As filed with the Securities and Exchange Commission on September 28 , 2009

Securities Act File No. 333- 160792
Investment Company Act File No. 811-22316

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

☒  Registration Statement under the Securities Act of 1933
☒  Pre-Effective Amendment No. 1
☐  Post-Effective Amendment No.
and/or
☒  Registration Statement under the Investment Company Act of 1940
☒  Amendment No. 1

BLACKROCK LEGACY SECURITIES PUBLIC-PRIVATE TRUST
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

(800) 882-0052
(Registrant's telephone number, including area code)

Anne F. Ackerley , President
BlackRock Legacy Securities Public-Private Trust
40 East 52nd Street
New York, New York 10022
(Name and Address of Agent for Service)

Copies to:
Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $.001 par value	9,650 shares	$ 103.63	$ 1,000,029.50 (1)	$55.80

(1)	Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion Dated September 28 , 2009

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS
                     Shares

BlackRock Legacy Securities Public-Private Trust
Common Shares
$        per Share

Investment Objective.  BlackRock Legacy Securities Public-Private Trust (the "Trust") is a newly organized, diversified, closed-end management investment company with no operating history. The Trust's investment objective is to generate attractive returns for shareholders through long-term opportunistic investments in assets eligible for purchase ("Eligible Assets") under the Public-Private Investment Program (the "PPIP")  for legacy securities established by the United States Department of the Treasury (the "Treasury").  There can be no assurance that the Trust will achieve its investment objective.

Investment Policies.  The Trust will seek to achieve its investment objective by investing approximately      % of the net proceeds from this offering in BlackRock Legacy Securities Public-Private Master , L.P. (the "PPIF"), a public-private investment fund formed to take advantage of the PPIP.  The PPIF has the same investment objective as the Trust.  The Trust will invest approximately     % of the net proceeds from this offering directly in Eligible Assets and in temporary investments permitted under the PPIP.   As set forth in the PPIP guidelines, Eligible Assets currently include commercial mortgage-backed securities ("CMBS") and non-agency residential mortgage-backed securities ("RMBS") issued prior to January 1, 2009 that were originally rated AAA or which received an equivalent rating by two or more nationally recognized statistical rating organizations without external credit enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities.  Although all Eligible Assets must have originally been rated AAA or an equivalent rating by at least two nationally recognized statistical ratings organizations, they may currently be rated below investment grade, have no readily available trading market (or otherwise be considered illiquid) and may be difficult to value.  Certain Eligible Assets may be backed by sub-prime mortgages, adjustable rate mortgages and home equity lines of credit .

The Offering.  The Trust is offering up to     of its common shares at a price of $ 103.63  per share.
(continued on next page)
Investing in the Trust's common shares involves certain risks that are described in the "Risks" section beginning on page 31 of this prospectus.

	Per Share	Total
Maximum Public offering price	$103.63	$
Sales load(1)	$3.63	$
Proceeds, after expenses, to the Trust(2)	$100.00	$
(footnotes on next page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Treasury has not prepared this prospectus.  The Treasury has reviewed this prospectus solely with the purpose of ensuring that no misstatements with respect to the Treasury have been made and is not responsible for the overall accuracy of the prospectus and makes no representation to that effect.

The Treasury will participate in the PPIF solely as an investor and a lender and will not owe a fiduciary duty to investors in the Trust. The Treasury's rights and interests may differ from those of the investors in the Trust. The Treasury will not provide any guarantee of the PPIF's assets.

The underwriters expect to deliver the common shares to purchasers on or about                        , 2009.

The date of this prospectus is                        , 2009.

(continued from previous page)

The PPIP.  The Treasury, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System, announced the creation of the PPIP as part of the Troubled Asset Relief Program. The PPIP is designed to encourage the transfer of Eligible Assets, which include certain illiquid real estate-related assets issued prior to 2009 (a portion of which are backed in part by non-performing mortgages) from banks and other financial institutions in an effort to restart the market for these assets and support the flow of credit and other capital into the broader economy. One of the programs announced under the PPIP is the Legacy Securities Program, which calls for the creation of Public-Private Investment Funds, such as the PPIF, through which privately raised capital and Treasury capital and financing are pooled together to facilitate the purchase of Eligible Assets. Securities issues prior to 2009 sometimes are referred to in this prospectus as "legacy securities".

Leverage.  The PPIF will borrow money from the Treasury for investment and portfolio management purposes in an amount up to 50 % of the value of the PPIF's net assets (33⅓% of its total assets )  immediately after giving effect to the borrowing.  This practice is known as leverage.  The Trust may borrow money in an amount up to 5% of its total assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company under the Internal Revenue Code of 1986, as amended , or for other extraordinary or emergency purposes, including the settlement of securities transactions which otherwise might require untimely dispositions of securities.  See "Tax Matters." The Trust will not borrow money for investment purposes.

Investment Advisor and Sub-Advisors.  The Trust's investment advisor is BlackRock Advisors, LLC ("BAL") and the Trust's sub-advisors are BlackRock Financial Management, Inc. ("BFM") and Utendahl Capital Management, L.P. ("UCM") .  The PPIF's general partner is BlackRock Legacy Securities Public-Private Master (GENPAR) , LLC (the "General Partner"), its investment advisor is BFM and its sub-advisor is UCM .

Limited Term.  It is anticipated that the Trust will terminate shortly after the termination of the PPIF, which is  anticipated to terminate on or before              , 2017 .  The PPIF's termination date can be extended for consecutive periods, each up to one year in length and up to a maximum of two years in the aggregate at the discretion of the General Partner, subject to approval by the Treasury.  The Trust's investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

No Prior History.  Because the Trust is newly organized, its shares have no history of public trading and there has been no public market for the common shares of the Trust.  The Trust intends to apply for listing on the New York Stock Exchange ("NYSE").  However, trading on the NYSE will not commence immediately and may be delayed for up to 90 days after the date of this offering .  The Trust's ability to list its common shares on the NYSE is subject to meeting the standards for listing of such exchange, which the Trust expects it will meet (although no assurance can be given in this regard).  Prior to the expected commencement of trading on the NYSE , the underwriters do not intend to make a market in the Trust's common shares.  Consequently, it is anticipated that, prior to the commencement of trading on an exchange, an investment in the Trust will be illiquid and shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop.  If a secondary market does develop prior to the commencement of trading on an exchange, shareholders may be able to sell their common shares only at substantial discounts from net asset value.  The proposed symbol for common shares listed on the NYSE is " LSM ."  Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their common shares in a relatively short period after they begin trading on the NYSE.
___________________
(footnotes from previous page)

(1)
The common shares will be sold at net asset value plus an initial sales charge. The sales charge will be imposed by the party responsible for selling the common shares to an investor. Investors who purchase at least $5,000,000 of common shares will be eligible for a reduced sales charge. See "Underwriting." The initial sales charge may not exceed 3.5% of the offering price. The Trust has agreed to pay the underwriters $         per share as a partial reimbursement of expenses incurred in connection with the offering. BAL may pay commissions to employees of its affiliates that participate in the marketing of the Trust's common shares. See "Underwriting."

(2)
The Trust will pay its organizational costs, its allocable portion of the PPIF's organizational costs and its offering costs (other than sales load) in the aggregate up to $    per share.  BAL will pay the Treasury's allocable portion of the PPIF's organization costs which will not be applied to the limit per share. Organization costs of the Trust  will be immediately expensed and applied to the limit of $   per share.  Such organization costs will be paid out of the seed capital of the Trust prior to the completion of the offering.  Organization costs incurred by the PPIF and allocated to the Trust at the close of the offering will be applied to the limit of $    per share.  To the extent that organization costs of the Trust and the PPIF are less than $     per share, the Trust will pay offering costs (other than sales load), including partial reimbursements for expenses incurred by the underwriters in connection with the offering, and charge such offering expenses directly to paid-in-capital of the Trust upon the issuance of shares.  BAL will pay any remaining offering costs (other than sales load) directly.

You should read this prospectus, which concisely sets forth information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated                        , 2009, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents for the Statement of Additional Information on page 70 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the Statement of Additional Information on its website because the Trust's common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Trust's annual and semi-annual reports, when produced, will be available at the Trust's website (http://www.blackrock.com) free of charge.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Treasury , the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

TABLE OF CONTENTS

Page
PROSPECTUS SUMMARY	1
SUMMARY OF TRUST EXPENSES	18
THE TRUST	19
USE OF PROCEEDS	19
THE PUBLIC-PRIVATE INVESTMENT PROGRAM	20
THE FUNDS' INVESTMENTS	24
LEVERAGE	28
RISKS	31
MANAGEMENT OF THE FUNDS	50
NET ASSET VALUE	56
DISTRIBUTIONS	59
DESCRIPTION OF SHARES	61
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST	61
CLOSED-END FUND STRUCTURE	64
TAX MATTERS	65
UNDERWRITING	66
CUSTODIAN AND TRANSFER AGENT	68
LEGAL OPINIONS	68
PRIVACY PRINCIPLES OF THE TRUST	68
OTHER INFORMATION	69
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION	70

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to BlackRock Legacy Securities Public-Private Trust and BlackRock Legacy Securities Public-Private Master, L.P . This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained herein and in the Statement of Additional Information.

The Trust
BlackRock Legacy Securities Public-Private Trust is a newly organized, diversified, closed-end management investment company.  Throughout the prospectus, we refer to BlackRock Legacy Securities Public-Private Trust simply as the "Trust" or as "we," "us" or "our."  The Trust will participate in the Public-Private Investment Program (the "PPIP") for legacy securities established by the United States Department of the Treasury (the "Treasury") by investing approximately       % of the net proceeds from this offering in BlackRock Legacy Securities Public-Private Master, L.P. (the "PPIF").  The Trust will be a limited partner of the PPIF.  The PPIF has the same investment objective and strategies as the Trust.

For convenience, we sometimes refer to the Trust and the PPIF collectively as the "Funds" throughout this prospectus and the Statement of Additional Information.

The Offering
The Trust is offering       common shares of beneficial interest at a purchase price equal to their net asset value of $ 100.00 per share plus initial sales compensation of up to $ 3.63 per share through a group of underwriters led by                      . The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 25 common shares in order to participate in this offering.  The maximum amount of total investments the Trust will accept is capped at $       million.  BlackRock Advisors, LLC ( "BAL" ) has agreed to pay the Trust's offering expenses (other than the sales load, and not including the Trust's or its share of the PPIF's organizational costs) to the extent that offering expenses (other than the sales load) plus organizational costs of the Trust and its share of the PPIF's organizational costs exceed $       per common share.   The organizational costs of the PPIF, excluding those attributable to the Treasury, will be allocated between the Trust and the general partner of the PPIF (and not the Treasury) based on the amount each invests in the PPIF.  Treasury's allocable portion of the PPIF's organizational costs will by paid by BAL.

Investment Objective
The Trust's investment objective is to generate attractive returns for shareholders through long-term opportunistic investments in assets eligible for purchase under the PPIP ("Eligible Assets"). The Trust is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Trust will achieve its investment objective.

Investment Policies
The Trust will seek to achieve its investment objective by investing approximately       % of the net proceeds from this offering in the PPIF.  The Trust will invest approximately       % of the net proceeds from this offering directly in Eligible Assets and in Temporary Investments (as defined herein).  The Trust will make these direct investments for the purpose of being able to make distributions to shareholders in order to maintain its favorable tax status under the Internal Revenue Code of 1986, as amended (the "Code"), as a

regulated investment company.   See "Tax Matters."

The PPIF has the same investment objective as the Trust.  The PPIF will seek to achieve its investment objective by investing substantially all of its total assets in Eligible Assets.   As set forth in the PPIP guidelines, Eligible Assets currently include commercial mortgage-backed securities ("CMBS") and non-agency residential mortgage-backed securities ("RMBS") issued prior to January 1 , 2009 that were originally rated AAA or which received an equivalent rating by two or more nationally recognized statistical rating organizations without external credit enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities.   Although all Eligible Assets must have originally been rated AAA or an equivalent rating by at least two nationally recognized statistical ratings organizations, they may currently be rated below AAA or below investment grade.  In addition, Eligible Assets may include troubled real estate related securities backed in part by non-performing mortgages, which may be rated below investment grade and may be difficult to value due to the illiquidity of the assets.  Eligible Assets may be backed by sub-prime mortgages, adjustable rate mortgages and home equity lines of credit on which the holders of such mortgages may have defaulted on their mortgage payments. A portion of the CMBS may be backed by mortgages on commercial properties experiencing high vacancy rates.

At least 90% of the assets underlying any Eligible Asset must be situated in the United States.  Eligible Assets must be purchased solely from those financial institutions from which the Treasury may purchase assets pursuant to Section 101(a)(1) and Section 112 of the Emergency Economic Stabilization Act of 2008, as amended ("EESA") including without limitation , any bank, savings association, credit union, security broker or dealer, or insurance company, established and regulated under the laws of the United States.  Eligible Assets do not include any securities backed by loans and other assets 10% or more of which are not situated in the United States. The final determination on what constitutes Eligible Assets is made by the Treasury and may be subject to change.  Accordingly, the Eligible Assets in which the Funds may invest could change over time.

The PPIF may also invest in (a) cash, (b) bank deposits, (c) Treasury securities with maturities of not more than ninety calendar days, (d) money market mutual funds that (i) are registered with the Securities and Exchange Commission and regulated under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (the "Investment Company Act") and (ii) invest exclusively in direct obligations of the United States of America or obligations the prompt payment of the principal of and interest on which is unconditionally guaranteed by the United States of America and/or (e) any other investment approved by the Treasury in writing as a Temporary Investment (collectively, "Temporary Investments").

In selecting securities, BAL and BlackRock Financial Management, Inc. ("BFM", and together with BAL, "BlackRock Advisors") will seek to identify mortgage securities that they believe are undervalued by the market and thus have a lower price than their true net worth.

BlackRock Advisors employs a rigorous quantitative, qualitative and analytical approach to its mortgage securities investment due diligence process, which includes the integration of proprietary econometric models and analysis tools along with third-party data (including property-specific performance) and cash flow models to create a robust analysis of the market.  This approach focuses on identifying and quantifying risks and periodically measuring collateral parameters over time to monitor and re-evaluate deal performance.  BlackRock Advisors will not limit investments to securities of a particular maturity, duration or credit quality.  In addition, BlackRock Advisors will be free to invest any particular percentage of the Funds' portfolios in non-agency RMBS or CMBS and the amount that is invested in non-agency RMBS and CMBS will vary from time to time based upon market conditions.

The PPIF may re-invest proceeds otherwise distributable to the Trust, BlackRock Legacy Securities Public-Private Master (GENPAR) , LLC (the "General Partner") and the Treasury in Eligible Assets up until the third anniversary of the Closing Date. The "Closing Date" is the date that the underwriters deliver the common shares pursuant to this offering to purchasers and is expected to occur on or about          , 2009.   However, the General Partner will not cause the PPIF to re-invest proceeds otherwise distributable to its partners, if the General Partner believes doing so would jeopardize the Trust's ability to maintain the Trust's tax status as a regulated investment company under the Code.

The PPIF will not, without the written consent of the Treasury:

•      acquire directly or indirectly through a flow-through entity a residual interest in a Real Estate Mortgage Investment Conduit;

•      invest in any securities or assets other than Eligible Assets , Temporary Investments and permitted interest rate hedges allowed under the terms of the Treasury Debt Financing ;

•      enter into any derivative contract unless such contract is intended solely to hedge the PPIF's interest rate exposure with respect to any debt obligation;

•      hedge any credit risks arising from investments made by the PPIF;

•      directly or indirectly lend Eligible Assets or Temporary Investments or any economic interest therein for any purpose (including to facilitate delivery of a short sale);

•      invest more than 5% of the PPIF's aggregate capital commitments in any particular issuance of Eligible Assets (as measured by CUSIP number); or

•      make any investments unless the Trust has made its pro rata share of capital contributions.

The General Partner of the PPIF has agreed to take part in Treasury's Making Home Affordable Program ("Making Home Affordable"). Specifically, subject to the overall objective of maximizing the value of the PPIF's investments and the General Partner's fiduciary duties, the General Partner will (i) consent to reasonable requests from servicers or trustees for approval to participate in Making Home Affordable, or grant approval to implement other reasonable loss mitigation measures, and (ii) where the PPIF acquires 100% of a non-agency RMBS that is backed by a particular pool of residential mortgage loans, instruct the servicer or trustee of such securities, if such servicer or trustee is participating in Making Home Affordable, to include such pool of residential mortgage loans in Making Home Affordable.

In addition to the restrictions discussed above, the PPIF will be required to: (i) implement conflicts of interest policies that will provide that the General Partner may not acquire Eligible Assets from or sell Eligible Assets to certain affiliates (that, for purposes of BlackRock's participation in the PPIP, include Bank of America Corporation, The PNC Financial Services Group, Inc. and Barclays PLC), any other Public-Private Investment Fund or any investor that has invested 9.9% or more of the private capital raised by the PPIF; (ii) conduct all transactions on an arm's length and commercially reasonable basis; (iii) disclose all instances where certain affiliates service or invest in Eligible Assets; and (iv) represent that fees paid by the PPIF to any servicer are arm's length and perform diligence on a regular basis and determine that such fees are at market rates.  The PPIF will also be prohibited from using any broker-dealer affiliate of the PPIF's investment advisors to execute trades for the PPIF. Moreover, the General Partner must implement policies that require best price and best execution on all PPIF transactions, no crossing of PPIF trades, no purchase of Eligible Assets with the intention to resell within one week and no resale of Eligible Assets within 24 hours of purchasing such assets. The Treasury can require the General Partner to take corrective action if its participation in any other governmental program could create a conflict of interest.

Although the PPIF and its General Partner have no current intention to obtain Treasury's consent to engage in derivative transactions, circumstances may change and, if Treasury consented, the PPIF may make use of derivative contracts with the written consent of the Treasury and engage in other strategic transactions for hedging and risk management purposes or to enhance total return as described in the Statement of Additional Information.

The investment restrictions applicable to the PPIF will not restrict the ability of the Trust to make direct investments, except that the Trust will not be permitted (i) to purchase securities from or sell securities to the PPIF or (ii) to hedge investments held in the PPIF in a way that would cause it to indirectly hedge securities that are not permitted to be hedged directly by the PPIF.

The PPIP

In response to the financial crises affecting the banking system and the financial markets, the United States government,  the Treasury, the Board of Governors of the Federal Reserve System and other governmental and regulatory bodies have taken action in an attempt to stabilize the financial markets.  Significant measures include the enactment of the Emergency Economic Stabilization Act of 2008 pursuant to which, among other things, the Troubled Asset Relief Program (the "TARP") was established. The purpose of this legislation was to stabilize financial markets and institutions in light of the financial crisis affecting the United States.  In connection with the TARP, the Treasury announced the creation of the Financial Stability Plan in early 2009.  The Financial Stability Plan outlined a series of key initiatives to help restore the United States economy, one of which was the creation of the PPIP.

The PPIP is designed to encourage the transfer of Eligible Assets, which include certain illiquid real estate-related assets issued prior to 2009 (which may be rated below investment grade, have no readily available trading market (or otherwise be considered illiquid), may be difficult to value and may be backed in part by non-performing mortgages), from banks and other financial institutions in an effort to restart the market for these assets and support the flow of credit and other capital into the broader economy. One of the programs announced under the PPIP is the Legacy Securities Program , which calls for the creation of Public-Private Investment Funds, such as the PPIF, through which privately raised capital and Treasury capital and financing are pooled together to facilitate the purchase of Eligible Assets.    Securities issued prior to 2009 sometimes are referred to in this prospectus as "legacy securities." See "The Public Private Investment Program—The PPIP."

The PPIF
The PPIF is a Delaware limited partnership formed to participate in the PPIP.  The Trust will invest approximately        % of the net proceeds from this offering in the PPIF. The General Partner will invest $  in the PPIF.  The Treasury will invest an amount equal to the combined investment of the Trust and the General Partner in the PPIF, which we expect will not exceed $        million, and will also provide limited recourse funding to the PPIF to purchase Eligible Assets (the "Treasury Debt Financing").

The General Partner will manage the PPIF in accordance with the terms of the limited partnership agreement governing the PPIF and will act (and cause its affiliates that are involved in the management and affairs of the PPIF to act) in accordance with fiduciary duties to the limited partners of the PPIF, including a duty of loyalty, a duty of care and a duty of good faith and fair dealing, and in the best interest of the limited partners of the PPIF. In connection with managing the PPIF, the General Partner has entered into investment management agreements with BFM and Utendahl Capital Management, L.P. ("UCM") pursuant to which they will manage 95% and 5%, respectively, of the capital contributed to and amounts lent to the PPIF. The PPIF's assets will be managed in accordance with the investment objectives, policies and limitations described in this prospectus.

The PPIF will establish and maintain a capital account for the Trust, the General Partner and the Treasury.  The Trust and the General Partner (and not the Treasury) will pay their share, based on the amount each invests in the PPIF, of all legal, accounting, filing and other expenses incurred by the General Partner (and its affiliates) in connection with organizing and establishing the PPIF.   BAL will pay Treasury's allocable portion of the costs associated with organizing and establishing the PPIF.   The General Partner (and its affiliates) will be responsible for the expenses of providing their services to the PPIF, including overhead expenses

(including systems and technology), office expenses and compensation of their employees.  Generally speaking, except as noted above, the PPIF will pay all reasonable expenses related to the operation of the PPIF, including fees, costs and expenses related to the investigation, development, purchase, holding and sale of investments , fees, costs and expenses of any administrators, custodians, attorneys, accountants and other professionals, fees, costs and expenses incurred in connection with borrowings by the PPIF through the Treasury Debt Financing or otherwise, certain taxes, the costs of any litigation, directors and officers liability or other insurance and any fees or other governmental charges levied against the PPIF.  The PPIF will not pay any fees, costs or expenses of any third party engaged to monitor or provide investment advice with regard to the PPIF's investments.  Except as described above, all items of income, gain, loss and deduction will be allocated to the respective capital account of the Trust, the General Partner and the Treasury consistent with the distribution policies of the PPIF.  See "Distributions" and "The Public-Private Investment Program—The PPIF."

The PPIF will make investments over the course of the "Investment Period".  After the termination or expiration of the Investment Period, the PPIF generally will no longer be able to make new investments in Eligible Assets.  Unless terminated earlier by the Treasury or the General Partner, the Investment Period will be the period from the Closing Date through the three-year anniversary of the Closing Date.  See "The Public-Private Investment Program—The PPIF," and "Risks—Certain Risks Related to the PPIP."

The Role of the Treasury in the PPIF

    The Treasury will be a significant equity investor in (and lender to) the PPIF.  As a result, the Treasury will have certain rights and powers with respect to the PPIF.  These rights and powers, which are summarized below, will allow the Treasury to have an oversight and examination role with respect to its investment in the PPIF and will subject the Trust to various risks not typically associated with an investment in a registered closed-end investment company.  For example, the Treasury may unilaterally remove the General Partner from managing the PPIF if it fails to contribute capital to the PPIF or if BlackRock Advisors, UCM or the General Partner (or subject to certain cure conditions, any of their employees that are engaged in the business and affairs of the PPIF) engage in certain acts, such as materially breaching the limited partnership agreement governing the PPIF.  The Treasury also can remove the General Partner from managing the PPIF if the board of trustees of the Trust removes BAL as the investment advisor to the Trust or BFM as a sub-advisor to the Trust or with the consent of the Trust's board of trustees.  If the General Partner is removed from managing the PPIF, the Treasury would have the right to approve the replacement general partner.  The Treasury also has the ability to prevent the Trust from selling or otherwise transferring its interest in the PPIF, the ability to exercise the rights of a lender to the PPIF and the ability to inspect the books and records of the PPIF. The Treasury will participate in the PPIF solely as an investor in (and a lender to) the PPIF and will not owe a fiduciary duty to investors in the Trust. The Treasury's rights and and interests as a shareholder in (and a lender to) the PPIF may differ from those of the investors in the Trust. The Treasury will not provide any guarantee of the PPIF's assets. See "The Public-Private Investment Program—The PPIF," "Leverage" and "Risks—Certain Risks Related to the PPIP."

The Trust generally may not withdraw from the PPIF and neither the General Partner nor the Trust may, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the PPIF, in whole or in part, without the prior written consent of the Treasury.

An organizational structure diagram showing the relationship of all parties to the Trust's operations, including the Trust, the PPIF, the General Partner, BlackRock Advisors, UCM and the Treasury is set forth below:

Limited Term
The Trust is expected to terminate shortly after the PPIF terminates.  The term of the Trust will continue until shortly after the eighth anniversary of the Closing Date, subject to extension if the PPIF's term is extended .  The General Partner may in its discretion , with the written consent of the Treasury, extend the PPIF's term beyond its initial eight-year period for consecutive periods each up to one year in length and up to a maximum of two years in the aggregate .  The PPIF is subject to earlier dissolution and termination:

•      after the expiration or termination of the Investment Period, upon the sale, disposition or liquidation of all of the PPIF's portfolio investments;

•      upon the sale, assignment, pledge, exchange or transfer of all or any portion of the General Partner's interest in the PPIF or the withdrawal, bankruptcy, commencement of liquidation proceedings, insolvency or dissolution and commencement of winding up of the General Partner (unless the Treasury agrees in writing to continue the business of the PPIF and to the appointment of another general partner); or

•      if the General Partner determines in good faith that a change in any law, regulation, rule or governmental order (or change in judicial or regulatory interpretation of any law, regulation or governmental order) would materially adversely impact the General Partner or its affiliates, or at least a majority in interest of investors in the Trust or the affiliates of such investors as a result of their management of, or participation in, the PPIF.

Upon its termination, it is anticipated that the PPIF will distribute substantially all of its net assets to shareholders.  The Trust, in turn, will distribute the proceeds received from the PPIF to its shareholders.  However, securities that the Trust receives in-kind from the PPIF, if any, or owns directly for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust to facilitate the orderly liquidation of such assets .  Securities placed in a liquidating trust may be held for an indefinite period of time until they can pay out all of their cash flows or be sold.  See "Risks— General Risks Related to an Investment in the Funds —Limited Term Risk."

The Trust's investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

Leverage
The PPIF will utilize the Treasury Debt Financing for investment and portfolio management purposes in an amount up to 50% of its net assets (33⅓ % of its total assets) immediately after giving effect to the borrowing.  This practice is known as "leverage."  The PPIF will bear the interest expense and other financing costs arising out of the use of the Treasury Debt Financing.  The PPIF will not borrow money other than through the Treasury Debt Financing.  The Trust may borrow money in an amount up to 5% of its total assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company under the Code or for other extraordinary or emergency purposes, including the settlement of securities transactions which otherwise might require untimely dispositions of securities .  The Trust will not borrow money for investment purposes.  See "Leverage" and "Risks— General Risks Related to an Investment in the Funds —Leverage Risk, and —Certain Risks Related to the PPIP."

Warrants
The PPIF will grant warrants to the Treasury in connection with its use of the Treasury Debt Financing.  The warrants provide for preferential payments by the PPIF to the Treasury after the PPIF has returned all of the capital invested in the PPIF by each of the Trust, the General Partner and the Treasury.  After the PPIF has paid to each partner distributions equal to the amount of capital each partner contributed to the PPIF, for every $100 that would otherwise be distributed to the Trust or the General Partner, as the case may be, $1.50 would be distributed to the Treasury and $98.50 would be distributed to the Trust or the General Partner, as the case may be; provided, however, that the foregoing will not apply to distributions of income earned on Temporary Investments .  Upon liquidation of the PPIF, the Treasury will be required to contribute to the PPIF the amount, if any, by which cumulative warrant payments it received exceeded 1.5% of the cumulative net profits earned by the Trust and the General Partner. In that regard, the General Partner will establish an escrow account and deposit certain warrant proceeds into the escrow account to ensure that the Treasury is able to meet its obligation.  The funds held in the escrow account will be invested in Temporary Investments  See "Risks—General Risks Relating to an Investment in the Funds —Leverage Risk, and —Certain Risks Related to the PPIP."

Investment Advisor and Sub-Advisors
BAL, as the Trust's investment advisor, and each of BFM and UCM , as the Trust's sub-advisors, will provide certain day-to-day investment management services to the Trust.   BAL and BFM will manage all of the Trust's direct investments consistent with the investment objective and policies of the Trust.

BAL will receive an annual fee from the Trust, accrued monthly and payable quarterly in arrears , in an amount equal to 0.75 % of the Trust's average net assets.

BAL will pay a quarterly sub-advisory fee to BFM, payable in arrears, equal to 50% of the quarterly advisory fees received by BAL from the Trust .  BAL will also pay a quarterly sub-advisory fee to UCM, payable in arrears, equal to 3.75% of the quarterly advisory fees received by BAL from the Trust .

The General Partner will engage BFM as the PPIF's investment advisor to manage 95% of the portfolio of the PPIF (measured based on the capital contributed to and amounts lent to the PPIF) .  In addition, the General Partner will delegate day-to-day management responsibilities of the PPIF to BFM, but will retain discretion over certain policy-making and oversight functions with respect to the investment program of the PPIF.  The General Partner will also engage UCM to sub-advise 5% of the portfolio of the PPIF (measured based on the capital contributed to and amounts lent to the PPIF) on a discretionary basis consistent with the investment objective of the PPIF.

For the term of the PPIF, the PPIF (and not the Trust) will pay an annual management fee to the General Partner (the "Treasury Management Fee").  Prior to the third anniversary of the Closing Date, the Treasury Management Fee will equal 0.20% per annum of the Treasury's capital commitment to the PPIF as of the last day of the period to which the Treasury Management Fee relates. Thereafter, the Treasury Management Fee will equal 0.20% per annum of the lesser of (i) the Treasury's capital commitment to the PPIF and (ii) the fair market value of the Treasury's interest in the PPIF as of the last day of the period to which the Treasury Management Fee relates.  The Treasury Management Fee will be paid out of proceeds otherwise payable to the Treasury but not from drawdowns of the Treasury's capital commitments to the PPIF.  Neither the Trust nor the General Partner will bear the Treasury Management Fee.

Distributions
Commencing with the Trust's initial dividend, the Trust intends to make regular quarterly cash distributions of all or a portion of its net investment income to common shareholders. We expect to declare the initial dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial dividend approximately 90 to 120 days after completion of this offering. The Trust will distribute to common shareholders at least annually all or substantially all of its investment company taxable income after the payment of dividends and interest, if any, owed with respect to any forms of leverage utilized by the Trust. The Trust intends to pay any capital gains distributions at least annually.

Various factors will affect the level of the Trust's income, including the asset mix and the average maturity of the Trust's and the PPIF's portfolio, the amount of leverage utilized by the PPIF and Trust's and the PPIF's ability to use hedging, which is limited. The ability of the Trust to make distributions to shareholders is largely dependent upon the distributions the PPIF makes to the Trust.   The PPIF will be required to distribute any income earned from its investments, including principal paydowns, interest and dividend income and any net proceeds realized from dispositions of investments, no later than thirty calendar days following the end of each fiscal quarter in which such income is received by the PPIF.   The General Partner will be allowed , however, to withhold from any distributions ( on a pro rata basis ) amounts necessary (i) for reasonable reserves for certain expenses of the PPIF and the making of investments (provided that such reserves for PPIF expenses cannot exceed 0.10% of the  capital commitments of  the PPIF without the written consent of the Treasury), (ii) to repay indebtedness or to create reasonable reserves for repayment of indebtedness (provided that except with respect to repayment of the Treasury Debt Financing (and reserves used to make such repayments), the prior written consent of the Treasury shall be required for any repayment of indebtedness or for the creation of reserves for the repayment of indebtedness, in either case following the expiration or termination of the Investment Period) and (iii) for reinvestment during the Investment Period and during the 60-calendar day period following the termination of the Investment Period solely to complete any proposed investment with respect to which the PPIF entered into a legally binding obligation to acquire prior the termination of the Investment Period.  However, the General Partner generally will not do so if it believes doing so would jeopardize the Trust's ability to maintain its tax status as a regulated investment company under the Code.

Generally, distribution of income by the PPIF will initially be made to the Trust, the General Partner and the Treasury in proportion to each of their respective percentage interests in the PPIF.  After the PPIF has paid to each partner distributions equal to the amount of capital each partner contributed to the PPIF, for every $100 that would otherwise be distributed to the Trust or the General Partner, as the case may be, $1.50 would be distributed to the Treasury and $98.50 would be distributed to the Trust or the General Partner, as the case may be; provided, however, that the foregoing will not apply to distributions of income earned on Temporary Investments.  Distributions of income earned on Temporary Investments will be distributed to the Trust, the General Partner and the Treasury in proportion to each of their respective percentage interests in the PPIF .  The PPIF's use of the Treasury Debt Financing will limit its ability to make distributions to the Trust under a priority of payments schedule, as described herewith .  See " Leverage" and " Risks—Certain Risks Related to the PPIP."

To permit the Trust to maintain a more stable distribution rate, the Trust may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions net of U.S. federal and state corporate income and excise taxes imposed on such undistributed income . As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust's net asset value (and indirectly benefit the investment advisors by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Trust's net asset value.

The Trust will also hold Eligible Assets and Temporary Investments directly, and may borrow money in an amount up to 5% of its total assets as a temporary measure, in order to make distributions to shareholders so that the Trust will be able to maintain its favorable tax status under the Code as a regulated investment company.

Taxation
The Trust intends to elect to be treated and to qualify each year for special tax treatment afforded to a regulated investment company under Subchapter M of the Code.  In order to qualify as a regulated investment company, the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains.  The Trust will invest approximately       % of the net proceeds from this offering in the PPIF, which is treated as a partnership for U.S. federal income tax purposes.  Consequently, any references to, and description of the U.S. federal income tax aspects of, the Trust's investment practices and activities, in effect, take into account the investment practices and activities of the PPIF.

Listing
Prior to this offering, there has been no public market for the common shares of the Trust.  The Trust intends to apply for listing on the New York Stock Exchange ("NYSE").  However, trading on the NYSE will not commence immediately and may be delayed for up to 90 days after the date of this offering .  Prior to the expected commencement of trading on the NYSE , the underwriters do not intend to make a market in the Trust's common shares.  Consequently, it is anticipated that, prior to the commencement of trading on an exchange, an investment in the Trust will be illiquid and shareholders may not be able to sell their shares as it is unlikely that a secondary market for the common shares will develop.  If a secondary market does develop prior to the commencement of trading on an exchange, shareholders may be able to sell their common shares only at substantial discounts from net asset value.  The Trust's ability to list its common shares on the NYSE is subject to meeting the standards for listing of such exchange, which the Trust expects it will meet (although no assurance can be given in this regard).  The proposed symbol for common shares listed on the NYSE is " LSM ."

Custodian and Transfer Agent	Bank of New York Mellon will serve as the Trust's custodian and as the Trust's transfer agent. Bank of New York Mellon will also serve as the PPIF's custodian.

Market Price of Shares	Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-

end investment companies like the Trust that invest primarily in fixed income securities have, during some periods, traded at prices higher than their net asset value and, during other periods, have traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to its net asset value. In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand. The common shares are designed primarily for long-term investors; you should not purchase common shares of the Trust if you intend to sell them shortly after they begin trading on a stock exchange .

Special Risk Considerations
An investment in the Trust's common shares involves various material risks. The following is a summary of certain of these risks.  It is not complete and you should read and consider carefully the more complete list of risks described below under "Risks" before purchasing our common shares in this offering.

General Risks Related to an Investment in the Funds

•	Investments in Eligible Assets will subject the Funds to various risk factors, which generally include, but are not limited to:

o
credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties, which can result from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the Eligible Assets were issued;

o
prepayment risk, which generally occurs in instances when prevailing interest rates fall significantly below the interest rates on the related residential mortgage loans, can lead to significant fluctuations in value of Eligible Assets and lead to a reduction in yield to maturity for most holders of such securities;

	o	extension risk, or slower prepayments of the underlying mortgage loans, which would extend the time it would take to receive cash flows and generally compress the yield on Eligible Assets;

o
subordination risk, which increases the risk of loss and writedowns (among others), as certain mortgage-backed securities may be subordinated to one or more other senior classes of securities.  For example, distributions of principal will generally not be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero, which means that the subordinate classes are more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of such securities;

o
interest rate risk, as the value of fixed rate debt securities can be expected to vary inversely with changes in prevailing interest rates which means changing interest rates may adversely affect the value of the Eligible Assets owned by the Funds;

o
legislative risk, as the U.S. Congress and various government regulatory authorities have discussed the possibility of restructuring mortgages and imposing forbearance requirements on defaulted mortgages, which may adversely affect the value of Eligible Assets owned by the Funds;

o
loss of all or part of the premium, if any, paid to purchase the Eligible Assets due to prepayments (which, depending on the circumstances, may be made without penalty or without a penalty sufficient in amount to discourage prepayments);

o
declines in the market value of Eligible Assets, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral; and

o
adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on Eligible Assets secured by loans on certain types of commercial properties than on those secured by loans on residential properties due to the fact that the repayment of loans secured by income producing commercial properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

•
Eligible Assets may include securities currently rated below investment grade and such securities may be subject to greater market fluctuations than certain lower yielding, higher rated securities, and may be less liquid than higher rated securities.  Adverse conditions could make such Eligible Assets difficult to sell or could result in lower sale prices than those used in calculating the Funds' net asset values.

•
The Funds may invest in Eligible Assets (including those backed by sub-prime and adjustable rate mortgages) which have experienced limited liquidity in the secondary market as a result of increased mortgage foreclosures and a general decline in the economy.  Further deterioration of the economy and an increase in the incidence of mortgage foreclosures, especially sub-prime and adjustable rate mortgages, may adversely affect the value of certain Eligible Assets owned by the Funds.

•
Eligible Assets may be difficult to value and determining their value may involve uncertainties and judgment determinations which may prove to be inaccurate.  In addition, the liquidation values of Eligible Assets may differ significantly from the valuations derived from the Funds' valuation methods described herein.

•      The Funds will invest substantially all of their assets (directly or indirectly) in Eligible Assets and as such will be affected to a greater degree by events affecting the market for Eligible Assets than if they invested in a broader array securities, and such impacts could be considerably greater than if they did not focus their investments to such an extent.

•       It is possible that competition for Eligible Assets may increase, thus reducing the number of attractive portfolio investment opportunities available to the Funds and adversely affecting the terms upon which investments can be made.  There can be no assurance the Funds will be able to locate, consummate and exit investments that satisfy their investment objectives or that they will be able to invest the net proceeds from this offering in Eligible Assets to the extent necessary to achieve their investment objectives.

•      The Funds may invest in Eligible Assets that currently are or may become illiquid and may be unable to readily dispose of such illiquid securities at favorable prices in a timely manner, which could adversely affect the net asset values of the Funds and their ability to make distributions.

•      The Funds are newly-organized investment funds with no operating history.

•      The PPIF anticipates using leverage for investment purposes, which will magnify investment, market and certain other risks.

•      The PPIF is not registered under the Investment Company Act.  The Investment Company Act provides certain protections to investors, such as an independent board of directors, and imposes certain investor protection restrictions on registered investment companies and their affiliates, such as prohibitions on affiliated transactions, the need for a code of ethics, disclosure and continuous reporting obligations and others, none of which will be applicable to the PPIF.

•      The Funds have a limited life and each will be required to liquidate in connection with its respective termination date.  While liquidating, they may have to sell portfolio securities in unfavorable market conditions or may not be able to sell them at all, which may cause the Funds to lose money.

•      The success of the Funds will depend, in large part, on the skill and expertise of BlackRock Advisors and UCM (including the respective investment professionals of each company that will participate in the process of providing investment advice for the Funds) (collectively, the "Investment Team" ) , and although the Investment Team will devote such time as it determines is necessary to carry out the operations of Funds effectively, it will not devote all of its professional time to the affairs of the Funds.  See "Management of the Funds" for a description of the Investment Team.

•      Black Rock Advisors and UCM  manage other registered investment companies, separate accounts, private investment funds or other investment funds, which may raise potential conflicts of interest, including those associated with allocating management time, services and functions, and there can be no assurance that any actual or potential conflicts of interest will not result in the Funds receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist.  In this regard, BlackRock also has sponsored a separate Public-Private Investment Fund under the PPIP (in addition to the PPIF) that is limited to institutional investors and high net worth individuals (the "BlackRock Institutional PPIF").  BFM and UCM will manage 95% and 5%, respectively, of the capital contributed to and amounts lent to the BlackRock Institutional PPIF.

Certain Risks Related to the PPIP

•      As a result of the Treasury providing equity capital and the Treasury Debt Financing to the PPIF, the Treasury will be able to exercise certain rights and powers in regard to the PPIF.  The Treasury may exercise these rights in its own interest and not in the interests of the Trust or the Trust's shareholders.  The Treasury's exercise of these rights and powers in its own interest may adversely affect the Trust and its ability to achieve its investment objective.

•      The PPIF will be required to implement a conflict of interest mitigation plan and a code of ethics that place restrictions on who the PPIF can trade with and such restrictions may adversely affect the PPIF's (and consequently the Trust's) ability to achieve its investment objective.

•      The PPIF will be subject to an asset coverage test as a result of receiving the Treasury Debt Financing.  Failure to satisfy this test could have an adverse impact on the ability of the PPIF (and consequently the Trust) to make distributions and achieve its investment objective.

•      The PPIP could be amended or altered pursuant to new legislation or administrative or judicial action which could have the effect of preventing the Trust from benefiting from its investment in the PPIF. The effect of such new legislation, administrative or judicial action or amendment could be retroactive and have an adverse impact on the Trust.

•      The General Partner of the PPIF has agreed to take part in Making Home Affordable. Specifically, subject to the overall objective of maximizing the value of the PPIF's investments and the General Partner's fiduciary duties, the General Partner will (i) consent to reasonable requests from servicers or trustees for approval to participate in Making Home Affordable, or grant approval to implement other reasonable loss mitigation measures, and (ii) where the PPIF acquires 100% of a non-agency RMBS that is backed  by a particular pool of residential mortgage loans, instruct the servicer or trustee of such securities, if such servicer or trustee is participating in Making Home

Affordable, to include such pool of residential mortgage loans in Making Home Affordable.  Any of these requirements may have a negative effect on the PPIF's (and consequently the Trust's) investment performance.

•      The Funds were formed to take advantage of PPIP, a recently-commenced program with a limited operating history. The PPIP is without precedent and its effects are impossible to predict with certainty.  Such uncertainties of the program may result in challenges for the Funds that make achievement of their investment objectives more difficult than would otherwise be the case with more established methods of investing and financing.

General Risks Related to an Investment in the Trust

•      The Trust's common shares have no history of public trading. Moreover, the Trust's common shares will not be listed on a stock exchange for up to 90 days after the date of this offering and during this time period an investment in the Trust will be illiquid.

•      If the Trust is unable to qualify for listing on a securities exchange, you may be unable to sell your common shares or may be able to sell them only at a substantial discount from net asset value.

•      If the Trust's common shares begin trading on a securities exchange, the Trust's common shares may trade at a discount from net asset value, as is frequently the case with closed-end management investment companies, and such discount may be material.

Tax Risks

•      The Funds may be required to report taxable income early in its holding period for certain investments in excess of the economic income the Funds ultimately realize from such investments.

•      Due to the nature of certain of the Funds’ investments, the Trust may have taxable income in excess of the cash available to the Trust for the annual distribution necessary to maintain the Trust's status as a regulated investment company for U.S. federal income tax purposes and avoid U.S. federal corporate income and excise taxes.   Such income in excess of cash could arise by reason of the original issue discount ("OID") rules, which will require the Funds to include in income each year a portion of the OID that accrues over the life of certain debt instruments prior to the Funds’ receipt of cash representing such income.  In addition, the Funds will be required to recognize unpaid interest as it accrues despite doubts about its ultimate collectibility.  Because the Trust will not elect to include the market discount attributable to certain debt instruments currently in taxable income, there may be significant limitations on the deductibility of interest expenses incurred in purchasing or holding such debt instruments.  Thus, it is possible that the Trust may have taxable income in excess of the cash available for distribution. If the Trust were unable to comply with the distribution requirements applicable to a regulated investment company, the Trust would be taxable as an ordinary corporation on its net income and net gains, and distributions to shareholders would not be deductible in computing its taxable income, which would materially adversely impact the amount of cash available for distribution to the Trust's shareholders. In addition, the Trust' s efforts to satisfy such distribution requirements applicable to a regulated investment company may adversely affect the Trust's ability to execute its business strategies.

•      The PPIF must satisfy an asset coverage test before distributing its investment proceeds to its partners (including the Trust), which could limit the ability of the Trust to make distributions to its shareholders.

•      The Trust may in the future choose to pay dividends in kind, in which case a Trust shareholder may be required to pay U.S. federal income taxes in excess of the cash dividends that the shareholder receives.

SUMMARY OF TRUST EXPENSES

The following table shows Trust expenses attributable to common shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	3.50%
Offering expenses borne by the Trust (as a percentage of offering price)%		(1)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	0.75%
Other Expenses	0.20%
Acquired Fund Fees and Expenses		%(2)
Total Annual Expenses		%
_______________________
(1)
The Trust will pay its organizational costs, its allocable portion of the PPIF's organizational costs and its offering costs (other than sales load) in the aggregate up to $    per share.  BAL will pay the Treasury's allocable portion of the PPIF's organization costs which will not be applied to the limit per share. Organization costs of the Trust  will be immediately expensed and applied to the limit of $   per share.  Such organization costs will be paid out of the seed capital of the Trust prior to the completion of the offering.  Organization costs incurred by the PPIF and allocated to the Trust at the close of the offering will be applied to the limit of $    per share.  To the extent that organization costs of the Trust and the PPIF are less than $     per share, the Trust will pay offering costs (other than sales load), including partial reimbursements for expenses incurred by the underwriters in connection with the offering, and charge such offering expenses directly to paid-in-capital of the Trust upon the issuance of shares.  BAL will pay any remaining offering costs (other than sales load) directly.

(2)	These are the fees and expenses of the PPIF indirectly borne by the Trust as a result of its investment in the PPIF, including operating and interest expenses incurred by the PPIF.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses," "Acquired Fund Fees and Expenses" and "Total Annual Expenses" are based on estimated amounts for the Funds' first full years of operations and assume that the Trust issues                   common shares and that the PPIF has total assets of $        .  If the Trust issues fewer common shares or the PPIF has a lesser amount of total assets, all other things being equal, these expenses, as a percentage of the Trust's net assets attributable to common shares, would increase.

The following example* illustrates the expenses (including the offering expenses borne by the Trust and the sales load of $     ) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of        % of net assets and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$
_______________________
*
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated "Other Expenses" and "Acquired Fund Fees and Expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE TRUST

BlackRock Legacy Securities Public-Private Trust (the "Trust") is a newly-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "Investment Company Act"). The Trust was organized as a Delaware statutory trust on March 26, 2009, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Trust has no operating history. The Trust will participate in the Public-Private Investment Program (the "PPIP") for legacy securities announced by the United States Department of the Treasury (the "Treasury") by investing approximately       % of the net proceeds from this offering in BlackRock Legacy Securities Public-Private Master , L.P. (the "PPIF").  The Trust will be a limited partner of the PPIF.  The PPIF has the same investment objective and strategies as the Trust.  The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.   For convenience, we sometimes refer to the Trust and the PPIF collectively as the "Funds" throughout this prospectus and the Statement of Additional Information.

The Trust is expected to terminate shortly after the PPIF terminates.  The term of the Trust will continue until shortly after the eighth anniversary of the "Closing Date," subject to extension if the PPIF's term is extended.  BlackRock Legacy Securities Public-Private Master (GENPAR) , LLC, the general partner of the PPIF (the "General Partner"), may in its discretion, with the written consent of the Treasury, extend the PPIF's term beyond its initial eight-year period for consecutive periods each up to one year in length and up to a maximum of two years in the aggregate . The Closing Date is the date that the underwriters deliver the common shares pursuant to this offering to purchasers and is expected to occur on or about               , 2009.  The PPIF is subject to earlier dissolution and termination:

•	after the expiration or termination of an initial three - year period, upon the sale, disposition or liquidation of all of the PPIF's portfolio investments;

•
upon the sale, assignment, pledge, exchange or transfer of all or any portion of the General Partner's interest in the PPIF or the withdrawal, bankruptcy, commencement of liquidation proceedings, insolvency or dissolution and commencement of winding up of the General Partner (unless the Treasury agrees in writing to continue the business of the PPIF and to the appointment of another general partner); or

•
if the General Partner determines in good faith that a change in any law, regulation, rule or governmental order (or change in judicial or regulatory interpretation of any law, regulation or governmental order) would materially adversely impact the General Partner or its affiliates, or at least a majority in interest of investors in the Trust or the affiliates of such investors as a result of their management of, or participation in, the PPIF.

The Trust's investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

USE OF PROCEEDS

The net proceeds from this offering of common shares will be approximately $              after payment of organizational costs and offering expenses. The Trust will invest approximately       % of the net proceeds from this offering directly in Eligible Assets (as defined herein) and Temporary Investments (as defined herein) and the remainder of the net proceeds from this offering in the PPIF.  The PPIF, in turn, will invest the proceeds it receives from the Trust in accordance with the investment objective and policies stated herein.  We currently anticipate that the Funds will be able make these investments within approximately six months after the completion of this offering.  Although this period is longer than the three-month period used by most closed-end investment companies to invest the proceeds of their offerings, we believe a six-month investment period is in the best interests of the Funds in order to provide them the flexibility to invest in the most opportunistic manner, in light of current market conditions and the uncertainty regarding the impact of the launch of the PPIP on the market for Eligible Assets .  For example, BlackRock Advisors believes that market dislocations, an inability of other investors to evaluate risk and forced selling have led to, and may continue to lead to, certain securities being undervalued.  See "Risks– General Risks Related to an Investment in the Funds –Recent Developments."  BlackRock Advisors believes that the flexibility of investing over a six-month period may permit the Funds to purchase securities at more favorable prices, although no assurance can be given in this regard.  Pending such investment, it is anticipated that the proceeds will be invested in Temporary Investments prior to being invested in Eligible Assets .

THE PUBLIC-PRIVATE INVESTMENT PROGRAM

The PPIP

In response to the financial crises affecting the banking system and the financial markets, the United States government, the Treasury, the Board of Governors of the Federal Reserve System and other governmental and regulatory bodies have taken action in an attempt to stabilize the financial markets.  Significant measures include the enactment of the Emergency Economic Stabilization Act of 2008 (the "EESA") pursuant to which, among other things, the Troubled Asset Relief Program (the "TARP") was established. The purpose of this legislation was to stabilize financial markets and institutions in light of the financial crisis affecting the United States.  In connection with the TARP, the Treasury announced the creation of the Financial Stability Plan in early 2009.  The Financial Stability Plan outlined a series of key initiatives to help restore the United States economy, one of which was the creation of the PPIP.

The PPIP is designed to encourage the transfer of Eligible Assets, which include certain illiquid real estate-related assets issued prior to 2009 (which may be rated below investment grade, have no readily available trading market (or otherwise be considered illiquid), may be difficult to value and may be backed in part by non-performing mortgages), from banks and other financial institutions in an effort to restart the market for these assets and support the flow of credit and other capital into the broader economy. One of the programs announced under the PPIP is the Legacy Securities Program , which calls for the creation of Public-Private Investment Funds, such as the PPIF, through which privately raised capital and Treasury capital and financing are pooled together to facilitate the purchase of Eligible Assets.   Securities issued prior to 2009 sometimes are referred to in this prospectus as "legacy securities."

The PPIF

The PPIF is a Delaware limited partnership formed to participate in the PPIP.  The Trust will invest approximately       % of the net proceeds from this offering in the PPIF.  The General Partner of the PPIF will invest  $   in the PPIF.  The Treasury will invest an amount equal to the combined investment of the Trust and the General Partner in the PPIF which we expect will not exceed $      million, and will also provide limited recourse funding to the PPIF to purchase Eligible Assets (the "Treasury Debt Financing").

The General Partner will manage the PPIF in accordance with the terms of the limited partnership agreement governing the PPIF and will act (and cause its affiliates that are involved in the management and affairs of the PPIF to act) in accordance with fiduciary duties to the limited partners of the PPIF, including a duty of loyalty, a duty of care and a duty of good faith and fair dealing, and in the best interest of the limited partners of the PPIF.  The General Partner will be responsible for overseeing and managing the PPIF and has the power on behalf of the PPIF to, among other things, acquire and sell Eligible Assets and Temporary Investments, enter into, execute, maintain and/or terminate contracts in the name of the PPIF, and do or perform all such things as may be, in the General Partner's good faith judgment, necessary or advisable in furtherance of the PPIF's powers.  See "Management of the Funds—General Partner of the PPIF."  However, the General Partner will delegate day-to-day management responsibilities of the PPIF to BFM, but will retain discretion over certain policy-making and oversight functions with respect to the investment program of the PPIF.

The General Partner has entered into investment management agreements with BFM and UCM pursuant to which they will manage 95% and 5%, respectively, of the capital contributed to and amounts lent to the PPIF. The PPIF's assets will be managed in accordance with the investment objectives, policies and limitations described in this prospectus.

The PPIF will establish and maintain a capital account for the Trust, the General Partner and the Treasury.  The Trust and the General Partner (and not the Treasury) will pay their share based on the amount each invests in the PPIF of all legal, accounting, filing and other expenses incurred by the General Partner (and its affiliates) in connection with organizing and establishing the PPIF.   BAL will pay Treasury's allocable portion of the costs associated with organizing and establishing the PPIF.   The General Partner (and its affiliates) will be responsible for the expenses of providing their services to the PPIF, including overhead expenses (including systems and technology), office expenses and compensation of their employees. Except as noted above, the PPIF will pay all reasonable expenses related to the operation of the PPIF, including fees, costs and expenses of the Valuation Agent (as defined below) and   any administrators, custodians, attorneys, accountants and other professionals (including audit and certification fees); all ongoing legal and compliance costs of the PPIF, including costs of reporting to regulatory authorities and to the partners of the PPIF and the costs of preparing and distributing each compliance audit report required under the PPIP; all out-of-pocket fees, costs and expenses, if any, incurred in developing, negotiating, structuring, trading, settling, monitoring, holding and disposing of investments (including investments that are not ultimately consummated or closed unless (x) such fees, costs and expenses have been reimbursed by a third party or (y) the potential investment is ultimately made by another investment vehicle or managed account managed or advised by the General Partner or any of its affiliates), including without limitation any financing, legal, accounting, advisory and consulting expenses in connection therewith (to the extent not subject to any reimbursement of such costs and expenses by third parties); brokerage commissions, custodial expenses, other bank service fees, appraisal expenses and other investment costs, fees and expenses actually incurred in connection with actual investments; certain fees, costs or expenses incurred by the General Partner related to tax matters; the costs of prosecuting or defending any litigation (but not, for the avoidance of doubt, any losses incurred by the General Partner, its affiliates or any of their respective officers, directors, employees, shareholders, members or partners), directors and officers liability or other insurance or extraordinary expense or liability relating to the affairs of the PPIF , provided that the PPIF shall not bear the cost of any incremental premium associated with the purchase of insurance designed to insure the General Partner or any other person for any liability resulting from fraud, bad faith, willful misconduct, breach of fiduciary duty, gross negligence, a violation of applicable securities laws, conduct that is the subject of a criminal proceeding where the insured party had no reasonable basis to believe that such conduct was lawful or a willful and material breach of the limited partnership agreement governing the PPIF by such insured party; expenses of liquidating the PPIF; certain taxes, fees or other governmental charges levied against or payable by the PPIF and costs and expenses incurred in connection with borrowings by the PPIF through the Treasury Debt Financing or otherwise (collectively, "PPIF Expenses").  For the avoidance of doubt, these expenses shall not include any fees, costs or expenses of any third party engaged to monitor, or provide investment advice with respect to, the PPIF's investments or any person that the General Partner delegates any of its rights, powers functions or obligations to .  Except as described above, all items of income, gain, loss and deduction will be allocated to the respective capital account of the Trust, the General Partner and the Treasury consistent with the distribution policies of the PPIF.  See "Distributions."

The Investment Period of the PPIF will be a three-year period beginning on the Closing Date and terminating on the third anniversary of the Closing Date, but is subject to earlier termination by the General Partner or the Treasury.  The Treasury may terminate the Investment Period at any time on or after the one-year anniversary of the Closing Date in its sole discretion.  The General Partner may terminate the Investment Period (x) at any time on or after the eighteen-month anniversary of the Closing Date if it delivers a sworn officer’s certificate to the limited partners of the PPIF stating that it has determined in good faith that (A) there have been permanent changes in the market for Eligible Assets and (B) as a result of those changes, it is no longer in the best interests of the partners of the PPIF for the PPIF to continue to acquire Eligible Assets or (y) if the Treasury fails to make its capital contribution to the PPIF.  After the termination or expiration of the Investment Period, the PPIF will no longer be able to make new investments in Eligible Assets (other than those with respect to which the PPIF (or the General Partner or one or more of its affiliates, on behalf of the PPIF) has entered into a legally binding obligation to acquire such investment prior to the expiration or termination of the Investment Period and so long as the investment is consummated within 60 calendar days of the expiration or termination of the Investment Period).  After the expiration or termination of the Investment Period and subject to the terms of the agreements governing the PPIF and the Treasury Debt Financing, all amounts of income earned from Eligible Assets (including principal paydowns, interest and dividend income and any net proceeds realized from dispositions of investments) will be used to repay the Treasury Debt Financing, pay PPIF expenses or will be distributed to the limited partners of the PPIF.  See "Leverage" and "Risks—Certain Risks Related to the PPIP."

The Role of the Treasury in the PPIF

The Treasury will be a significant equity investor in (and lender to) the PPIF.  As a result, the Treasury will have certain rights and powers with respect to the PPIF.  These rights and powers, which are described below, will allow the Treasury to have an oversight and examination role with respect to its investment in the PPIF. Specifically, the Treasury:

•
will have the right to remove the General Partner in its sole discretion in certain circumstances and with the consent of the Trust's board of trustees in other circumstances, as described in more detail below;

•	will have the right to approve the selection of any replacement general partner of the PPIF;

•	will need to consent to the PPIF making certain investments and engaging in certain investment practices, as described in more detail later in this prospectus;

•	will need to consent to the Trust selling, assigning, pledging, exchanging or otherwise transferring its interest in the PPIF, in whole or in part, whether directly or indirectly;

•	will need to consent to the PPIF amending its partnership agreement;

•	will have the rights of a lender to the PPIF;

•	will have the right to receive distributions from the PPIF on the warrants it will receive from the PPIF;

•
will be able to terminate the Investment Period of the PPIF and its commitment to provide Treasury Debt Financing to the PPIF at any time on or after the one-year anniversary of the Closing Date, in its sole discretion;

•
will require that the General Partner create the following policies and procedures: (i) an allocation policy, (ii) a valuation policy with respect to the Treasury Debt Financing, (iii) a conflicts policy, (iv) a best price and/or best execution policy and (v) a code of ethics and personal trading policy, as described in more detail herein, all of which (except with respect to the Treasury specific valuation policy for the Treasury Debt Financing, which requires that the General Partner apply the definition of “Market Value” in the loan agreement in good faith in a fair and equitable manner consistent with the General Partner’s fiduciary duties to the PPIF) will be subject to review and approval by the Treasury;

•
will have access to the books and records of the PPIF and will have the right to engage in annual and ad hoc reviews of the PPIF's compliance with the policies and procedures the PPIF is required to implement; and

•	will require that the PPIF not engage in certain transactions with certain affiliates.

BlackRock Advisors expect that the Treasury will exercise these rights and powers.  However, while the Treasury will have an oversight and examination role with respect to its investment in the PPIF, it does not owe a fiduciary duty to shareholders of the Trust and its rights and interests as a shareholder in (and a lender to) the PPIF may differ from the rights and interests of the Trust's shareholders.  The Treasury will not guarantee any of the PPIF's assets.

The rights and powers enjoyed by the Treasury in regard to the PPIF will subject the Trust to various risks not typically associated with an investment in a registered closed-end investment company.  See "Risks—Certain Risks Related to the PPIP."

The Treasury will have the right to unilaterally remove the General Partner upon the occurrence of (i) a breach of the General Partner's obligation to make capital contributions or to bear its expenses in accordance with the partnership agreement governing the PPIF if the breach is not cured within five calendar days; (ii) a breach by the General Partner, BlackRock Advisors or UCM of certain provisions in the compliance rules concerning changes to their allocation policy, conflicts policy or best price and/or best execution policy; (iii) a finding by any court or governmental body of competent jurisdiction or an admission by the General Partner or any person that possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the General Partner, whether by ownership of voting shares, by contract or otherwise, and their respective senior officers and senior executives (each , a "Relevant Person") (a) of fraud, gross negligence, bad faith or willful misconduct by any Relevant Person, (b) of a material violation of applicable securities laws by any Relevant Person or (c) that the General Partner has otherwise committed a material breach of the partnership agreement governing the PPIF, including the representations and warranties contained in the agreement ; (iv) a finding by a court or governmental body of competent jurisdiction or an admission by BlackRock Advisors or UCM, as applicable, that BlackRock Advisors or UCM, as applicable, has committed a material breach of the limited partnership agreement governing the PPIF; (v) a conviction of, or plea of guilty or nolo contendere by, any Relevant Person in respect of a felony which occurs after the Treasury's initial investment in the PPIF or that was not disclosed to the Treasury as required by the PPIF's limited partnership agreement; (vi) a finding by any court or governmental body of competent jurisdiction or an admission by any Secondary Person (x) of fraud, gross negligence, bad faith or willful misconduct by any Secondary Person in connection with the activities of the PPIF or (y) of a material violation of applicable securities laws by any Secondary Person in connection with the activities of the PPIF that, in either case, has a material adverse effect on the PPIF or (vii) a conviction of, or plea of guilty or nolo contendere by, any Secondary Person in respect of a felony in connection with the activities of the PPIF that has a material adverse effect on the PPIF; provided that the General Partner shall be deemed to have cured any event of cause pursuant to clauses (vi) and (vii) if (x) it terminates or causes the termination of employment of the Secondary Person who engaged in the conduct constituting such cause with the General Partner, BlackRock Advisors or UCM and their respective affiliates or (y) terminates the services of the investment advisor that employs such Secondary Person and, in either case, makes the PPIF whole for any loss which such conduct had caused the PPIF.  A "Secondary Person" is any employee of the General Partner, BlackRock Advisors or UCM or their respective affiliates, other than a Key Person, that is involved in the business and affairs of the PPIF.

The Treasury, subject to a  30- calendar day grace period given to the General Partner to cure, also will have the right to remove the General Partner with the consent of the Trust's board of trustees if:

•
prior to the end of Investment Period, both Scott Amero and Peter Fisher ("Key BlackRock Persons"), or any replacement suggested by the General Partner and approved by the Treasury, cease to devote a majority of their business time to the fixed-income business of BlackRock, Inc. ("BlackRock") and cease to be actively involved in the business and affairs of the PPIF;

•	after the end of the Investment Period, both Key BlackRock Persons cease to be actively involved with the fixed-income business of BlackRock, including the business and affairs of the PPIF;

•
a majority of Curtis Arledge, Dik Blewitt, Akiva Dickstein, Randy Robertson, Stephen Switzky, John Vibert, Mark Warner and Kishore Yalamanchili (the "Key Portfolio Management Team Members") either (a) cease to devote substantially all of their business time to the fixed-income business of BlackRock, (b) prior to the time the PPIF is no longer accepting investments, cease to devote at least 50% of their business time to the business and affairs of the PPIF, (c) thereafter, but prior to the end of the Investment Period, cease to devote at least 20% of their business time to the business and affairs of the PPIF or (d) after the end of the Investment Period, cease to be actively involved with the business and affairs of the PPIF;

•	BlackRock ceases to own a majority of the voting securities of the General Partner ; or

•
Bank of America Corporation, The PNC Financial Services Group, Inc., Barclays PLC and BlackRock's employees, officers and directors (and their families and estate planning vehicles) cease, directly or indirectly, to collectively own at least 40% of BlackRock's voting securities.

The Treasury will also have the right to remove the General Partner at any time with the consent of the Trust's board of trustees and it will also have the right to remove the General Partner unilaterally upon the removal of BAL as the investment advisor to the Trust or BFM as a sub- advisor to the Trust.  Prior to the effectiveness of a removal for the reasons described above, the General Partner will consult with the board of trustees of the Trust to name a replacement general partner.  The replacement general partner would need to be approved by the board of trustees and, separately, by the Treasury.

The Trust generally may not withdraw from the PPIF and neither the General Partner nor the Trust may, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the PPIF, in whole or in part, without the prior written consent of the Treasury, which consent may not be unreasonably withheld.  The Treasury must approve of the partnership agreement setting forth the terms of the PPIF and must also approve any amendment to the partnership agreement.

The Funds intend to apply to the Securities and Exchange Commission for an order exempting the PPIF from registration and regulation under the Investment Company Act and for certain exemptions for the Trust to permit it to operate as described herein.  No assurance can be given that such relief will be given.   If the Securities and Exchange Commission issues an order granting exemptive relief  to the Trust and PPIF, they would be required to comply with any conditions set forth in the order granting relief.

THE FUNDS' INVESTMENTS

Investment Objective and Policies

Each Fund's investment objective is to generate attractive returns for shareholders through long-term opportunistic investments in assets eligible for purchase under the PPIP ("Eligible Assets"). There can be no assurance that the Funds will achieve their investment objectives.

The Trust will seek to achieve its investment objective by investing approximately       % of the net proceeds from this offering in the PPIF.  The Trust's only other assets are expected to be direct investments in Eligible Assets and Temporary Investments, which the Trust will hold for the purpose of being able to make distributions to shareholders in order to maintain its favorable tax status as a regulated investment company under the Code.  See "Tax Matters."

The PPIF has the same investment objective as the Trust.  The PPIF will seek to achieve its investment objective by investing substantially all of its total assets in Eligible Assets.

As set forth in the PPIP guidelines, Eligible Assets currently include commercial mortgage-backed securities ("CMBS") and non-agency residential mortgage - backed securities ("RMBS") issued prior to January 1 , 2009 that were originally rated AAA or which received an equivalent rating by two or more nationally recognized statistical rating organizations without external credit enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities.   Although all Eligible Assets must have originally been rated AAA or an equivalent rating by at least two nationally recognized statistical ratings organizations, they may currently be rated below AAA or below investment grade.  In addition, Eligible Assets include troubled real estate related securities backed in part by non-performing mortgages, which may be rated below investment grade and may be difficult to value due to the illiquidity of the assets.  Eligible Assets may be backed by sub-prime mortgages, adjustable rate mortgages and home equity lines of credit on which the holders of such mortgages may have defaulted on their mortgage payments.  A portion of the CMBS may be backed by mortgages on commercial properties experiencing high vacancy rates.

At least 90% of the assets underlying any Eligible Asset must be situated in the United States.  Eligible Assets must be purchased solely from those financial institutions from which the Secretary of the Treasury may purchase assets pursuant to Section 101(a)(1) and Section 112 of EESA.  Such financial institutions include, but are not limited to, any bank, savings association, credit union, security broker or dealer, or insurance company, established and regulated under the laws of the United States or any State, territory, or possession of the United States, the District of Columbia, Commonwealth of Puerto Rico, Commonwealth of Northern Mariana Islands, Guam, American Samoa, or the United States Virgin Islands, and having significant operations in the United States, but excluding any central bank of, or institution owned by, a foreign government; provided, however, if foreign government ownership of otherwise Eligible Assets results from extending financing to a financial institution that then failed or defaulted on such financing, such assets remain Eligible Assets.  Eligible Assets do not include any securities backed by loans and other assets 10% or more of which are not situated in the United States. The final determination on what constitutes Eligible Assets is made by the Treasury and may be subject to change.  Accordingly, the Eligible Assets that the Funds may invest in could change over time.

The PPIF may also invest in (a) cash, (b) bank deposits, (c) Treasury securities with maturities of not more than 90 calendar days, ( d ) money market mutual funds that (i) are registered with the Securities and Exchange Commission and regulated under Rule 2a-7 promulgated under the Investment Company Act and (ii) invest exclusively in direct obligations of the United States of America or obligations the prompt payment of the principal of and interest on which is unconditionally guaranteed by the United States of America and/or ( e ) any other investment approved by the Treasury in writing as a Temporary Investment (collectively, "Temporary Investments").

In selecting securities, BlackRock Advisors will seek to identify mortgage securities that they believe are undervalued by the market and thus have a lower price than their true net worth.  BlackRock Advisors employs a rigorous quantitative, qualitative and analytical approach to its mortgage securities investment due diligence process, which includes the integration of proprietary econometric models and analysis tools along with third-party data (including property-specific performance) and cash flow models to create a robust analysis of the market.  This approach focuses on identifying and quantifying risks and periodically measuring collateral parameters over time to monitor and re-evaluate deal performance.  BlackRock Advisors will not limit investments to securities of a particular maturity, duration or credit quality.  In addition, BlackRock Advisors will be free to invest any particular percentage of the Funds' portfolios in non-agency RMBS or CMBS and the amount that is invested in non-agency RMBS and CMBS will vary from time to time based upon market conditions.

The PPIF may re-invest proceeds otherwise distributable to the Trust, the General Partner and the Treasury in Eligible Assets up until the third anniversary of the Closing Date.   However, the General Partner will not cause the PPIF to re-invest proceeds otherwise distributable to its partners, if the General Partner believes doing so would jeopardize the Trust's ability to maintain its tax status as a regulated investment under the Code.

The PPIF will not, without the written consent of the Treasury:

•	acquire directly or indirectly through a flow-through entity a residual interest in a Real Estate Mortgage Investment Conduit ("REMIC") ;

•	invest in any securities or assets other than Eligible Assets , Temporary Investments and permitted interest rate hedges allowed under the terms of the Treasury Debt Financing ;

•	enter into any derivative contract unless such contract is intended solely to hedge the PPIF's interest rate exposure with respect to any debt obligation;

•	hedge any credit risks arising from investments made by the PPIF;

•	directly or indirectly lend Eligible Assets or Temporary Investments or any economic interest therein for any purpose (including to facilitate delivery of a short sale);

•	invest more than 5% of the PPIF's aggregate capital commitments in any particular issuance of Eligible Assets (as measured by CUSIP number) ; or

•	make any investments unless the Trust has made its pro rata share of capital contributions.

The General Partner of the PPIF has agreed to take part in Treasury's Making Home Affordable Program ("Making Home Affordable"). Specifically, subject to the overall objective of maximizing the value of the PPIF's investments and the General Partner's fiduciary duties, the General Partner will (i) consent to reasonable requests from servicers or trustees for approval to participate in Making Home Affordable, or grant approval to implement other reasonable loss mitigation measures , and (ii) where the PPIF acquires 100% of a non-agency RMBS that is backed  by a particular pool of residential mortgage loans, instruct the servicer or trustee of such securities, if such servicer or trustee is participating in Making Home Affordable, to include such pool of residential mortgage loans in Making Home Affordable .

In addition to the restrictions discussed above, the PPIF will be required to: (i) implement conflicts of interest policies that will provide that the General Partner may not acquire Eligible Assets from or sell Eligible Assets to certain affiliates (which, for purposes of BlackRock's participation in the PPIP, include Bank of America Corporation, The PNC Financial Services Group, Inc. and Barclays PLC), any other Public-Private Investment Fund or any investor that has invested 9.9% or more of the private capital raised by the PPIF; (ii) conduct all transactions on an arm's length and commercially reasonable basis; (iii) disclose all instances where certain affiliates service or invest in Eligible Assets; and (iv) represent that fees paid by the PPIF to any servicer are arm's length and perform diligence on a regular basis and determine that such fees are at market rates.  The PPIF will also be prohibited from using any broker-dealer affiliate of the PPIF's investment advisors to execute trades for the PPIF. Moreover, the General Partner must implement policies that require best price and best execution on all PPIF transactions, no crossing of PPIF trades, no purchase of Eligible Assets with the intention to resell within one week and no resale of Eligible Assets within 24 hours of purchasing such assets. The Treasury can require the General Partner to take corrective action if its participation in any other governmental program could create a conflict of interest.

Although the PPIF and its General Partner have no current intention to obtain Treasury's consent to engage in derivative transactions, circumstances may change and, if Treasury consented, the PPIF may make use of derivative contracts with the written consent of the Treasury and engage in other strategic transactions for hedging and risk management purposes or to enhance total return as described in the Statement of Additional Information.

The investment restrictions applicable to the PPIF will not restrict the ability of the Trust to make direct investments, except that the Trust will not be permitted (i) to purchase securities from or sell securities to the PPIF or (ii) to hedge investments held in the PPIF in a way that would cause it to indirectly hedge securities that are not permitted to be hedged directly by the PPIF.

Portfolio Composition

The portfolios of the Funds generally will be composed of Eligible Assets and Temporary Investments (and in the case of the Trust, its limited partner interest in the PPIF).   The Funds' assets will not be guaranteed by the Treasury, the Federal Deposit Insurance Corporation, the Federal Reserve or any other governmental entity.   Additional information with respect to the Funds' investment policies and restrictions and certain of the Funds' portfolio investments is contained in the Statement of Additional Information.

Eligible Assets generally are debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities.   A portion of the Eligible Assets may be backed in part by sub-prime mortgages, adjustable rate mortgages and home equity lines of credit on which the holders of such mortgages may have defaulted on their mortgage payments. A portion of the CMBS may be backed by mortgages on commercial properties experiencing high vacancy rates.

Mortgage-Backed Securities.  Mortgage-backed securities are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations.  The mortgage-backed securities in which the Funds may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Funds may invest in residential and commercial mortgage-backed securities, including residual interests and subordinated mortgage-related securities. The Funds may invest in mortgage-backed securities that are backed by sub-prime mortgages and adjustable rate mortgages . Other mortgage-related securities that the Funds may invest in are described below.

Commercial Mortgage-Backed Securities.  CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization.  The Funds may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  CMBS have no governmental guarantee.

Residential Mortgage-Backed Securities .  RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used).  Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity.  The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower.  A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers' abilities to repay their loans.

The non-agency RMBS in which the Funds may invest are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Stripped Mortgage-Backed Securities.  The Funds also may invest in stripped mortgage-backed securities ("Stripped Mortgage-Backed Securities"). Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO"), and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). Strips can be created in a pass-through structure or as tranches of a collateralized mortgage obligations ("CMO") . The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may not fully recoup their initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Below Investment Grade Securities.  Although all Eligible Assets must have originally been rated AAA or an equivalent rating by at least two nationally recognized statistical ratings organizations, many may currently be rated below investment grade.  Below investment grade securities are those rated Ba or lower by Moody's and BB or lower by S&P or Fitch, or comparably rated by other rating agencies or deemed to be equivalent by BlackRock Advisors or UCM.  A significant portion of the Funds' portfolios may consist of below investment grade securities.  Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Ca by Moody's and C by S&P or Fitch are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated C by Moody's and D by S&P or Fitch are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Funds to sell certain securities or could result in lower prices than those used in calculating the Funds' net asset values.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in each Fund's relative net asset value volatility.

Other Investment Techniques

The PPIF may make use of interest rate swaps, caps and collars solely for the purpose of hedging interest rate mismatches between the Treasury Debt Financing and Eligible Assets.  The PPIF may also make use of other strategic transactions for hedging and risk management purposes and to enhance return, but only with the consent of the Treasury.   A complete description of the strategic transactions and investment techniques that the Funds may make use of, including the risks associated with such transactions and techniques, is found in the Statement of Additional Information under the heading "Investment Policies and Techniques—Strategic Transactions" and "Risks."

LEVERAGE

Treasury Debt Financing.  The PPIF will use the Treasury Debt Financing for investment and portfolio management purposes in an amount up to 50% of its net assets (33⅓ % of its total assets) immediately after giving effect to the borrowing.  This practice is known as "leverage."  The PPIF will bear the interest expense and other financing costs arising out of the use of the Treasury Debt Financing.

The Treasury Debt Financing may be drawn down by the PPIF subject to certain conditions.  Among these conditions are that all loans provided by the Treasury to the PPIF must be secured by all of the PPIF's investments, its rights under any permitted interest hedges, all other of its existing and future assets and property and any and all proceeds of the foregoing.  After the end of the Investment Period, the PPIF will no longer be able to draw down amounts, if any, that were previously available to it through the Treasury Debt Financing.

The PPIF will be required to make representations and warranties and to comply with certain covenants in connection with the Treasury Debt Financing that are consistent with those representations, warranties and covenants typical of a commercial loan. The PPIF also will be required to comply with certain conditions specific to the PPIP at the time a loan is made and to comply with conditions in connection with its proposed exemption from the Investment Company Act , including that:

•	there must not be any incipient or matured event of default at the time of, or after giving effect to, the borrowing;

•	the amount of loans made on any borrowing date must not exceed the amount of the Treasury Debt Financing then available for borrowing;

•	the PPIF must have an asset coverage equal to or greater than 300% on a pro forma basis both before and after accounting for the borrowing;

•
the Treasury will have received a certificate from the PPIF setting forth in reasonable detail calculations supporting certain determinations and certifying that the PPIF owns only Eligible Assets and Temporary Investments , among other things ; and

•	the deposit of a required amount equal to at least the next three interest payments on the Treasury Debt Financing must have been made into an interest reserve account.

The PPIF must also comply with certain ongoing conditions, including compliance with the EESA and implementation of a code of ethics and a conflicts of interests mitigation plan reasonably satisfactory to the Treasury and must allow the Treasury, the Special Inspector General of the TARP (the "SIGTARP") , the Government Accountability Office (the "GAO") and their respective advisors and representatives to inspect its property , books and records and to meet with the General Partner. The PPIF also will be required to deliver to the Treasury its audited and unaudited financial statements, certain monthly and weekly reports, accountants' reports and officers' certificates.

As a result of receiving the Treasury Debt Financing, the PPIF will be required to make interest and principal payments to the Treasury. Interest payments generally will be payable at a rate of LIBOR plus 1% per annum if the PPIF is not then in default (LIBOR plus 3% per annum if the PPIF is then in default).  The LIBOR rate used to determine interest on the Treasury Debt Financing will be the rate for eurodollar deposits for a period equal to one month appearing on Reuters Screen LIBOR01 Page or if such rate ceases to appear on Reuters Screen LIBOR01 Page, on any other service providing comparable rate quotations at approximately 11:00 a.m., London time on the date of determination.  If LIBOR cannot be determined, then interest payments generally will be payable at the "Prime Rate" if the PPIF is not then in default (Prime Rate plus 2 % per annum if the PPIF is then in default).   If the Prime Rate is used to determine interest on the Treasury Debt Financing, it will be the rate of interest per annum published by The Wall Street Journal from time to time as the prime rate.

The Treasury Debt Financing will become due and payable on the earlier of (i) ten years from the Closing Date, (ii) the expiration, termination or dissolution of the PPIF and  (iii) such earlier time as the PPIF's obligations under the Treasury Debt Financing loan agreement have been accelerated because of an event of default .  The Treasury Debt Financing may be prepaid at any time in whole or in part at the option of the PPIF, without premium or penalty, with funds available for such purpose under the Priority of Payments (as defined below) or with capital contributions made by the partners of the

PPIF.  Treasury Debt Financing repaid or prepaid may not be re-borrowed and will reduce the amount of Treasury Debt Financing available to the PPIF.  The PPIF will also be required to pay all reasonable out-of-pockets expenses of the agent and custodian in connection with the creation, implementation and maintenance of the Treasury Debt Financing.  In addition, the PPIF's use of the Treasury Debt Financing will require it to use and pay for a third-party valuation agent (the "Valuation Agent")  to assist in valuing  its assets for purposes of the reports required to be provided by the PPIF to Treasury under the terms of the Treasury Debt Financing.  See "Net Asset Value." The Valuation Agent will be the same for all Public-Private Investment Funds formed under the initial PPIP.

Under the terms of the Treasury Debt Financing, all investment proceeds of the PPIF will be held and maintained in a custodial account until such time as they are allocated and distributed in accordance with a priority of payments schedule (the "Priority of Payments").  Pursuant to the Priority of Payments, the PPIF will be required to make payments to other parties prior to, among other things, making distributions to the Trust and the General Partner.  The Priority of Payments will vary based upon whether the PPIF is in default on the Treasury Debt Financing.

Generally speaking, so long as the PPIF has not defaulted on the Treasury Debt Financing, the Priority of Payments requires that the PPIF distribute investment proceeds in the following order:

1.
to the payment of taxes imposed directly on the PPIF and an amount, without duplication, equal to any outstanding administrative expenses of the PPIF (including, but not limited to, the Treasury Management Fee), but excluding all taxes (other than those imposed directly on the PPIF);

2.	to payments on interest rate hedges that the PPIF is permitted to make (other than early termination payments attributable to counterparty default);

3.	to payment of current interest and any other amounts (other than principal amounts) due to the Treasury;

4.	to set aside funds in the interest reserve account for certain future interest payments;

5.
if the asset coverage with respect to the Treasury Debt Financing is less than 225%, to the repayment of principal to the extent necessary to cause the asset coverage test to be equal to or greater than 225% or until the Treasury Debt Financing has been repaid in full;

6.	to early termination payments under interest rate hedges the PPIF is permitted to make attributable to counterparty default;

7.
at the option of the PPIF, (A) for investment in Temporary Investments, (B) to prepay the Treasury Debt Financing or (C)(x) during the three-year investment period following the closing of capital commitments to the PPIF and (y) so long as no incipient or matured event of default is then continuing, for investment in Eligible Assets;

8.
an amount equal to the excess, if any, of (i) 90% of the taxable income (including the excess, if any, of realized capital gains over realized capital losses) of the PPIF as determined for U.S. federal income tax purposes for the period from the first day of the PPIF's taxable year with respect to which such determination is being made through the end of the month immediately preceding such loan payment date over (ii) the sum of all prior distributions made to the PPIF pursuant to this clause 8 with respect to such taxable year;

9.
for the payment of principal in respect of the Treasury Debt Financing, in an amount equal to the lesser of (i) the amount remaining on deposit in the custodial account available for distribution to the partners and (ii) an amount that reduces the principal in respect of the Treasury Debt Financing to zero (minus any amounts paid on such loan payment date as provided in clauses 5 and 7 above ) ; and

10.
at the PPIF's option, either as a prepayment of loans or so long as no incipient event of default in respect of the Treasury Debt Financing is then continuing and a payment has been made in accordance with clause 9 above, for distributions to the partners in the PPIF.

If the PPIF's asset coverage ratio falls below 225%, it will not be able to make distributions to any of its partners until such time as the asset coverage ratio is  equal to or greater than  225%.

Generally speaking, if the PPIF has defaulted on the Treasury Debt Financing, the Priority of Payments requires that the PPIF distribute investment proceeds in the following order:

1.
to payments on permitted administrative expenses of the PPIF but excluding all taxes, other than taxes imposed directly on the PPIF in an aggregate amount of taxes not to exceed, in any period of twelve consecutive months, $100,000 ;

2.	to payments on permitted interest rate hedges secured by Eligible Assets or other collateral of the PPIF (other than early termination payments attributable to counterparty default);

3.	to payments of interest and principal and any other amounts due to Treasury as the lender; and

4.	to early termination payments under any permitted interest rate hedges secured by collateral attributable to counterparty default.

Events of default under the borrowing are customary for financings of this type and include non-payment of principal, inaccuracy of representations and warranties, violation of covenants, the actual or asserted invalidity of any security document or security interest, a vote to remove the General Partner and the removal of the General Partner for cause or the happening of certain events relating to the Investment Team.

The PPIF will not borrow money other than through the Treasury Debt Financing.

The Trust may borrow money in an amount up to 5% of its total assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company under the Code or for other extraordinary or emergency purposes, including the settlement of securities transactions which otherwise might require untimely dispositions of securities.   The Trust will not borrow money for investment purposes.

Warrants.  The PPIF will grant warrants to the Treasury in connection with its use of the Treasury Debt Financing.  The warrants provide for preferential payments by the PPIF to the Treasury after the PPIF has returned all of the capital invested in the PPIF by each of the Trust, the General Partner and the Treasury.  After the PPIF has paid to each partner distributions equal to the amount of capital each partner contributed to the PPIF, for every $100 that would otherwise be distributed to the Trust or the General Partner, as the case may be, $1.50 would be distributed to the Treasury and $98.50 would be distributed to the Trust or the General Partner, as the case may be ; provided, however, that the foregoing will not apply to distributions of income earned on Temporary Investments.   Upon liquidation of the PPIF, the Treasury will be required to contribute to the PPIF the amount, if any, by which cumulative warrant payments it received exceeded 1.5% of the cumulative net profits earned by the Trust and the General Partner.   In that regard, the General Partner will establish an escrow account and deposit certain warrant proceeds into the escrow account to ensure that the Treasury is able to meet its potential obligation.  The funds held in the escrow account will be invested in Temporary Investments.

RISKS

General Risks Related to an Investment in the Funds

Risks Related to Investments in Eligible Assets

The Funds will invest substantially all of their assets, directly or indirectly, in Eligible Assets.

Eligible Assets generally are debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities.  Investments in these securities may be speculative.

Investing in Eligible Assets entails various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks.  Eligible Assets are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform.  Eligible Assets are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such Eligible Assets, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the Eligible Asset) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such Eligible Asset.  In addition, concentrations of Eligible Assets of a particular type, as well as concentrations of Eligible Assets issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Eligible Assets to additional risk.  Below is a more detailed description of the risks associated with specific types of Eligible Assets.

Mortgage-Backed Securities Risk

The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Funds will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, the total return and maturity of mortgage-related and asset-backed securities may be difficult to predict precisely. To the extent that the

Funds purchase mortgage-related securities at a premium, prepayments (which may be made without penalty) may result in loss of the Funds' principal investment to the extent of premium paid.

Mortgage-backed securities generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks.

CMBS Risk

CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers.  The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.  Additional risks may be presented by the type and use of a particular commercial property.  Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types.  Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan.  The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate.  Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer.  There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Non-Agency RMBS Risk

Non-agency RMBS are securities issued by non-governmental issuers, such as commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.   Non-agency RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four- family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used).   Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.   Non-agency RMBS are subject to various risks as described herein.

Credit-Related Risk Associated with Borrowers on Non-Agency RMBS.  Credit-related risk on non-agency RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the non-agency RMBS are issued.  Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity.  The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower's equity in the mortgaged property and the individual financial circumstances of the borrower.  If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses.  The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan.  The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

In addition to the foregoing considerations, the market for defaulted residential mortgage loans and foreclosed real estate properties may be very limited.  In particular, the economic conditions that lead to a higher rate of delinquencies and defaults on a portfolio of real estate mortgage loans may also lead to a reduction in the value of the related real estate properties, which in turn will result in greater losses upon a foreclosure of the real estate properties.  At any one time, a portfolio of non-agency RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions.  As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas.  In addition, the residential mortgage loans underlying non-agency RMBS may include so-called "jumbo" residential mortgage loans, having original principal balances that are significantly higher than is generally the case for residential mortgage loans.  If the portfolio of residential mortgage loans underlying a non-agency RMBS includes a high concentration of "jumbo" residential mortgage loans, the performance of the non-agency RMBS will be more susceptible to the performance of individual borrowers and adverse economic conditions in general than would otherwise be the case.

Beginning in 2007, delinquencies and defaults on residential mortgage loans have increased significantly and may continue to increase, particularly in the case of sub-prime and adjustable-rate mortgage loans that support or secure certain types of non-agency RMBS.  In addition, in recent months, residential property values in many states and geographic areas have declined, after extended periods during which those values appreciated.  A continued decline or lack of increase in those values may result in additional increases in delinquencies and defaults on residential mortgage loans generally, especially with respect to second homes and invest ment properties, and with respect to any residential mortgage loans where the aggregate loan amounts (including any subordinate loans) are close to or greater than the related property values, which may make it difficult to refinance or sell the related property.  The recent economic downturn experienced at the national level and the more serious economic downturn experienced in certain geographic areas of the United States, including in particular areas of the United States where rates of delinquencies and defaults on residential mortgage loans have already accelerated, may further contribute to the higher rates of delinquencies and defaults on the residential mortgage loans underlying the non-agency RMBS.  There also can be no assurance that areas of the United States that have mostly avoided higher rates of delinquencies and defaults on residential mortgage loans will continue to do so if an economic downturn in the economy continues at the national level.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on adjustable-rate mortgage loans.  Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable-rate mortgage loans.  Moreover, with respect to hybrid mortgage loans after their initial fixed-rate period or other so-called adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates.  The past performance of the market for non-agency RMBS is not a reliable indicator of the future performance of non-agency RMBS because of the unprecedented and unpredictable nature of the recent performance of the residential mortgage loan market.

As a result of rising concerns about increases in delinquencies and defaults on residential mortgage loans (particularly on sub-prime and adjustable-rate mortgage loans) and as a result of increasing concerns about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, there may be an adverse change in the market sentiments of investors about the market values and volatility and the degree of risk of non-agency RMBS generally.  Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have a balloon payment due on the applicable maturity date.  Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates and general economic conditions and the financial condition of the borrower.  If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

Credit Risk Associated with Originators and Servicers of Residential Mortgage Loans.  A number of originators and servicers of residential mortgage loans, including some of the largest originators and servicers in the residential mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings.  These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics.  Such difficulties may affect the performance of such non-agency RMBS backed by those mortgage loans.  Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of such non-agency RMBS.  Delinquencies and losses on, and, in some cases, claims for repurchase by the originator of, mortgage loans originated by some mortgage lenders have recently increased as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any "no documentation" or "limited documentation" mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history.  Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by some mortgage lenders have also resulted from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties.  Many of these originators and servicers are very highly leveraged.  These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to security holders and subordinated security holders.

The servicers of non-agency RMBS are often the same entities as, or affiliates of, the originators of these mortgage loans.  Accordingly, the financial risks relating to originators of non-agency RMBS described immediately above also may affect the servicing of non-agency RMBS.  In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying properties following foreclosure.

Non-agency RMBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans.  However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities.  Like originators, these entities are typically very highly leveraged.  Such financial difficulties may cause defaults under their financing arrangements.  In certain cases, such entities may be forced to seek bankruptcy protection.  Servicers who have sought bankruptcy protection may, due to application of the provisions of bankruptcy law, not be required to advance such amounts.  Even if a servicer was able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or the declining value of the related mortgaged properties.  Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of non-agency RMBS.  In such transactions, a servicer's obligation to make such advances may also be limited to the amount of its servicing fee.  In addition, if an issue of non-agency RMBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the non-agency RMBS and, in the case of senior-subordinated non-agency RMBS described below, first from distributions that would otherwise be made on the most subordinated non-agency RMBS of such issue.  Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.

There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.  Because the recent financial difficulties experienced by such originators and services is unprecedented and unpredictable, the past performance of the residential mortgage loans originated and serviced by them (and the corresponding performance of the related non-agency RMBS) is not a reliable indicator of the future performance of such residential mortgage loans (or the related non-agency RMBS).

Prepayment Risk Associated with Non-Agency RMBS.  Non-agency RMBS are susceptible to prepayment risk.  Except in the case of certain types of non-agency RMBS, the mortgage loans underlying non-agency RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related non-agency RMBS, resulting in a reduction in yield to maturity for most holders of such securities.  In the case of certain home equity loan securities and certain types of non-agency RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related non-agency RMBS.  In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of non-agency RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing.  In general, if prevailing interest rates fall significantly below the interest rates on the related residential mortgage loans, the rate of prepayment on the underlying residential mortgage loans would be expected to increase.  Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgage loans, the rate of prepayment would be expected to decrease.  Prepayments could reduce the yield received on the related issue of non-agency RMBS.

As described above, non-agency RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan.  Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of non-agency RMBS as a prepayment of such mortgage loan.  Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud as described above will have the same effect on the yield on the related non-agency RMBS as an increase in prepayment rates.

CMBS are also subject to prepayment risk, as described above, but to a lesser extent than non-agency RMBS.  This is because commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Extension Risk.  Extension risk is the flip side of prepayment risk.  Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS.  Rising interest rates can cause the average maturity of the Funds to lengthen due to a drop in mortgage prepayments.  This will increase both the sensitivity to rising interest rates and the potential for price declines of the Funds.

"Widening" Risk.  The prices of non-agency RMBS may decline substantially, for reasons that may not be attributable to any of the other risks described in this prospectus.  In particular, purchasing assets at what may appear to be "undervalued" levels is no guarantee that these assets will not be trading at even more "undervalued" levels at a time of valuation or at the time of sale.  It may not be possible to predict, or to protect against, such "spread widening" risk.

Interest Rate Risk Associated with Non-Agency RMBS Securities and CMBS.  The rate of interest payable on certain non-agency RMBS and CMBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an "available funds cap."  As a result of this cap, the return to the holder of such non-agency RMBS and CMBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest.  In general, early prepayments will have a greater negative impact on the yield to the holder of such non-agency RMBS and CMBS.

The value of fixed rate debt securities can be expected to vary inversely with changes in prevailing interest rates.  Fixed rate debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.  The Funds are not restricted to any maximum or minimum time to maturity in purchasing Eligible Assets subject to the restrictions imposed by the PPIP if applicable, and the average maturity of the assets of the Funds may vary.

Structural Risks Associated with CMBS and Non-Agency RMBS.  Because non-agency RMBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of one- to four-family residential properties underlying the mortgage loan pool, the non-agency RMBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool.  This likelihood of the return of interest and principal may be assessed as a credit matter.  However, the holders of non-agency RMBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment.  The holders of non-agency RMBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected.  A similar risk is associated with CMBS.

Subordination Risk Associated with Non-Agency RMBS and CMBS.  The non-agency RMBS , including those backed by home equity lines of credit, and CMBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans.   For example, in the case of certain non-agency RMBS and CMBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero.  As a result, the subordinate classes are more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of such securities.

Legal Risks Associated with Non-Agency RMBS.  Legal risks can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity regulating interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer's ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions.  Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various recently-enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans (including an issuer of non-agency RMBS) may be held liable for violations by the originator of such mortgage loans.  Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan.  Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of non-agency RMBS where either the issuer of such non-agency RMBS is liable in damages or is unable to enforce payment by the borrower.  In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower.  Moreover, sellers of residential mortgage loans to an issuer of non-agency RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan.

Notwithstanding these protections, an issuer of non-agency RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of non-agency RMBS could be liable in damages for more than the original principal amount of the offending loans held by it and must then seek contribution from other parties, who may no longer exist or have adequate funds available.

In addition, structural and legal risks of non-agency RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer.  Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of non-agency RMBS.

In some cases, servicers of non-agency RMBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers.  Large groups of private litigants and states attorneys general have brought such proceedings.  Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on such entities.  In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in mortgage-backed securities and mortgage loan sale transactions.  Any such strain could cause any such servicer to service below required standards, causing delinquencies and losses in any related mortgage-backed securities transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law.  In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately.  If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees.  Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans.  Such laws may have an adverse effect on the cash flows paid under such non-agency RMBS.

In the past year, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders.  In addition, certain lenders who service and/or issue non-agency RMBS have recently announced that they are being investigated by or have received information requests from U.S. federal and/or state authorities, including the Securities and Exchange Commission .  As a result of such investigations and other similar investigations and general concerns about the adequacy or accuracy of disclosure of risks to borrowers and their understanding of such risks, U.S. financial regulators have recently indicated that they may propose new guidelines for the mortgage industry.  Guidelines, if introduced, together with the other factors described herein, may make it more difficult for borrowers with weaker credit to refinance, which may lead to further increases in delinquencies, extensions in duration and losses in mortgage-related assets.  Furthermore, because some mortgage loans have high recoveries, and as property values decline, increasing loan-to-value ratios, recoveries on some defaulted mortgage loans are more likely to be less than the amounts owed under such mortgage loans, resulting in higher net losses than would have been the case had property values remained the same or increased.

Legislation and Government Plans Potentially Affecting the Value of Non-Agency RMBS.  The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to Freddie Mac and Fannie Mae, companies that operate under federal charter and play a vital role in providing financing for the housing markets.  The above-mentioned housing bill could potentially have a material adverse effect on the Funds' investment programs as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Authority ("FHA") , a division of the U.S. Housing and Urban Development ("HUD") and (2) provides approximately $180 million for "pre-foreclosure" housing counseling and legal services for distressed borrowers.  In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials to propose and consider, a variety of other "bailout" and "rescue" plans that could potentially have a material adverse effect on the Funds' investment programs.  According to reports of the Congressional Research Service ("CRS"), some members of the U.S. Congress are concerned that the downturn in the housing market has played a role in the rise of late mortgage payments and foreclosures and expect that these conditions will lead to increased filings for bankruptcy.  In 2007, Treasury then-Secretary Henry Paulson and HUD then-Secretary Alphonso Jackson and the mortgage industry worked to develop HOPE NOW, an alliance of participants in the mortgage industry intended to work with borrowers with sub-prime mortgages facing interest rate increases and increasing payments.  CRS reports that HOPE NOW, which is available to homeowners through free telephone consultations with HUD-approved credit counselors, is urging delinquent homeowners to talk with their lenders and credit counselors to explore either an interest rate freeze or a new mortgage.  Certain borrowers may also seek relief through the Federal Housing Administration's "FHASecure" refinancing option that gives homeowners with non-FHA adjustable rate mortgages, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage.  In addition, a variety of other plans and proposals from federal and state regulatory agencies have been presented.  In addition to the Housing and Economic Recovery Act of 2008, the terms of other proposed legislation or other plans may include, by way of example and not limitation, the following:

•	moratoriums on interest rate increases for certain mortgage loans and on foreclosure proceedings;

•
conversions of adjustable rate mortgages to fixed-rate mortgages (including in connection with government-backed refinancings of individual mortgage loans), with potential workouts to provide borrowers with equity stakes in their homes;

•	increased scrutiny of mortgage originations (including mortgage loans in which the Funds may own an interest through non-agency RMBS) and foreclosure proceedings;

•	additional registration and licensing requirements for mortgage brokers, lenders and others involved in the mortgage industry; and

•
greater relief to homeowners under the Bankruptcy Code or other federal or state laws, including relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms of residential mortgage loans, over a lender's objections, as the result of a "cramdown," which decreases the debt's value to as low as the collateral's fair market value.

Law, legislation or other government regulation, promulgated in furtherance of a "bailout" or "rescue" plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Funds, or an increase in the cost associated with such transactions.  Any such law, legislation or regulation may adversely affect the market value of non-agency RMBS.

Below Investment Grade Securities Risk

The Funds may invest a substantial portion of their assets in Eligible Assets that, although originally rated AAA, have been downgraded to below investment grade.  As a result of being downgraded to below investment grade, these Eligible Assets will be regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal.  Lower grade securities may be particularly susceptible to economic downturns. It is likely that the current economic recession could further disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Funds' net asset values. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Sub-Prime Mortgage Market Risk

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities.

Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States further deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages and adjustable rate mortgages, may continue to increase, which may adversely affect the value of any mortgage-backed securities owned by the Funds. The U.S. Congress and various government regulatory authorities have discussed the possibility of restructuring mortgages and imposing forbearance requirements on defaulted mortgages. BlackRock Advisors and UCM cannot predict the form any such modifications, forbearance or related regulations might take and they may adversely affect the value of mortgage-backed securities owned by the Funds.

Liquidity Risk

The Funds may invest in Eligible Assets for which there is no readily available trading market or which are otherwise illiquid. The Funds may not be able to readily dispose of such securities at prices that approximate those at which the Funds could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Funds may have to sell other investments to raise cash to meet their respective obligations. Dispositions of these securities may require a lengthy time period and may hinder the Funds' ability to make cash distributions.  There can be no assurance that private purchasers can be found for the investments of the Funds.  The prices of securities with limited liquidity may be more volatile than prices of more liquid securities. Limited liquidity can also adversely affect the market price of securities, thereby adversely affecting the prices at which the Funds' can sell such securities, the Funds' net asset values and their ability to make dividend distributions.  This risk may be exacerbated by rules under the PPIP which will prohibit the PPIF from selling Eligible Assets to other Public-Private Investment Funds and to affiliates of BlackRock Advisors and UCM.  This risk may also be exacerbated for Eligible Assets because of the large number of financial institutions seeking to sell Eligible Assets or that may be forced to sell Eligible Assets.

Investment Focus

The Funds will invest substantially all of their portfolios in Eligible Assets.  As such, they will be affected to a greater degree by events affecting the market for Eligible Assets than if they invested in a broader array of securities, and such impacts could be considerably greater than if they did not focus their investments to such an extent. Such restrictions on the type of securities in which the Funds may invest may adversely affect the Funds' ability to achieve their investment objectives.

Potential Conflicts of Interest

BlackRock Advisors and UCM each manage other registered investment companies, separate accounts, private investment funds or other investment funds, which may raise potential conflicts of interest, including those associated with allocating management time, services and functions, and there can be no assurance that any actual or potential conflicts of interest will not result in the Funds receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist.  In this regard, BlackRock also has sponsored a separate Public-Private Investment Fund under the PPIP (in addition to the PPIF) that is limited to institutional investors and high net worth individuals (the "BlackRock Institutional PPIF").  BFM and UCM will manage 95% and 5%, respectively, of the capital contributed to and amounts lent to the BlackRock Institutional PPIF.  See "Management of the Funds—Potential Conflicts of Interest."

Reliance on the Investment Team

The success of the Funds will depend, in large part, on the skill and expertise of the Investment Team.  Pursuant to the terms of the PPIP, certain key members of the Investment Team have agreed to spend a certain portion of their working time (individually or in the aggregate) in the business and affairs of the PPIF (including the BlackRock Institutional PPIF) and the fixed income business of BlackRock.  The failure of these individuals to meet their respective benchmarks could lead the Treasury (with the consent of the Trust's board of trustees) to remove the General Partner from the PPIF.  Although such key members of the Investment Team will devote such time as they determine is necessary to carry out the operations of the Funds effectively, they will not devote all of their professional time to the affairs of the Funds.

Risk Management

The Funds are expected to employ a variety of proprietary risk analytics and risk management tools in connection with making and monitoring portfolio investments.  Prospective investors should be aware that no risk management or portfolio analytics system is fail-safe, and no assurance can be given that risk frameworks employed by either BlackRock Advisors and/or UCM (e.g., stop-win, stop-loss, Sharpe Ratios, loss limits, value-at-risk or any other methodology now known or later developed) will achieve their objectives and prevent or otherwise limit substantial losses.  No assurance can be given that the risk management systems and techniques or pricing models will accurately predict future trading patterns or the manner in which investments are priced in financial markets in the future.  In addition, certain risk management tools may rely on certain assumptions (e.g., historical interest rates, anticipated rate trends) and such assumptions may prove incorrect.

Competitive Market for Investment Opportunities

The activity of identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty.  Such uncertainty is magnified by the limited duration and other restrictions of the PPIP.  The Funds will be competing for access to a number of attractive investments with other similarly situated investors, including other Public-Private Investment Funds participating in the PPIP (such as the BlackRock Institutional PPIF), as well as wealthy individuals, financial institutions and other investors.  Additional third-party managed investment funds with similar objectives may be formed in the future.  Given the foregoing, it is possible that competition for appropriate portfolio investments may increase, thus reducing the number of attractive portfolio investment opportunities available to the Funds and potentially adversely affecting the terms upon which investments can be made.  There can be no assurance that the Funds will be able to locate, consummate and exit investments that satisfy their investment objectives, or that they will be able to invest the net proceeds from this offering in Eligible Assets to the extent necessary to achieve their investment objectives.

Value Style Risk

The Funds will invest in Eligible Assets that the Investment Team believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, an inability of other investors to evaluate risk and forced selling. If their perception of the value of a security is incorrect, your investment in the Trust may lose value.

Portfolio Valuation for Financial Accounting and Other Reporting Purposes

Valuations of the portfolio investments may involve uncertainties and judgment determinations.  Third-party pricing information can vary considerably from one dealer or pricing service to another, and may at times not be available regarding certain of the investments of the Funds.  A disruption in the secondary markets for the investments of the Funds may make it difficult to obtain accurate market quotations for purposes of valuing portfolio investments for financial accounting, borrowing and other reporting purposes.  Further, because of the overall size and concentrations in particular markets and maturities of positions that may be held by the Funds from time to time, the liquidation values of portfolio investments may differ significantly from the valuations of such portfolio investments derived from the valuation methods described herein.

No Operating History

The Trust is a newly-organized, diversified, closed-end management investment company with no operating history and its common shares have no history of public trading.   The PPIF is a newly-organized investment fund with no operating history.

Leverage Risk

While the Trust will not engage directly in leverage for investment purposes, it may borrow up to 5% of its total assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company under the Code or for other extraordinary or emergency purposes, including the settlement of securities transactions which otherwise might require untimely dispositions of securities.  In addition, the PPIF will utilize the Treasury Debt Financing for investment and portfolio management purposes in an amount up to 50% of its net assets (33⅓% of its total assets) at the time of such borrowing.  As a result, the Trust will be subject to the risks associated with leverage.

Although leverage presents opportunities for increasing the total return of the Funds, it has the effect of potentially increasing losses as well.  Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds' portfolios will be magnified when leverage is used. When one or more means of achieving leveraged exposure to underlying financial assets are used in combination – such as the leveraged acquisition of asset backed securities which are themselves highly leveraged – the total degree of leverage employed may result in the market value of the investments held by the Funds experiencing high volatility and being subject to rapid diminution and loss.  The cumulative effect of the use of leverage in a market that moves adversely to the investments of the Funds or in the event portfolio investments experience credit quality deterioration could result in a substantial loss to the Funds, which could be substantially greater than if the Funds were not leveraged.  In addition, the maturity of a portfolio investment may be longer than the term of the loan used to finance such portfolio investment, which could require refinancing or disposing of such portfolio investment at unfavorable terms.  The use of leverage will also magnify investment, market and certain other risks.

The Funds will also have to pay interest on borrowings, which may reduce the return of the Funds. This interest expense may be greater than the return on the underlying investment.  The Funds' leveraging strategy may not be successful.  Borrowing funds through the PPIP involves certain other unique risks that may impact the Funds.  See "—Certain Risks Related to the PPIP."

PPIF Not Registered

The PPIF is not registered under the Investment Company Act.  The Investment Company Act provides certain protections to investors such as an independent board of directors and imposes certain investor protection restrictions on registered investment companies and their affiliates.  These protections include: (i) the requirement that an investment company have an independent board of directors with fiduciary duties to shareholders to oversee, among other things, the activities of the investment advisor, including approval of management fees and the ability to remove the investment advisor; (ii) prohibitions on affiliated transactions; (iii) the requirement of a code of ethics; (iv) custody and safekeeping of assets; (v) disclosure and continuous reporting requirements; (vi) record keeping requirements; and (vii) general protections against wrongdoing.  While many of the requirements imposed by the Treasury to protect its investment in the PPIF provide certain protections to the Trust's shareholders, they are not identical to the those under the Investment Company Act.  Moreover, the Treasury does not owe a fiduciary duty to shareholders of the Trust and its rights and interests as a shareholder in (and a lender to) the PPIF may differ from the rights and interests of the Trust's shareholders.

Limited Term Risk

It is anticipated that the Trust will terminate shortly after the termination of the PPIF, which will terminate on or before              , 2017.  As the assets of the Trust and the PPIF will be liquidated in connection with their respective terminations, each may be required to sell portfolio securities when they otherwise would not, including at times when market conditions are not favorable, which may cause them to lose money.  As they approach their respective termination dates, their respective portfolio composition may change as more of their original Eligible Assets mature or are called or sold, which may cause their returns to decrease and the net asset value of the common shares to fall. Rather than reinvesting the proceeds of matured, called or sold Eligible Assets, each may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or they may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect their performance.

Upon its termination, it is anticipated that the PPIF will distribute substantially all of its net assets to shareholders, including the Trust.  The Trust, in turn, will distribute the proceeds received from the PPIF and the proceeds from any Eligible Assets it holds to its shareholders.  However, securities that the Trust receives in-kind from the PPIF, if any, or owns directly for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust to facilitate the orderly liquidation of such assets.  Securities placed in a liquidating trust may be held for an indefinite period of time until they can pay out all of their cash flows or be sold. The Trust cannot predict the amount of securities that may be required to be placed in a liquidating trust.

The Trust's investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

Investment and Market Risk

An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Trust's common shares represents an indirect investment in its portfolio securities, and the value of these securities will move up or down, sometimes rapidly and unpredictably. The Funds intend to take advantage of current market dislocations by buying Eligible Assets at depressed prices, but if such dislocations do not persist during the period when the Funds are investing the net proceeds from this offering, their returns may be adversely affected. At any point in time an investment in the common shares may be worth less than the original amount invested, even after taking into account dividends and distributions.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Funds would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk

              Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Funds' portfolios.

Reinvestment Risk

Reinvestment risk is the risk that income from the Funds' portfolios will decline if and when the Funds invest the proceeds from matured, traded or called bonds at market interest rates that are below the portfolios' current earnings rate. A decline in income could affect the common shares’ market price or your overall returns.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of U.S. creditors may apply to Eligible Assets in which the Funds invest.  If a court in a lawsuit brought by an unpaid creditor or representative of the creditors of an issuer of Eligible Assets, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness.  The measure of insolvency for purposes of the foregoing will vary.

Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured.  There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which the Funds invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence.

If an issuer in which the Funds invest in is determined to be insolvent, the payment received by the Funds could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency.  If this is the case, the Funds may be required to return any payments received from the issuer, which could have a negative impact on the Funds, including a reduction in net asset value, and, if the amount if significant, could force the Funds to sell Eligible Assets at times they otherwise would not, including at times when market conditions are not favorable, which may cause them to lose additional money.

Variable Debt Risk

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Funds to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Funds are not entitled to exercise their demand rights, and the Funds could, for these or other reasons, suffer a loss with respect to such instruments.

Recent Developments

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Funds and also may make it more difficult for the Funds to accurately value securities or to sell securities on a timely basis.  In addition, they may also make valuation of some of the Funds' Eligible Assets uncertain and/or result in sudden and significant valuation increases or declines in their holdings. A significant decline in the value of the Funds' portfolios would likely result in a significant decline in the value of your investment in the Trust.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Funds to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. Such developments could, in turn, reduce the value of securities owned by the Funds and adversely affect the net asset value of the Funds. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Funds' portfolios. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many Eligible Assets remaining illiquid and of uncertain value.

Government Intervention in Financial Markets

The recent instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions (including the creation of TARP and the PPIP) designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity in financial institutions. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Trust itself is regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.

In addition, in response to current economic conditions, Congress could grant greater relief to homeowners under the Bankruptcy Code or other federal or state laws, including relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms of residential mortgage loans, over a lender's objections, as the result of a "cramdown," which would decrease the debt's value to as low as the collateral's fair market value.  In this regard, previously proposed legislation, which was defeated in the Senate, permitted a bankruptcy judge, in specified circumstances, to reduce the mortgage amount to today’s market value of the property, reduce the interest rate paid by the debtor, and/or extend the repayment period.  If such legislation is passed, it could adversely affect the value of Eligible Assets held by the Funds.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.

Restrictions Placed on Hedging

The PPIP imposes restrictions on the ability of the PPIF to hedge its portfolio.  Specifically, without the Treasury's consent, the PPIF may only use interest rate swaps, caps and collars solely for the purpose of hedging interest rate mismatches between the Treasury Debt Financing and Eligible Assets.  The PPIF's ability to in engage in any other hedging strategy will require the consent of Treasury.  There can be no assurance that the Treasury will allow the PPIF to engage in any other hedging strategy, which could result in the PPIF suffering losses it otherwise would not have had it been allowed to engage in such hedging strategy.  While the Trust is not necessarily subject to the restrictions imposed by the PPIP on hedging, it has agreed to abide by these restrictions.  The Statement of Additional Information contains a more detailed description of the various hedging strategies and the risks related to them under "Investment Policies and Techniques" and "Risks."

Certain Risks Related to the PPIP

The risk factors described below relating to the PPIP and the PPIF are based on information available from the Treasury as of the date of this prospectus.  The Treasury and/or the U.S. Congress may change the terms of the PPIP at any time and such changes may adversely affect the Trust and its ability to achieve its investment objective and change the risks involved in participating in the PPIP.

New Program Risk

The Funds were formed to take advantage of PPIP, a recently-commenced program with a limited operating history. The PPIP is without precedent and its effects are impossible to predict with certainty.  Such uncertainties of the program may result in challenges for the Funds that make achievement of their investment objectives more difficult than would otherwise be the case with more established methods of investing and financing.

Restrictions on Acquiring and Selling Eligible Assets

The PPIF must implement a conflict of interest mitigation plan and a code of ethics that will provide that the General Partner may not, without the Treasury's consent, acquire Eligible Assets from, or sell Eligible Assets to, certain affiliates, UCM, any other Public-Private Investment Fund or any investor that has invested 9.9% or more of the private capital raised by the PPIF.  Such restrictions on the type of persons from whom the PPIF may purchase securities may adversely affect the PPIF's (and consequently the Trust's) ability to achieve its investment objective.

Market Value Calculation May Not Reflect Liquidation Value of Eligible Assets; Effect on Asset Coverage Test.

For purposes of the reports that are to be provided to Treasury under the terms of the Treasury Debt Financing, including those used to determine the asset coverage requirement, the Market Value of Eligible Assets held by the PPIF will be calculated by the Valuation Agent using prices provided by independent pricing  vendors, independent broker dealers or a mark-to-model valuation provider .  As there is a limited market for Eligible Assets, such values may not accurately reflect the liquidation value of Eligible Assets or the value on a hold-to-maturity basis.  The Market Value of an Eligible Asset may therefore not be an accurate assessment of the value of the Eligible Asset and may be volatile.   The asset coverage test is calculated using the Market Value of Eligible Assets.  If the Market Value for an Eligible Asset decreases, the asset coverage ratio will also decrease.  If the asset coverage ratio falls below the level required by the asset coverage test, the PPIF will be prohibited from drawing additional Treasury Debt Financing, thus restricting its ability to invest in additional Eligible Assets and Temporary Assets and reducing the aggregate investment proceeds generated and distributed by the PPIF.   See "Net Asset Value."

Asset Coverage Requirement Risk

During the term of any Treasury loan received through the PPIP, the PPIF is subject to an asset coverage test which must be satisfied on a pro forma basis to use the Treasury Debt Financing.  In addition, failure to satisfy the asset coverage test at specified levels restricts the ability of the PPIF (and consequently the Trust) to make distributions.  The asset coverage test is calculated by dividing (a) the sum of the aggregate M arket V alue of all Eligible Assets and Temporary Investments held by the PPIF, by (b) the sum of the outstanding principal amount of the Treasury Debt Financing and accrued and unpaid interest due thereon. In the event the PPIF is unable, on any date of determination, to achieve an asset coverage ratio  equal to or greater than  225%, it is required to pay down the Treasury Debt Financing until such time as it achieves the required asset coverage ratio. The PPIF cannot make distributions of its investment proceeds until it satisfies the asset coverage test.  There can be no assurance that the PPIF will achieve the required asset coverage ratio. See also "—Tax Risks—Risks Associated with Asset Coverage Requirements and Regulated Investment Company Distribution Requirements" and "Net Asset Value."

Hedging Risk

The PPIF may engage in hedging transactions in an attempt to reduce variations between its portfolio investment revenue streams and the interest due on the Treasury Debt Financing.  The PPIF may engage in other hedging strategies only with the consent of the Treasury. There can be no assurance the Treasury will consent to any additional hedging strategies. Furthermore, there can be no assurance that any such hedging strategies, if employed, will prove successful, or that the PPIF's ability to engage in such transactions would not be limited by the PPIP.

Loan Modification Risk

The General Partner of the PPIF has agreed to take part in Making Home Affordable. Specifically, subject to the overall objective of maximizing the value of the PPIF's investments and the General Partner's fiduciary duties, the General Partner will (i) consent to reasonable requests from servicers or trustees for approval to participate in Making Home Affordable, or grant approval to implement other reasonable loss mitigation measures, and (ii) where the PPIF acquires 100% of a non-agency RMBS that is backed  by a particular pool of residential mortgage loans, instruct the servicer or trustee of such securities, if such servicer or trustee is participating in Making Home Affordable, to include such pool of residential mortgage loans in Making Home Affordable.  Any of these requirements may have a negative effect on the PPIF's (and consequently the Trust's) investment performance.

Risks Associated with the Role of the Treasury in the PPIF

As a result of the Treasury providing equity capital and the Treasury Debt Financing to the PPIF, the Treasury will be able to exercise certain rights and powers in regard to the PPIF.  The Treasury may exercise these rights in its own interest and not in the interests of the Trust or the Trust's shareholders.  The Treasury's exercise of these rights and powers in its own interest may adversely affect the Trust and its ability to achieve its investment objective.  Specifically:

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The Treasury has reserved the right to terminate its commitment to provide Treasury Debt Financing to the PPIF at any time after the one-year anniversary of the Closing Date, in its sole discretion. The PPIF may be unable to obtain debt financing on similar terms and such actions may adversely affect its ability to purchase Eligible Assets and may otherwise affect expected returns on its investments. In addition, the definitive documentation evidencing the Treasury Debt Financing will contain various covenants restricting the activities of the PPIF.  Failure to comply with these covenants will limit the PPIF's ability to borrow from the Treasury and make distributions to the Trust, which will adversely affect the Trust's returns and may result in negative tax consequences to the Trust. To the extent that Treasury Debt Financing results in a claim on the assets of the PPIF securing such loan, such claim would be senior to the rights of an investor in the PPIF, including the Trust.  As a result, if the losses of the PPIF were to exceed the amount of capital invested, an investor such as the Trust could lose its entire investment.

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The Treasury has the right to terminate the Investment Period at any time on or after the one-year anniversary of the Closing Date, in its sole discretion.  Upon the termination or expiration of the Investment Period, the PPIF will be prohibited from making any new investments in Eligible Assets

(other than those with respect to which the PPIF (or the General Partner or one or more of its affiliates, on behalf of the PPIF) has entered into a legally binding obligation to acquire such investment prior to the expiration or termination of the Investment Period and so long as the investment is consummated within 60 calendar days of the expiration or termination of the Investment Period), which may cause the PPIF (and consequently the Trust) to miss investment opportunities and cause the PPIF's returns (and consequently the Trust's) to be lower than they otherwise would.

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The Treasury will receive warrants in the PPIF.  These warrants will be structured as preferential payments to be made to the Treasury after the PPIF has made distributions to the Trust and the General Partner equal to the capital the Trust and the General Partner have invested in the PPIF.  Payments under the warrants would reduce the amount of distributions that would otherwise be payable to shareholders and could pose adverse tax consequences to shareholders of the Trust.

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The Trust may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the PPIF, in whole or in part, without the prior written consent of the Treasury , which consent may not be unreasonably withheld, and the Trust generally may not withdraw from the PPIF .  In addition, any amendment or supplement to the Agreement and Declaration of Trust that would adversely affect the Treasury, the PPIF or the PPIF's investment activities will require the written consent of the Treasury.

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The General Partner will be required to implement a conflict of interest mitigation plan and a code of ethics reasonably satisfactory to the Treasury.  This plan is described in "Management of the Funds —Potential Conflicts of Interest—PPIF Conflict of Interest Mitigation Plan and Code of Ethics."  The plan and code will prohibit, among other things: (i) any broker-dealer affiliate of the General Partner from executing trades for the PPIF; (ii) the purchase of Eligible Assets from certain of our affiliates that are major participants in the market for Eligible Assets, including Bank of America Corporation, The PNC Financial Services Group, Inc. and Barclays PLC; and (iii) the purchase of Eligible Assets with the intention to resell within one week and no resale of Eligible Assets within 24 hours of purchasing such asset.  These restrictions may limit the ability of the PPIF to acquire certain Eligible Assets that it would otherwise desire to purchase and the ability to sell Eligible Assets at a time it would otherwise desire to sell Eligible Assets.  The consequences of failure of the General Partner to comply with these requirements in any respect are not certain, but could include the imposition of additional requirements and the removal of the General Partner by the Treasury.

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The Treasury will have the right to remove the General Partner in its sole discretion in certain circumstances and with the consent of shareholders in other circumstances.   Removal of the General Partner may adversely affect the ability of the PPIF and the Trust to achieve their investment objectives.  In addition, if the Treasury were to remove the General Partner, the General Partner will be obligated to work with the board of trustees of the Trust to select a replacement.  The Treasury will be required to consent to any replacement general partner selected by the Trust and its shareholders.  Any refusal to grant this consent would deny the Trust and its shareholders their choice for a replacement general partner.  Any delay in granting this consent would cause the PPIF to miss investment opportunities.  During the replacement process, the General Partner will be prohibited from causing the PPIF to make any new investments and may cause the PPIF to sell an investment only if the General Partner determines in good faith that the disposition is necessary to avoid a material loss to the PPIF.  The PPIF, as a result, may miss attractive investment opportunities during this time period.  In addition, there can be no assurance that a suitable replacement will be found in a timely manner or at all.

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Pursuant to the terms of the PPIP, the General Partner will provide access to the books and records of the PPIF to the Treasury, the SIGTARP, the GAO and their respective advisors and representatives.  The General Partner will also provide access to the books and records of the Trust to the Treasury, the Government Accountability Office and their respective advisors and representatives.  Such access will include, but is not limited to, access to any information in the possession of the General Partner and its affiliates regarding (i) the beneficial owners of interests in the Trust in their capacity as beneficial owners of the Trust or (ii) notices of events of default, material litigation or other material events. There can be no assurance that access to any such information will be restricted to the entities named above, and there can be no assurance that any entity that receives such information will be restricted from making such information publicly available.

PPIP Modifications

New legislation or administrative or judicial action may significantly limit or completely halt our ability to capitalize on our investment in the PPIF at any time. The PPIP could be amended or altered pursuant to new legislation or administrative or judicial action which could have a material adverse effect on the operation of the PPIF. The effect of such new legislation, administrative or judicial action or amendment could be retroactive, and have an adverse impact on the PPIF and the Trust .

General Risks Related to an Investment in the Trust

Delayed Listing

During an initial period which is not expected to exceed 90 days from the date of this offering, the Trust's common shares will not be listed on any securities exchange.  During this initial period, the underwriters do not intend to make a market in the Trust's common shares.  Consequently, an investment in the Trust during this initial period will likely be illiquid and shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop during this period.  If a secondary market does develop during this initial period, shareholders may be able to sell their common shares only at substantial discounts from net asset value.  The Trust intends to apply for listing on the NYSE so that trading on such exchange will begin within 90 days from the date of this offering.  The Trust's ability to list its common shares on the NYSE is subject to meeting the standards for listing of such exchange, which the Trust expects it will meet (although no assurance can be given in this regard).  In the event the Trust's common shares are not approved for listing on the NYSE, the Trust intends to apply to have the Trust's common shares listed on the NASDAQ National Market System.  If the Trust is unable to list its common shares on a national securities exchange, shareholders may be unable to sell their common shares at all, or if they are able to, only at substantial discounts from net asset value.

Market Discount Risk

As with any stock, the price of the common shares will fluctuate with market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by organizational costs and offering expenses paid by the Trust.  Common shares are designed for long-term investors and should not be treated as trading vehicles.  Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their common shares in a relatively short period of time after the shares begin trading on a stock exchange. The Trust's common shares may trade at a price that is less than the initial offering price.

Anti-Takeover Provisions

The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

Tax Risks

Taxable Income in Excess of Economic Income Risk

The Funds expect to acquire debt instruments in the secondary market for less than their stated redemption price at maturity.  The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectibility rather than current market interest rates.  The amount of such discount will nevertheless generally be treated as "market discount" for U.S. federal income tax purposes.  Market discount on a debt instrument accrues on the basis of the constant yield to maturity of the debt instrument based generally on the assumption that all future payments on the debt instrument will be made.  Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made.  Payments on residential mortgage loans are ordinarily made monthly and include both principal and interest.  Consequently, accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.  If that turned out not to be the case, and the Funds eventually collected less on the debt instrument than the amount the Funds paid for it plus the market discount the Funds had previously reported as income, the Funds would have an ordinary loss or a capital loss depending on, among other things, the characteristics of the underlying obligation and the amount of cash the Funds collect on maturity.   The Funds' ability to benefit from that ordinary loss or capital loss would depend on the Funds' having ordinary income or capital gain in that later taxable year.   Based on the nature of the Funds' investments, neither expects to earn significant amounts of capital gain.

Similarly, many of the debt instruments (including mortgage-backed securities) that the Funds purchase will likely have been issued with original issue discount ("OID") .  The Funds will be required to report such OID based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made.  If such debt instruments turn out not to be fully collectible, a loss will become available only in the later year that uncollectibility is provable.

Finally, in the event that any debt instruments (including mortgage-backed securities) acquired by the Funds are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Funds may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectibility.  Similarly, the Funds may be required to accrue interest income with respect to subordinate mortgage-backed securities at its stated rate regardless of whether corresponding cash payments are received or are ultimately collectible.  In each case, while the Funds would in general ultimately have an offsetting loss deduction available when such interest was determined to be uncollectible, the utility of that deduction would depend on the Funds having taxable income in that later taxable year.

In any of these situations, if the Trust is unable to fully benefit from its losses, it will be subject to tax on a greater amount of income or gain than it has received economically.  Because income and gain, but not losses, are passed through to investors, an investor may be subject to tax on income it has not earned economically, which might cause the investor to recognize a capital loss that it may not be able to benefit from when it disposes of its investment in the Trust.

Risks Associated With Trust's Ability To Satisfy Regulated Investment Company Distribution Requirements

The Trust generally must distribute annually at least 90% of its taxable income, excluding any net capital gain, in order for the Trust to maintain its qualification as a regulated investment company for U.S. federal income tax purposes.  To the extent that the Trust satisfies this distribution requirement, but distributes less than 100% of its taxable income and net capital gain, the Trust will be subject to U.S. federal corporate income tax on the Trust's undistributed taxable income.  In addition, the Trust will be subject to a 4% nondeductible excise tax if the actual amount that the Trust distributes out to its shareholders in a calendar year is less than a minimum amount specified under U.S. federal income tax laws.  The Trust intends to make distributions to its shareholders to comply with the 90% distribution requirement of the Code and to avoid paying U.S. federal income taxes and, if practicable, excise taxes, on undistributed taxable income.  However, differences in timing between the recognition of taxable income and the actual receipt of cash could cause the Trust to sell assets (including Temporary Investments) or borrow funds on a short-term or long-term basis or issue cash-stock dividends (described below) to meet the distribution requirements of the Code.

The Trust may find it difficult or impossible to meet distribution requirements in certain circumstances.  Due to the nature of the assets in which the Funds intend to invest, the Trust's taxable income may exceed the Trust's net income as determined based on GAAP because, for example, realized capital losses will be deducted in determining the Trust's GAAP net income but may not be deductible in computing the Trust's taxable income.  In addition, the Funds may invest in assets, including debt instruments requiring the Funds to accrue OID, that generate taxable income (referred to as "phantom income") in excess of economic income or in advance of the corresponding cash flow from the assets.  In addition, if the debt instruments provide for "payment-in-kind" or PIK interest, the Funds may recognize OID for U.S. federal income tax purposes.  Moreover, the Funds may acquire distressed debt investments that are subsequently modified by agreement with the borrower.  If the amendments to the outstanding debt are "significant modifications" under the applicable Treasury regulations, the modified debt may be considered to have been reissued to the Funds in a debt-for-debt exchange with the borrower.  In that event, if the debt is considered to be "publicly traded" for U.S. federal income tax purposes, the modified debt in the hands of the Funds may be considered to have been issued with OID to the extent the fair-market value of the modified debt is less than the principal amount of the outstanding debt.  Also, certain previously modified debt that the Funds acquire in the secondary market may be considered to have been issued with OID at the time it was modified.  In general, the Funds will be required to accrue OID on a debt instrument as taxable income in accordance with applicable U.S. federal income tax rules even though no cash payments may be received on such debt instrument.  In the event a borrower with respect to a particular debt instrument encounters financial difficulty rendering it unable to pay stated interest as due, the Funds may nonetheless be required to continue to recognize the unpaid interest as taxable income.  Similarly, the Funds may be required to accrue interest income with respect to subordinate mortgage-backed securities at the stated rate regardless of when their corresponding cash payments are received.  Further, the Funds may invest in assets that accrue market discount income, which may result in the recognition of taxable income in excess of the  Funds’ economic gain in certain situations or the deferral of a portion of the Funds’ interest deduction paid on debt to incur such assets.

Due to each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that the Trust may have substantial taxable income in excess of cash available for distribution.  The Trust intends to hold Eligible Assets and Temporary Investments directly and not through the PPIF to endeavour to satisfy the Trust's regulated investment company distribution requirements , but no assurances can be given in this regard.  Further, to satisfy its regulated investment company distribution requirements, the Trust may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt.

In addition, the Trust may make distributions in its common shares to satisfy the distribution requirements necessary to maintain the Trust's status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes, but no assurances can be given in this regard.   The Trust's ability to satisfy its regulated investment company distribution requirements through a distribution of Trust common shares and cash is contingent on the continued availability of Internal Revenue Service ("IRS") relief.  Revenue Procedure 2009-15, which allows publicly traded regulated investment companies to pay dividends 90% in stock and 10% in cash, is temporary in that it does not apply to dividends declared with respect to taxable years ending after December 31, 2009.  The Revenue Procedure requires the Trust to be “publicly traded,” and there is no assurance that we will satisfy this requirement.  It is uncertain whether, and no assurances can be given that, the IRS will extend such guidance for taxable years ending after December 31, 2009.  The IRS has also issued (and where Revenue Procedure 2009-15 is not currently applicable, the IRS continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedure 2009-15) if certain requirements are satisfied.  While it is generally expected that the IRS may continue such ruling policy, no assurances can be given that the IRS will not discontinue or adversely alter such ruling policy.   Moreover, if the Trust's only feasible alternative were to make a taxable distribution of the Trust's common shares to comply with the regulated investment company distribution requirements for any taxable year and the value of the Trust's common shares was not sufficient at such time to make a distribution to its shareholders in an amount at least equal to the minimum amount required to comply with such regulated investment company distribution requirements, the Trust might fail to qualify as a regulated investment company for such taxable year.

Despite undertaking the efforts mentioned in the previous paragraph, the Trust may not be able to distribute the amounts necessary to satisfy the distribution requirements necessary to maintain the Trust's status as a regulated investment company for U.S. federal income taxes and to avoid U.S. federal income and excise taxes.  If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, material adverse tax consequences would result to investors.  The Trust would be taxed in the same manner as an ordinary corporation, and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income , which would materially adversely impact the amount of cash available for distribution to the Trust’s shareholders.

Risks Associated with Asset Coverage Requirements and Regulated Investment Company Distribution Requirements

The PPIF must satisfy an asset coverage test before distributing its investment proceeds to its investors (including the Trust), which may limit the Trust's ability to make cash distributions to its shareholders.  During the term of any Treasury loan received through the PPIF, the PPIF is subject to an asset coverage test calculated by dividing (1) the sum of the aggregate market value of all Eligible Assets and Temporary Investments held by the PPIF by (2) the sum of the outstanding principal amount of the Treasury loan and accrued and unpaid interest due thereon.  In the event the PPIF is unable, on any date of determination, to achieve an asset coverage ratio  equal to or greater than  225%, it is required to pay down the Treasury loan until such time as it achieves the required asset coverage ratio.  The PPIF cannot make distributions of its investment proceeds until its satisfies the asset coverage test.  There can be no assurance that the PPIF will achieve the required asset coverage ratio.  The Trust's ability to satisfy the distribution requirements necessary to maintain the Trust's status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes may be adversely affected by these debt pay down requirements.  If the PPIF is restricted in its ability to make cash distributions to the Trust, the Trust may be unable to satisfy its regulated investment company distribution requirements for regulated investment company purposes.  The Trust intends to hold Eligible Assets and Temporary Investments directly and not through the PPIF to endeavor to satisfy the Trust's regulated investment company distribution requirements , but no assurances can be given in this regard.  Further, to satisfy its distribution requirements, the Trust may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt.  In addition, the Trust may make distributions in its common shares to satisfy the Trust's regulated investment company distribution requirements, but no assurances can be given in this regard.  For a more detailed discussion, see "—Certain Risks Related to the PPIP."

Cash/Stock Dividend Risks

The Trust may distribute taxable dividends that are payable in cash and shares of the Trust's common stock at the election of each shareholder.  Shareholders receiving such dividends will be required to include the full amount of the dividend as taxable income to the extent of the Trust's current and accumulated earnings and profits for U.S. federal income tax purposes.  As a result, shareholders may be required to pay U.S. federal income taxes with respect to such dividends in excess of the cash dividends received.  If a U.S. shareholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount of U.S. federal income tax with respect to the dividend, depending on the market price of the Trust's common stock at the time of the sale.  Furthermore, with respect to non-U.S. shareholders, the Trust may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock.  In addition, if a significant number of the Trust's shareholders determine to sell shares of the Trust's common stock, it may put downward pressure on the trading price of the Trust's common stock.

The foregoing list of risk factors does not purport to be a complete enumeration of the risks involved in an investment in the Trust.  Additional risks may exist that are not presently known to the Trust or are deemed immaterial.  Prospective investors should read this entire prospectus and the partnership agreement of the PPIF and consult with their independent advisors before deciding whether to invest in the Trust.  In addition, changes over time may subject the Trust to additional and different risk factors. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

MANAGEMENT OF THE FUNDS

Trustees and Officers of the Trust

The board of trustees is responsible for oversight of the Trust, including supervision of the duties that BAL, BFM and UCM perform for the Trust. There are 12 trustees of the Trust. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

General Partner of the PPIF

The General Partner will be responsible for overseeing and managing the PPIF and has the power on behalf of the PPIF to, among other things: (i) make all decisions concerning the investigation, evaluation, selection, negotiation, structuring, commitment to, monitoring of and disposition of Eligible Assets and Temporary Investments; (ii) acquire, hold, manage, own, sell, transfer, convey, exchange or dispose of Eligible Assets and Temporary Investments, and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to Eligible Assets and Temporary Investment, and (iii) enter into, execute, maintain and/or terminate contracts, undertakings and any and all other instruments, agreements and documents in the name of the PPIF, and do or perform all such things as may be, in the General Partner's good faith judgment, necessary or advisable in furtherance of the PPIF's powers, objects or purposes or to the conduct of the PPIF's activities, including entering into acquisition agreements to make or dispose of Eligible Assets or Temporary Investments which may include such representations, warranties and covenants as the General Partner in good faith deems necessary or advisable.  The General Partner may delegate any of its discretionary investment authority and other rights, powers, functions and obligations it has under the PPIF's limited partnership agreement to any person (including its affiliates), subject to the conditions that (i) it can revoke the delegation at any time and that (ii) it remains liable to the PPIF, the Trust and the Treasury for its obligations and for all actions and omissions of anyone it has delegated its authority to the same extent as it is liable for its own actions and omissions.  The General Partner will delegate day-to-day management responsibilities of the PPIF to BFM, but will retain discretion over certain policy-making and oversight functions with respect to the investment program of the PPIF.  The managing member of the General Partner, an affiliate of BlackRock, will be BFM.

Investment Advisors

BAL, as the Trust's investment advisor, and each of BFM and UCM , as the Trust's sub-advisors, will provide certain day-to-day investment management services to the Trust.   BAL and BFM will manage all of the Trust's direct investments on a discretionary basis consistent with the investment objective and policies of the Trust .

We sometimes refer to BAL and BFM collectively as "BlackRock Advisors" throughout this prospectus and the Statement of Additional Information.

The General Partner will engage BFM as the PPIF's investment advisor to manage 95% of the portfolio of the PPIF (measured based on the capital contributed to and amounts lent to the PPIF).  In addition, the General Partner will delegate day-to-day management responsibilities of the PPIF to BFM, but will retain discretion over certain policy-making and oversight functions with respect to the investment program of the PPIF.  The General Partner will also engage UCM to sub-advise 5% of the portfolio of the PPIF (measured based on the capital contributed to and amounts lent to the PPIF) on a discretionary basis consistent with the investment objective of the PPIF.

BAL and BFM are wholly owned subsidiaries of BlackRock, which is one of the world's largest publicly-traded investment management firms. BlackRock, with approximately $1.373 trillion of assets under management as of June 30, 2009, brings a wealth of knowledge that it believes will enhance the ability of the Investment Team to source and execute portfolio investments.  This knowledge includes proprietary valuation techniques, market outlook, competitive evaluation and structuring and operational expertise.  On July 8, 2009, BlackRock was pre-qualified by the Treasury from over 100 applicants to participate as one of the nine investment managers to manage one of the first PPIP legacy securities funds.

BlackRock Advisors and UCM (including the respective investment professionals of each company that will participate in the process of providing investment advice for the Funds) are referred to as the "BlackRock Investment Team" and the " UCM Investment Team," respectively, and collectively as the "Investment Team."

The BlackRock Platform

BlackRock is one of the world's largest publicly traded investment management firms and manages, as of June 30, 2009, approximately $ 34.3 billion and $ 30.0 billion in CMBS and non-agency RMBS, respectively.  BlackRock has over 20 years of experience managing closed-end products and, as of June 30, 2009, advised a closed-end family of 101 active exchange-listed funds with approximately $ 33.5 billion in assets and two active non-exchange-listed funds with approximately $0.8 billion in assets.  BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, real estate, cash management and alternative investment products.  In addition, BlackRock provides risk management, investment system outsourcing and financial advisory services to a growing number of institutional investors.  Headquartered in New York City, BlackRock has employees in 21 countries and a major presence in key global markets, including the United States , Europe and Asia Pacific .

BlackRock believes that the Funds will benefit from the following strengths and strategic advantages:

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Experienced Investment Team.  BlackRock believes that its resources, experience and leadership in the CMBS and RMBS markets will help provide detailed and expedient analysis for the investment programs of the Funds.  The BlackRock Investment Team includes approximately 135 fixed income investment professionals at BlackRock who focus on fundamental and quantitative credit research and portfolio management.  Members of the BlackRock Investment Team who will focus on the Funds average approximately 21 years of investment experience in the mortgage and structured finance markets.  BlackRock believes that their depth of resources, experience and leadership in the CMBS and RMBS markets will help provide detailed and expedient analysis for the investment programs of the Funds.

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BlackRock's investment approach combines quantitative management tools with fundamental research.  BlackRock employs rigorous quantitative analysis that is reinforced by fundamental research to identify and quantify risks and periodically re-evaluate deal performance over time.  The BlackRock Investment Team utilizes BlackRock's proprietary tools and its third-party models which integrate detailed loan-level analysis with econometric models in order to estimate loss-adjusted cash flows.  The BlackRock Investment Team believes that this allows them to customize their analysis in an effort to identify Eligible Assets that have relatively consistent performance across a wide range of scenarios.

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Disciplined portfolio management and creative structuring capabilities.  BlackRock's investment philosophy focuses on a high degree of credit scrutiny and aims to provide high risk-adjusted returns.  In order to implement this strategy, it is frequently necessary to design new transaction technology that facilitates a complementary investment framework.  For example, BlackRock's founders were actively involved in the creation of the first CMOs , floating rate CMOs, senior subordinated securities and asset backed securities and the first public securitization of non-agency multifamily mortgages.

BlackRock's Investment Process

The BlackRock Investment Team employs a rigorous quantitative, qualitative and analytical approach to its mortgage securities investment due diligence process, which includes the integration of proprietary econometric models and analysis tools along with third-party data (including property-specific performance) and cash flow models to create a robust analysis of the market.  This approach focuses on identifying and quantifying risks and periodically measuring collateral parameters over time to monitor and re-evaluate deal performance. The BlackRock Investment Team's in-house due diligence process is performed through discussions with issuers, master and special servicers, rating agencies, trustees, and broker/dealers. The BlackRock Investment Team seeks to capitalize on BlackRock's credit knowledge, disciplined investment process and sophisticated analytical tools to select CMBS and non-agency RMBS that the BlackRock Investment Team believes could have attractive upside potential versus downside risk with respect to the expected future cash flows.

RMBS:  BlackRock believes that "CDR analysis" (constant default rate) used by many market participants risks overstating the implied cash flow "factor of safety" (a multiple of expected losses that would cause a default).  Therefore, BlackRock uses a proprietary, dynamic, self-adjusting modeling process to analyze each mortgage pool in order to capture its unique characteristics.  Prepayment, default and loss curves are generated from a proprietary econometric model and adjusted for adverse pool characteristics, such as exposure to second-lien mortgages, interest-only mortgages and high loan-to-value ratios, in order to derive unique, pool-specific prepayment, default and loss curves.  These assumptions are then used as a template for scenario analysis that is fed through a detailed capital structure model of a particular security in order to evaluate the cash flow "factor of safety."  Over time, the performance of the mortgage pools is monitored and re-run through the capital structure models to analyze cash flow stability.

CMBS:  BlackRock employs a detailed approach to analyzing CMBS similar to that used for analyzing RMBS.  Collateral analysis focuses on the risk of cash flow interruption and default for each loan in the pool, after which such risk is then placed in the context of the priority of payments for the various classes of securities secured by a CMBS pool of mortgages and the terms of the specific transaction.  This future performance assessment uses commercial real estate econometric data for all property types in major metropolitan areas to project property-specific cash flow and valuation over the loan term.  Loan-level characteristics, such as borrower equity contribution, rent roll, tenant quality and reserves are overlaid onto this cash flow analysis.  In certain cases, on-site inspections of properties are performed.  Once this collateral, structure, and documentation analysis is completed, a rating floor for each security is determined and relative value assessments are established both within the deal and in relation to the investment opportunity set.

On an unlevered basis, the BlackRock Investment Team believes expected yields for non-agency securities are attractive even in downside scenarios, further reinforcing the value proposition.  Due to wide variations in collateral pool characteristics, origination standards, structural differences and performance across various scenarios, the importance of security selection cannot be underestimated.  The BlackRock Investment Team utilizes BlackRock's proprietary tools which integrate detailed loan-level analysis with econometric models in order to estimate loss-adjusted cash flows.  This allows the team to customize analysis in order to identify securities that have relatively consistent performance across a wide range of scenarios.

BlackRock expects that the Funds will benefit from BlackRock's team approach to investment selection, access and information sharing through BlackRock's global research and investment platform, risk management, legal and compliance and other portfolio management and administrative services.

BlackRock Investment Team

To be filed by amendment.

Investment Sub-Advisors

The General Partner will engage UCM to sub-advise 5% of the portfolio of the PPIF (measured based on the capital contributed to and amounts lent to the PPIF).   UCM will manage such portion of the PPIF's portfolio on a discretionary basis consistent with the investment objective of the PPIF.   UCM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940.

UCM Investment Team.

To be filed by amendment.

Investment Management Agreements

The Trust.  The Trust has agreed to pay BAL a management fee at an annual rate , accrued monthly and payable quarterly in arrears, equal to 0.75 % of the Trust's average net assets.

BAL will pay  a quarterly sub-advisory fee to BFM , payable in arrears, equal to 50% of the quarterly advisory fees received by BAL from the Trust.   BAL will also pay a  quarterly sub-advisory fee to UCM, payable in arrears, equal to 3.75% of the quarterly advisory fees received by BAL and BFM from the Trust and the General Partner, respectively.

The PPIF.  For the term of the PPIF, the PPIF (and not the Trust) will pay an annual management fee to the General Partner (the "Treasury Management Fee").  Prior to the third anniversary of the Closing Date, the Treasury Management Fee will equal 0.20% per annum of the Treasury's capital commitment to the PPIF as of the last day of the period to which the Treasury Management Fee relates. Thereafter, the Treasury Management Fee will equal 0.20% per annum of the lesser of (i) the Treasury's capital commitment to the PPIF and (ii) the fair market value of the Treasury's interest in the PPIF as of the last day of the period to which the Treasury Management Fee relates.  The Treasury Management Fee will be paid out of proceeds otherwise payable to the Treasury but not from drawdowns of Treasury's capital commitments to the PPIF.  Neither the Trust nor the General Partner will bear the Treasury Management Fee.

Miscellaneous.  A discussion regarding the basis for the approval of the investment management agreements by the board of trustees will be available in the Trust's first report to shareholders.

In addition to the fees paid to BAL, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.  In addition, the Trust and the General Partner (but not the Treasury) will each pay their share, based on the amount each invested in the PPIF, of all legal, accounting, filing and other expenses incurred by the General Partner and its affiliates in connection with organizing and establishing the PPIF.  BAL will pay Treasury's allocable portion of the costs associated with organizing and establishing the PPIF.

Potential Conflicts of Interest

Side-by-side management by BlackRock Advisors and UCM , and their advisory business affiliates, of investment companies registered under the Investment Company Act, the Funds, separate accounts , other private investment funds or other investment funds, including other Public-Private Investment Funds (collectively, "Client Accounts"), may raise potential conflicts of interest, including those associated with allocating management time, services and functions, any differences in fee structures and differences in proprietary investments in such funds.  Registered investment companies, for example, generally pay management fees based on a fixed percentage of assets under management, and separate accounts and private investment funds often have more varied fee structures, including a combination of asset- and performance-based compensation or wrap fees that may be higher than the compensation structure of the Funds.  The prospect of achieving higher compensation or greater investment return from a private investment fund or separate account than from the Funds may provide incentives for the General Partner, BlackRock Advisors, UCM or their applicable affiliates to favor the private investment fund or separate account over the Funds when, for example, placing securities transactions that BlackRock Advisors believes could more likely result in favorable performance or engaging in cross trades.  It is the policy of BlackRock not to make decisions based on the foregoing interests or greater fees or compensation paid by their clients.   In this regard, it should be noted that BlackRock also has sponsored the BlackRock Institutional PPIF (a separate Public-Private Investment Fund formed under the PPIP, in addition to the PPIF, that is limited to institutional investors and high net worth individuals).  BFM and UCM will manage 95% and 5%, respectively, of the capital contributed to and amounts lent to the BlackRock Institutional PPIF.

The management of numerous Client Accounts by BlackRock Advisors, UCM and their advisory business affiliates necessarily creates a number of potential conflicts of interest.  Under certain circumstances, the Funds may invest in a transaction in which one or more other Client Accounts are expected, or seek, to participate or already have made, or concurrently will make or seek to make, an investment.  The Funds and the other Client Accounts may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the portfolio company involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment.  Conflicts will also arise in cases where the Funds and/or other Client Accounts invest in different parts of an issuer's capital structure, including circumstances in which one or more Client Accounts may own private securities or obligations of an issuer and other Client Accounts may own public securities of the same issuer.  In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, BlackRock Advisors, UCM and their advisory business affiliates may find that their own interests, the interests of the Funds and/or the interests of one or more other Client Accounts (including, without limitation, the Funds) could conflict.  If an issuer in which the Funds and one or more other Client Accounts hold different classes of securities (or other assets, instruments or obligations issued by such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants).  For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create value for the equity holders.  Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis by senior officers of BlackRock Advisors, UCM and their affiliates.  Any such discussions will take into consideration the interests of the relevant parties, the circumstances giving rise to the conflict and applicable laws.  Investors should be aware that conflicts will not necessarily be resolved in favor of the interests of the Funds.  There can be no assurance that any actual or potential conflicts of interest will not result in the Funds receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist.

The General Partner and BlackRock Advisors, by way of a delegation of discretion to its advisory business affiliates, may utilize the personnel or services of its affiliates in a variety of ways to make available BlackRock's global capabilities available to the Funds.  Although the General Partner and BlackRock Advisors believe this practice is generally in the best interests of its clients, it is possible that conflicts with respect to allocation of investment opportunities, portfolio execution, client servicing or other matters may arise due to differences in regulatory requirements in various jurisdictions, time differences or other reasons.  BlackRock Advisors will seek to ameliorate any conflicts that arise and may determine not to utilize the personnel or services of a particular affiliate in circumstances where it believes the potential conflict outweighs the potential benefits.

PPIF Conflict of Interest Mitigation Plan and Code of Ethics

The General Partner will adopt a conflict of interest mitigation plan and a code of ethics reasonably satisfactory to the Treasury that will require the General Partner to (i) comply with the Investment Advisers Act of 1940, (ii) adhere to specified allocation and valuation policies with respect to investment opportunities for the Public-Private Investment Funds managed by BlackRock, (iii) invest a minimum amount set forth by Treasury of its own firm capital in the PPIF, (iv) acknowledge fiduciary duties to the Treasury and private investors in the PPIF, (v) provide access to the PPIF's records to the SIGTARP and the GAO , to cause key persons to be available to discuss the PPIF with the Treasury and others, to provide access to the Treasury and its representatives to the books of the private vehicles that invest in the PPIF and to retain those documents for at least three years after the termination of the PPIF, (vi) permit the Treasury, the SIGTARP and the GAO to review its compliance with these plans, (vii) maintain an Eligible Assets securities watch list and to employ a compliance officer to monitor compliance with allocation policies and other applicable rules, (viii) identify and disclose all conflicts of interest with the PPIF, (ix) disclose to the Treasury, the SIGTARP and the GAO all information in its possession or in the possession of certain affiliates regarding the beneficial owners of equity in the PPIF, (x) disclose the 10 largest investment positions of the PPIF, (xi) comply with "know your customer" regulations, office of Foreign Asset Control statutes and regulations and all relevant federal securities screening laws and anti-money laundering obligations with respect to new investors and transferees, and (xii) consent to annual audit of its internal controls by an independent auditor and the delivery of such internal audit to the Treasury, (xiii) implement conflicts of interest policies that will provide that the General Partner may not acquire Eligible Assets from or sell Eligible Assets to certain affiliates that are major participants in the market for Eligible Assets, including Bank of America Corporation, The PNC Financial Services Group, Inc. and Barclays PLC, any other Public-Private Investment Fund or any investor that has invested 9.9% or more of the private capital raised by the PPIF, (xiv) require that all transactions of the PPIF be conducted on an arm's length and commercially reasonable basis, (xv) disclose all instances where certain affiliates service or invest in Eligible Assets, and (xvi) represent that fees paid by the PPIF to any servicer are arm's length and perform diligence on a regular basis and determine that such fees are at market rates. The plan and code will also prohibit any broker-dealer affiliate of the PPIF's investment advisors from executing trades for the PPIF and address conflicts of interest the PPIF's investment advisors' employees and certain of their family members. The Treasury requires that the General Partner implement policies requiring best price and best execution on all PPIF transactions, no crossing of PPIF trades, no purchase of Eligible Assets with the intention to resell within one week and no resale of Eligible Assets within 24 hours of purchasing such assets. The Treasury can require the General Partner to take corrective action if its participation in any other governmental program could create a conflict of interest. Finally, the General Partner may not engage in marketing related to the Treasury's relationship to the General Partner, other than with respect to marketing the PPIF itself.

NET ASSET VALUE

The Trust

The net asset value of the common shares of the Trust will be computed based upon the value of its portfolio securities and other assets. Net asset value will be determined monthly as of the last business day of each month.  The Trust calculates its net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from its total assets (the value of the Trust's portfolio securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

Valuation of securities held by the Trust is as follows:

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust's board of trustees. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BlackRock Advisors determine such method does not represent fair value. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available or are deemed to be unreliable may be valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust’s board of trustees.  Derivatives for which market quotations are not available or are deemed unreliable will also be valued at fair value.  The pricing of all Fair Valued Assets shall be subsequently reported to the Trust’s board of trustees.

Limited Partner Interest in the PPIF. As noted below, the General Partner of the PPIF will use the same valuation policies as the Trust to value the Eligible Assets and Temporary Investments it holds for purposes of preparing financial statements and calculating and reporting the net asset value of the Trust's limited partner interest in the PPIF.  Accordingly, the Trust will value its limited partner interest the PPIF at the value reported by the General Partner.  The board of trustees of the Trust will receive regular reports with respect to valuation of securities owned by PPIF and the General Partner's application of the valuation procedures to those securities.  If the board of trustees of the Trust believes the General Partner is not applying the valuation procedures properly, the board of trustees would have ability to fair value the Trust's limited partner interest in the PPIF.

General Valuation Information

In determining the market value of portfolio investments, the Trust may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Trust’s books at their face value.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Trust’s board of trustees as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Trust (including restricted securities) are valued at fair value as determined in good faith by the Trust’s board of trustees or by BlackRock Advisors (its delegate).

Fair Value. When market quotations are not readily available or are believed by BlackRock Advisors to be unreliable, the Trust’s investments are valued at fair value. Fair Value Assets are valued by BlackRock Advisors in accordance with procedures approved by the Trust's board of trustees. BlackRock Advisors may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock Advisors believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock Advisors determines, in its business judgment prior to or at the time of pricing the Trust's assets or liabilities, that it is likely that the event will cause a material change to the last quoted price of one or more assets or liabilities held by the Trust. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock Advisors is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Trust might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock Advisors using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Trust's net asset value.

The Trust's annual audited financial statements, which are prepared in accordance with generally accepted accounting principles (“GAAP”), follow the requirements for valuation set forth in Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, FAS 157 and other accounting rules applicable to closed-end funds and various assets in which they invest are evolving. Such changes may adversely affect the Trust. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Trust's inability to obtain a third-party determination of fair market value.

The PPIF

General Valuation Policies

The General Partner of the PPIF will use the same valuation policies as the Trust to value the Eligible Assets and Temporary Investments it holds for purposes of preparing financial statements and calculating and reporting the net asset value of the Trust's limited partner interest in the PPIF.

Treasury Specific Valuation Policies

Under the terms of the Treasury Debt Financing, the PPIF is required to provide periodic reports to the Treasury for various purposes, including to determine compliance with the asset coverage requirements and to provide financial information.  See "Leverage" and "Risks—Certain Risks Related to the PPIP."  These periodic reports are sent to the Treasury (and not shareholders) and are reviewed by the Treasury for its internal monitoring and compliance purposes.  The Treasury specific valuation policies used in these reports are different than the general valuation policies described above.  The Treasury specific valuation policies are not used for financial reporting purposes or for purposes of calculating and reporting the net asset value of the Trust's limited partner interest in the PPIF.

For purposes of the reports to be sent to Treasury, the PPIF will use the valuation policies provided in the Treasury Debt Financing loan agreement to value the PPIF’s Eligible Assets and Temporary Investments.  Under the valuation process established by Treasury, Eligible Assets of the PPIF will be valued by third party pricing vendors if valuations are available for such Eligible Assets.  If the third party pricing vendors are unable to provide prices within a certain time period, then the Valuation Agent will use broker-dealers to determine the price of each Eligible Asset.  If broker-dealers are unable to provide prices within a certain time period, then the Valuation Agent will use a mark-to-model price determined by a third party mark-to-model valuation provider to determine the price of each Eligible Asset.  After receiving prices for the Eligible Assets from the appropriate parties, the Valuation Agent will determine their market value based upon a formula.  Temporary Investments generally will also be valued by third party pricing vendors.  If the pricing vendors are unable to provide prices within a certain time period, then the Valuation Agent will value the Temporary Investment at par (for a coupon bearing instrument) or at amortized cost (for a zero coupon or other discounted instrument).  After receiving prices for the Temporary Investments from the appropriate parties if available, the Valuation Agent will determine their market value based upon a formula.
DISTRIBUTIONS

Commencing with the Trust's initial dividend, the Trust intends to make regular quarterly cash distributions of all or a portion of its net investment income to common shareholders. We expect to declare the initial dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial dividend approximately 90 to 120 days after completion of this offering. The Trust will distribute to common shareholders at least annually all or substantially all of its investment company taxable income after the payment of dividends and interest, if any, owed with respect to any forms of leverage utilized by the Trust. The Trust intends to pay any capital gains distributions at least annually.

Various factors will affect the level of the Trust's income, including the asset mix and the average maturity of  the Trust's  and the PPIF's portfolio, the amount of leverage utilized by the PPIF and  the Trust's and the PPIF's ability to use hedging, which is limited. The ability of the Trust to make distributions to shareholders is largely dependent upon the distributions the PPIF makes to the Trust.   The PPIF will be required to distribute any income earned from its investments, including principal paydowns, interest and dividend income and any net proceeds realized from dispositions of investments, no later than  30 calendar days following the end of each fiscal quarter in which such income is received by the PPIF. The General Partner will be allowed , however, to withhold from any distributions (on a pro rata basis) amounts necessary (i) for reasonable reserves for PPIF Expenses and the making of investments (provided that such reserves for PPIF Expenses cannot exceed 0.10% of the  capital commitments of  the PPIF without the written consent of the Treasury), (ii) to repay indebtedness or to create reasonable reserves for repayment of indebtedness (provided that except with respect to repayment of the Treasury Debt Financing (and reserves used to make such repayments), the prior written consent of the Treasury shall be required for any repayment of indebtedness or for the creation of reserves for the repayment of indebtedness, in either case following the expiration or termination of the Investment Period) and (iii) for reinvestment during the Investment Period and during the 60-calendar day period following the termination of the Investment Period solely to complete any proposed investment with respect to which the PPIF entered into a legally binding obligation to acquire prior the termination of the Investment Period .  However, the General Partner generally will not do so if it believes doing so would jeopardize the Trust's ability to maintain its tax status as a regulated investment company under the Code .

Generally, distribution of income by the PPIF will initially be made to the Trust, the General Partner and the Treasury in proportion to each of their respective percentage interests in the PPIF.  After the PPIF has paid to each partner distributions equal to the amount of capital each partner contributed to the PPIF, for every $100 that would otherwise be distributed to the Trust or the General Partner, as the case may be, $1.50 would be distributed to the Treasury and $98.50 would be distributed to the Trust or the General Partner, as the case may be ; provided, however, that the foregoing will not apply to distributions of income earned on Temporary Investments.  Distributions of income earned on Temporary Investments will be distributed to the Trust, the General Partner and the Treasury in proportion to each of their respective percentage interests in the PPIF.   The PPIF's use of the Treasury Debt Financing will limit its ability to make distributions to the Trust under the Priority of Payments schedule .  See " Leverage" and " Risks—Certain Risks Related to the PPIP."

To permit the Trust to maintain a more stable distribution rate, the Trust may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust's net asset value (and indirectly benefits the investment advisors by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Trust's net asset value.

The Trust may distribute taxable dividends that are payable in cash and the Trust's common shares at the election of each stockholder.  On January 7, 2009, the IRS issued Revenue Procedure 2009-15 that temporarily allows a regulated investment company that is traded on an established securities market to distribute its own stock as a dividend for the purpose of fulfilling its regulated investment company distribution requirements.  Pursuant to this revenue procedure, a regulated investment company may treat a distribution of its own stock as fulfilling its distribution requirements if (i) the distribution is declared with respect to a taxable year ending on or before December 31, 2009 and (ii) each shareholder can elect to receive his or her entire distribution in either cash or stock of the regulated investment company subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution.  If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than 10% of his or her entire distribution in cash.  In such case, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.  See "Tax Matters" for tax consequences to shareholders upon receipt of such dividends.

Revenue Procedure 2009-15 is temporary in that it does not apply to dividends declared with respect to taxable years ending after December 31, 2009.  It is uncertain whether, and no assurances can be given that, the IRS will extend such guidance for taxable years ending after December 31, 2009.  The IRS has also issued (and where Revenue Procedure 2009-15 is not currently applicable, the IRS continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedure 2009-15) if certain requirements are satisfied.  While it is generally expected that the IRS may continue such ruling policy, no assurances can be given that the IRS will not discontinue or adversely alter such ruling policy.  The Trust has not yet decided whether to pay any future dividend in cash and its common shares (whether pursuant to Revenue Procedure 2009-15, a private letter ruling or otherwise).  Moreover, no assurances can be given that the Trust will be able to pay any such dividend in cash and stock.

The Trust will also hold Eligible Assets and Temporary Investments directly, and may borrow money in an amount up to 5% of its total assets as a temporary measure, in order to make distributions to shareholders so that the Trust will be able to maintain its status as a regulated investment company for U.S. federal income tax purposes and avoid U.S. federal corporate income and excise taxes .

The U.S. federal income tax treatment and characterization of the Trust's distributions may vary significantly from time to time. In light of the Trust's investment policies, the Trust anticipates that the Investment Company Act will require it to accompany each quarterly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Trust will indicate the proportion of its distributions that constitute capital gains annually. The ultimate U.S. federal income tax characterization of the Trust's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Trust may make total distributions during a calendar or taxable year in an amount that exceeds the Trust's net investment company taxable income and net capital gains for the relevant taxable year. In such situations, the amount by which the Trust's total distributions exceed its investment company taxable income and net capital gains would generally be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares. When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the Trust's shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

DESCRIPTION OF SHARES

Common Shares

The Trust is a statutory trust organized under the laws of Delaware pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated as of August 26, 2009 (the "Agreement and Declaration of Trust"). The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, when available, to all holders of its common shares.

Any additional offerings of shares would require approval by the Trust's board of trustees. Any additional offering of common shares also would be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of the sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

Prior to this offering, there has been no public market for the common shares of the Trust.  The Trust intends to apply for listing on the NYSE so that trading on such exchange will begin within 90 days from the date of this offering .  During such period, the underwriters do not intend to make a market in the Trust's common shares.  Consequently, it is anticipated that, prior to the commencement of trading on an exchange, an investment in the Trust will be illiquid and shareholders may not be able to sell their shares as it is unlikely that a secondary market for the common shares will develop.  If a secondary market does develop prior to the commencement of trading on an exchange, shareholders may be able to sell their common shares only at substantial discounts from net asset value. The Trust's ability to list its common shares on the NYSE is subject to meeting the standards for listing of such exchange, which the Trust expects it will meet (although no assurance can be given in this regard).  To meet the NYSE 's distribution requirements for trading, the common shares are to be held by a minimum of 400 beneficial owners in lots of 100 or more, at least 1,100,000 shares are to be publicly held in the United States and the aggregate market value of publicly held shares in the United States is at least $60 million.  The proposed symbol for common shares listed on the NYSE is " LSM ." In the event the Trust's common shares are not approved for listing on the NYSE , the Trust intends to apply to have the Trust's shares traded on the NASDAQ National Market System.

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust have traded during some periods at prices higher than net asset value and have traded during other periods at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, perceptions of the ability of BlackRock Advisors and UCM to manage the Funds' portfolios, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Trust's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust.

Classified Board.  The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

Transactions with 5% Shareholders.  In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of common shares of the Trust. The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

PPIP Ownership Limit. The PPIP prohibits any investor in the Trust, together with its affiliates, from directly or indirectly owning more than 9.9% of the capital commitments to the PPIF.  To ensure that investors do not violate this prohibition, the Declaration of Trust of the Trust provides that no person or entity, together with its affiliates, may beneficially own more than 19.7% of the Trust's outstanding common shares (the "PPIP Ownership Limit").  An investor that becomes subject to the PPIP Ownership Limit by virtue of a violative transfer that results in a transfer to a trust, as described below, is referred to as a "Purported Transferee."

The board of trustees of the Trust may from time to time increase or decrease the PPIP Ownership Limit in response to changes in the PPIP or interpretations of, or pronouncements with respect to, the PPIP by the Treasury or any other applicable regulatory authority.  To the extent permitted by any such change in the PPIP or applicable interpretations or pronouncements, reduced PPIP Ownership Limits will not apply to any investor whose percentage ownership in the Trust's common shares is in excess of such decreased PPIP Ownership Limit until such time as the investor's percentage of the Trust's outstanding common shares equals or falls below the decreased PPIP Ownership Limit, but any further acquisition of the Trust's common shares in excess of the reduced PPIP Ownership Limit will be in violation of the reduced PPIP Ownership Limit.

Any person who acquires or attempts or intends to acquire beneficial ownership of the Trust's common shares that will or may violate any of the foregoing restrictions on transferability and ownership will be required to give at least 30 days' prior written notice to the Trust and provide the Trust with such other information as we may request in order to determine the effect of such transfer under the PPIP.

If any purported transfer of the Trust's common shares or any other event would otherwise result in any person violating the PPIP Ownership Limit, then that number of shares (rounded up to the nearest whole share) that would cause the Trust to violate such restrictions will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by the board of trustees of the Trust and the Purported Transferee will acquire no rights in such common shares.  The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event that results in a transfer to the charitable trust.  Any dividend or other distribution paid to the Purported Transferee, prior to the Trust's discovery that the common shares had been automatically transferred to a charitable trust as described above, must be repaid to the trustee of the charitable trust upon demand for distribution to the beneficiaries of the charitable trust.  If the transfer to the charitable trust as described above is not automatically effective, for any reason, to prevent violation of the PPIP Ownership Limit, then the Declaration of Trust provides that the transfer of the common shares will be void.

The trustee of the charitable trust is required to sell the common shares within 20 days of receiving the common shares to a person or entity designated by such trustee who could own the common shares without violating the PPIP Ownership Limit.  After that, the trustee must distribute to the Purported Transferee an amount equal to the lesser of (i) the price paid by the Purported Transferee for the shares (or, if the event which resulted in the transfer to the charitable trust did not involve a purchase of such common shares at market price, the last reported sales price of the common shares reported on the NYSE on the day of the event which resulted in the transfer of such common shares to the charitable trust or the immediately preceding trading day on the NYSE if such event did not occur on a trading day) and (ii) the sales proceeds (net of commissions and other expenses of sale) received by the charitable trust for the common shares.  Any net sales proceeds in excess of the amount payable to the Purported Transferee will be immediately paid to the beneficiary of the charitable trust, together with any dividends or other distributions thereon.  In addition, if prior to discovery by the Trust that common shares have been transferred to a charitable trust, such common shares are sold by a Purported Transferee, then such common shares will be deemed to have been sold on behalf of the charitable trust and to the extent that the Purported Transferee received an amount for or in respect of such common shares that exceeds the amount that such Purported Transferee was entitled to receive, such excess amount will be paid to the charitable trustee upon demand. The Purported Transferee has no rights in the shares held by the charitable trustee.

The charitable trustee will be designated by the board of trustees of the Trust and will be unaffiliated with the Trust, BlackRock Advisors or any Purported Transferee.  Prior to the sale of any common shares by the charitable trust, the trustee of the charitable trust will receive, in trust for the beneficiary, all dividends and other distributions paid by the Trust with respect to the common shares held in trust and may also exercise all voting rights with respect to the common shares held in trust.  These rights will be exercised for the exclusive benefit of the charitable beneficiary.  Any dividend or other distribution paid prior to the Trust's discovery that common shares have been transferred to the charitable trust will be paid by the recipient to the charitable trustee upon demand.  Any dividend or other distribution authorized but unpaid will be paid when due to the charitable trustee.

Subject to Delaware law, effective as of the date that the common shares have been transferred to the charitable trust, the charitable trustee will have the authority, at the charitable trustee's sole discretion:

•	to rescind as void any vote cast by a Purported Transferee prior to the Trust's discovery that the common shares have been transferred to the charitable trust; and

•	to recast the vote in accordance with the desires of the charitable trustee acting for the benefit of the beneficiary of the charitable trust.

However, if the Trust has already taken action based on a vote at a shareholders meeting, then the charitable trustee may not rescind and recast the vote.

In addition, if the board of trustees of the Trust (or a committee or designee thereof) determines in good faith that a proposed transfer would violate the PPIP Ownership Limit, our board of trustees (or a committee or designee thereof) will take such action as it deems advisable to refuse to give effect to or to prevent such transfer, including, but not limited to, refusing to give effect to the transfer on our books or instituting proceedings to enjoin the transfer.

In addition, each shareholder upon demand is required to provide the Trust with such information as it may request in good faith in order to determine  the Trust's and the PPIF's compliance with the requirements of the PPIP and to comply with any related requirements established by the Treasury or any other applicable governmental authority.  The PPIP Ownership Limit will not prevent a merger of the Trust with another entity or sale of substantially all of its assets to another entity.

For purposes of the PPIP Ownership Limitation, the term "affiliate" means any person or entity with the direct or indirect power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting shares, by contract or otherwise.

Conversion to an Open-End Fund.  To convert the Trust to an open-end investment company, the Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

Miscellaneous.  For the purposes of calculating "a majority of the outstanding voting securities" under the Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Agreement and Declaration of Trust requires the termination of the Trust on                         , 2017.  The board of trustees , subject to the terms of the PPIP, may terminate the Trust prior to this date. To terminate the Trust prior to                               , 2017, the Agreement and Declaration of Trust requires the approval of 80% of the trustees. The Trust's termination date can be extended upon an amendment to the Agreement and Declaration of Trust approved by a majority of the trustees and a majority of the outstanding voting securities of the Trust.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Agreement and Declaration of Trust, which is on file with the Securities and Exchange Commission.

Any amendment or supplement to the Agreement and Declaration of Trust that would adversely affect the Treasury, the PPIF or the PPIF's investment activities will require the written consent of the Treasury.

CLOSED-END FUND STRUCTURE

The Trust is a newly-organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences to a shareholder who purchases common shares of the Trust in the Offering. The discussion is based upon the Code , Treasury r egulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to differing interpretations or change (possibly with retroactive effect).  The discussion does not address all of the tax consequences that may be relevant to a particular shareholder or to shareholders subject to special treatment under U.S. federal income tax laws.  This discussion is limited to shareholders who hold their common shares as capital assets.  No private letter ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of purchasing common shares of the Trust as part of this offering, as well as the effects of state, local and non-U.S. tax laws.

The Trust intends to elect to be treated and to qualify each year for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. federal income tax to the extent that it distributes all of its investment company taxable income and net capital gains. The Trust intends to distribute at least annually all or substantially all of such income.  The Trust may declare a taxable dividend payable in cash or the Trust's common shares at the election of each shareholder to satisfy the Trust's distribution requirements.  In such case, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of the common shares.

The Trust will invest approximately       % of the net proceeds from this offering in the PPIF, which is treated as a partnership for U.S. federal income tax purposes.  Consequently, with respect to its investment in the PPIF, the Trust's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the PPIF.   The Code mandates a partnership look-through rule in applying the income test applicable to a regulated investment company that holds an interest in a partnership.  Therefore, the Trust's allocable share of income from the PPIF will be treated as qualifying income for purposes of the income test applicable to a regulated investment company because such income would be qualifying income if realized directly by the Trust.  In addition, Revenue Procedure 2009-42 provides that if a regulated investment company invests in a partnership such as the PPIF and meets certain other requirements, then, for purposes of the asset diversification tests, the regulated investment company will be treated as if it directly invests in the assets held by such partnership, determined in accordance with the regulated investment company's percentage of ownership of the capital interests in such partnership.  The Trust believes that it will satisfy the requirements of Revenue Procedure 2009-42 and, therefore, the Trust will look through to its share of the assets of the PPIF for purposes of satisfying the asset diversification tests applicable to a regulated investment company.  Any references to, and description of the U.S. federal income tax aspects of, the Trust's investment practices and activities, in effect, take into account the investment practices and activities of the PPIF.

Distributions paid to you by the Trust from its investment company taxable income (including the excess of net short-term capital gain over net long-term capital loss) are generally taxable to you as ordinary income to the extent of the Trust's current and accumulated earnings and profits. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss ("capital gain dividends"), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gain if they have been properly designated by the Trust, regardless of the length of time you have owned Trust common shares. The maximum tax rate on capital gain dividends received by individuals generally is 15% (5% for individuals in lower brackets) for such gain realized in taxable years beginning on or before December 31, 2010. If, for any taxable year, the Trust's total distributions exceed both the current taxable year's earnings and profits and accumulated earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to and including the amount of a shareholder's tax basis in the common shares. A "return of capital" means that the Trust will make distributions to you in excess of your share of such earnings and profits. When you sell your common shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the Trust's common shares is gain subject to tax.

Because a return of capital reduces your basis in the common shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the common shares. Generally, not later than 60 days after the close of its taxable year, the Trust will provide you with a written notice designating the amount of any capital gain dividends and other distributions.

The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to you (provided that the common shares were held as a capital asset), and will be long-term capital gain or loss if the common shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Trust common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. Any loss realized on a sale or exchange of common shares of the Trust will be disallowed if other substantially identical common shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at a maximum U.S. federal income tax rate of 35% applicable to ordinary income, while long-term capital gain generally will be taxed at a current maximum U.S. federal income tax rate of 15% for taxable years beginning on or before December 31, 2010 (and thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise).

Certain of the Funds' investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Trust will monitor its transactions and the PPIF's transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.  See "Risks—Tax Risks."

Dividends and other taxable distributions are taxable to you.  If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. A more complete discussion of the tax rules applicable to the Trust and its shareholders can be found in the Statement of Additional Information, which is incorporated by reference into this P rospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

UNDERWRITING

Subject to the terms and conditions of a purchase agreement dated            , 2009, each underwriter named below, for which                                                                  is acting as representative, has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

Underwriter	Number of Common Shares

Total

The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Trust has agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $       per share. The sales load of $ 3.63  per share is equal to 3.5 % of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $      per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before            , 2009.

Prior to this offering, there has been no public market for the common shares of the Trust.  The Trust intends to apply for listing on the NYSE so that trading on such exchange will begin within 90 days from the date of this offering .  During such period, the underwriters do not intend to make a market in the Trust's common shares.  Consequently, it is anticipated that, prior to the commencement of trading on an exchange, an investment in the Trust will be illiquid and shareholders may not be able to sell their shares as it is unlikely that a secondary market for the common shares will develop.  If a secondary market does develop prior to the commencement of trading on an exchange, shareholders may be able to sell their common shares only at substantial discounts from net asset value.  The Trust 's ability to list its common shares on the NYSE is subject to meeting the standards for listing of such exchange, which the Trust expects it will meet (although no assurance can be given in this regard).  To meet the NYSE 's distribution requirements for trading, the common shares are to be held by a minimum of 400 beneficial owners in lots of 100 or more, at least 1,100,000 shares are to be publicly held in the United States and the aggregate market value of publicly held shares in the United States is at least $60 million.  In the event the Trust's common shares are not approved for listing on the NYSE at the end of the 90-day period, the Trust intends to apply to have the Trust's common shares listed on the NASDAQ National Market System.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust.

	Per Share	Total
Public offering price	$ 103.63	$
Sales load	$ 3.63	$
Proceeds, after expenses, to the Trust	$ 100.00	$

The Trust will pay all of its offering costs (other than sales load) and all of its organizational costs up to and including $      per common share. This amount includes the $         per common share partial reimbursement of expenses to the underwriters and may also include a reimbursement of BAL's expenses incurred in connection with this offering. The amount paid by the Trust as the partial reimbursement to the underwriters will not exceed            % of the total price to the public of the common shares sold in this offering. BAL has agreed to pay all of the Trust's offering expenses to the extent offering expenses (other than sales load) and the Trust's organizational costs and the Trust's share of the PPIF's organizational costs exceed $         per common share.

Investors who purchase a large amount of common shares will be eligible for a reduced sales charge according to the following table:

Amount of Transaction	Sales Load Per Share
$ 2,500 - $ 4,999,999	3.5%
$ 5,000,000 +	0.0%

Other Relationships

BAL (and not the Trust) has agreed to pay a commission to certain wholesalers of its broker-dealer affiliate, BlackRock Investments, LLC, that participate in the marketing of the Trust's common shares, which commissions will not exceed        % of the total price to the public of the common shares sold in this offering. The Trust may reimburse BAL for all or a portion of its expenses incurred in connection with this offering (other than those described in the preceding sentence), to the extent that the $         per common share reimbursement of expenses of the underwriters (described above) and the other offering expenses of the Trust do not equal or exceed the $       per common share the Trust has agreed to pay for the offering and organizational expenses of the Trust.

The sum of the fees described above, plus the amount paid by the Trust as of the $          per common share partial reimbursement of expenses to the underwriters, will not exceed        % of the aggregate initial offering price of the common shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of common shares, including sales load and additional compensation to and reimbursement of the underwriters, will be limited to 9% of the total price to the public of the common shares sold in this offering.

The principal address of                                               is                                             .

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Trust will be Bank of New York Mellon . The custodian will perform custodial, fund accounting and portfolio accounting services.   Bank of New York Mellon will serve as the Trust's transfer agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by                                         may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share such information with select parties.

The Trust obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Trust receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Trust, its affiliates or others; (iii) information the Trust receives from a consumer reporting agency; and (iv) from visits to the Trust's or its affiliates' Websites.

The Trust does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Trust may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Trust restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Trust to provide you with additional or different privacy-related rights beyond what is set forth above, then the Trust will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is the ultimate parent company of BAL and BFM.  BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.  Merrill Lynch & Co., Inc., a wholly-owned subsidiary of Bank of America Corporation, and The PNC Financial Services Group, Inc. own approximately 4.9% and 46.5% of BlackRock's voting common stock, respectively, and approximately 47.4% and 31.5% of BlackRock's capital stock on a fully diluted basis, respectively.  The remaining approximately 21.1% is held by employees and the public.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Page

USE OF PROCEEDS	B-2
INVESTMENT RESTRICTIONS	B-2
INVESTMENT POLICIES AND TECHNIQUES	B- 4
RISKS	B- 7
MANAGEMENT OF THE TRUST	B- 9
PORTFOLIO TRANSACTIONS AND BROKERAGE	B- 21
DESCRIPTION OF SHARES	B- 22
TAX MATTERS	B- 23
EXPERTS	B- 29
ADDITIONAL INFORMATION	B- 29
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1
FINANCIAL STATEMENTS OF THE FUNDS	F-2
APPENDIX A RATINGS OF INVESTMENTS	A-1
APPENDIX B GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS	B-1
APPENDIX C PROXY VOTING POLICIES AND PROCEDURES FOR THE BLACKROCK-ADVISED FUNDS	C-1

Until            , 2009 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                          Shares
BlackRock Legacy Securities Public-Private Trust
Common Shares
$       per Share
___________________________

PROSPECTUS
___________________________

                         , 2009

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 28, 2009

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Legacy Securities Public-Private Trust (the "Trust") is a newly-organized, diversified, closed-end management investment company with no operating history.  BlackRock Legacy Securities Public-Private Master , L.P. (the "PPIF") is a Delaware limited partnership.  The Trust and the PPIF are sometimes referred to collectively in this Statement of Additional Information as the "Funds."  This Statement of Additional Information relating to the common shares of the Trust does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                        , 2009.  This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares.  A copy of the prospectus may be obtained without charge by calling (888) 825-2257 or by visiting the Securities and Exchange Commission's website (http://www.sec.gov).  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

USE OF PROCEEDS	B-2
INVESTMENT RESTRICTIONS	B-2
INVESTMENT POLICIES AND TECHNIQUES	B- 4
RISKS	B- 7
MANAGEMENT OF THE TRUST	B- 9
PORTFOLIO TRANSACTIONS AND BROKERAGE	B- 21
DESCRIPTION OF SHARES	B- 22
TAX MATTERS	B- 23
EXPERTS	B- 29
9ADDITIONAL INFORMATION	B- 29
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1
FINANCIAL STATEMENTS OF THE FUNDS	F-2
APPENDIX A RATINGS OF INVESTMENTS	A-1
APPENDIX B GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS	B-1
APPENDIX C PROXY VOTING POLICIES AND PROCEDURES FOR THE BLACKROCK-ADVISED FUNDS	C-1

This Statement of Additional Information is dated            , 2009.

USE OF PROCEEDS

The Trust will invest approximately       % of the net proceeds from this offering in Eligible Assets and Temporary Investments and the remainder of the net proceeds from this offering in the PPIF.  The PPIF, in turn, will invest the proceeds it receives from the Trust in Eligible Assets and Temporary Investments.  The Funds will invest in accordance with the investment objective and policies as stated in the prospectus.

INVESTMENT RESTRICTIONS

Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

(1)
with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer; provided, however, that this restriction does not apply to the Trust's investment in the PPIF;

(2)
invest 25% or more of the value of its total assets in any one industry, provided that the Trust will look to the holdings of the PPIF, in addition to its direct investments, for purposes of determining industry concentrations, and provided further that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry;

(3)
issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940 (the "Investment Company Act") and any exemptive relief  therefrom and in connection with the Treasury Debt Financing or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(4)
make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities (including without limitation senior secured floating rate and fixed rate loans or debt and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt) or the entry into repurchase agreements;

(5)
underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

(6)
purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts ("REITs") and real estate operating companies, and instruments secured by real estate or interests therein, and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; or

(7)
purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

For the purposes of applying the percentage limitations set forth in the foregoing fundamental policies, the assets of the PPIF will be consolidated with the assets of the Trust.   In addition, the Funds' take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Except for the fundamental policies disclosed above, the Trust's investment objective and its other investment policies are non-fundamental and may be changed by the board of trustees of the Trust without shareholder approval; provided, however, that the Trust cannot modify the investment policies of the PPIF without the consent of the Treasury.

The Funds also are subject to the following non-fundamental restrictions and policies, which if permitted by the PPIP, may be changed by the General Partner or the board of trustees, as applicable. The Funds may not:

(1)	make any short sale of securities; or

(2)
purchase securities of open-end or closed-end investment companies except securities issued by money market funds as permitted by the PPIP.  As a shareholder in any investment company, the Trust may bear its ratable share of that investment company's expenses, and may remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with U.S. federal income tax requirements for qualification as a regulated investment company, the Funds' investments will be limited in a manner such that, on a consolidated basis, at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled (by owning 20% or more of their voting power) by the Trust and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the "Code")) and (b) with regard to at least 50% of the value of the Trust's total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

The PPIF will be subject to the investment limitations described throughout the prospectus and described below .

The PPIF, unless the Treasury consents otherwise, may not:

(1)	purchase assets other than Eligible Assets and Temporary Investments;

(2)	purchase Eligible Assets from financial institutions other than those from which the Secretary of the Treasury may purchase assets pursuant to Section 101(a)(1) and Section 112 of the EESA;

(3)
(a) acquire directly or indirectly through a flow-through entity a residual interest in a Real Estate Mortgage Investment Conduit, (b) invest in any securities or assets other than Eligible Assets, Temporary Investments and permitted interest rate hedges allowed under the terms of the Treasury Debt Financing, (c) enter into any derivative contract unless such contract is intended solely to hedge interest rate exposure with respect to any debt obligation, (d) hedge any credit risks arising from its investments, (e) directly or indirectly lend Eligible Assets or Temporary Investments or any economic interest therein for any purpose (including to facilitate delivery of a short sale), (f) invest more than 5% of the PPIF's aggregate capital commitments in any particular issuance of Eligible Assets (as measured by CUSIP number), (g) make any investments unless the limited partners of the PPIF (not including the Treasury) have made their respective pro rata share of capital contributions.

(4)
enter into any transaction with BlackRock and its affiliates that is not contemplated in the PPIF's partnership agreement without Treasury's consent.  For purposes of these limitations, BlackRock's affiliates are deemed to include each of Bank of America Corporation, The PNC Financial Services Group, Inc., Barclays PLC and any other holder of at least 10% of any class of equity or debt securities of BlackRock, Inc. and each of their respective affiliates.

(5)
directly acquire investments from or sell investments to (a) BlackRock and its affiliates and any entity in which BlackRock, certain of its key personnel and their affiliates hold at least 5% of any class of debt or equity securities, (ii) any investor (together with its affiliates) that represents 9.9% or more of the aggregate capital commitments of the PPIF and (iii) any other PPIF.  The PPIF may not interpose any intermediary entities in a transaction or series of transactions for the purpose of circumventing these limitations.  For purposes of these limitations, BlackRock's affiliates are deemed to include each of Bank of America Corporation, The PNC Financial Services Group, Inc., Barclays PLC and any other holder of at least 10% of any class of equity or debt securities of BlackRock, Inc. and each of their respective affiliates.

The percentage limitations applicable to the Trust's and the PPIF's portfolio described in the Trust's prospectus and this Statement of Additional Information apply only at the time of investment and neither the Trust nor the PPIF will be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment policies and techniques in the prospectus.

Restricted and Illiquid Securities

The Funds may not be able to readily dispose of illiquid securities at prices that approximate those at which the Funds could sell such securities if they were more widely traded and, as a result of such illiquidity, the Funds may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet their respective obligations.

The Funds may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Funds pursuant to Rule 144A under the Securities Act, the Funds may treat such securities as liquid securities in certain instances. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Funds' investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Temporary Investments

For temporary defensive proposes or to keep cash on hand or for investment purposes, the Funds may invest in Temporary Investments, which are defined as: (a) cash, (b) bank deposits, (c) Treasury securities with maturities of not more than 90 calendar days, (d) money market mutual funds that (i) are registered with the Securities and Exchange Commission and regulated under Rule 2a-7 promulgated under the Investment Company Act and (ii) invest exclusively in direct obligations of the United States of America or obligations the prompt payment of the principal of and interest on which is unconditionally guaranteed by the United States of America and/or (e) any other investment approved by the Treasury in writing as a Temporary Investment.

Strategic Transactions

PPIF's ability to engage in any of the investment techniques described below is subject to certain restrictions imposed by the PPIP.  Specifically, the PPIF may not, without the written consent of the Treasury:

•	enter into any derivative contract unless such contract is intended solely to hedge the PPIF's interest rate exposure with respect to any debt obligation;

•	hedge any credit risks arising from investments made by the PPIF; or

•	directly or indirectly lend Eligible Assets or any economic interest therein for any purpose (including to facilitate delivery of a short sale).

While the restrictions on such investment techniques described in this prospectus do not necessarily apply the Trust, the Trust has agreed to abide by them.  As such, its ability to engage in the investment techniques described below will be limited until such time as the board of trustees determines in good faith that it would be in the best interests of the Trust to no longer abide by such restrictions.

Strategic Transactions.  Subject to the restrictions discussed above, the Funds may, but are not required to, use various Strategic Transactions described below for hedging and risk management purposes or to enhance total return. Such Strategic Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the General Partner may seek Treasury's consent to use Strategic Transactions to further the PPIF's investment objective, no assurance can be given that they will be authorized by Treasury or, if authorized, that they will be successful.  Appendix B to the Statement of Additional Information contains further information about the characteristics, risks and possible benefits of Strategic Transactions.

Subject to the restrictions described above, the Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars (see "—Interest Rate Transactions" below) or credit transactions and credit default swaps. The Funds also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Funds generally would seek to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Funds' portfolios, protect the value of the Funds' portfolios, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Funds, manage the effective maturity or duration of the Funds' portfolios or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Funds may seek to use Strategic Transactions to enhance total return, although the Funds will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission ( the  " CFTC " ).

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Team's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that they might otherwise sell.  Additionally, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Funds for investment purposes.

Interest Rate Transactions. Subject to the restrictions discussed above, the Funds may enter into interest rate swap or cap transactions. Interest rate swaps involve the Funds' agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Funds a variable rate payment on a notional amount that is intended to approximate the Funds' variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

The Funds may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Funds may use interest rate swaps in order to enhance total return.

The Funds will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds intend to designate on their books and records cash or liquid securities having a value at least equal to the Funds' net payment obligations under any swap transaction, marked to market daily.  When used in connection with leverage, the Funds would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Funds' leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Funds' use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Funds' fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Funds to the counterparty exceeds the additional amount the Funds would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that the Funds are contractually obligated to make. If the counterparty defaults, the Funds would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on interest payments on borrowing. Depending on whether the Funds would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although the Funds cannot eliminate counterparty risk, the Funds will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Team believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Team will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Funds' investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Funds will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

The Funds may choose or be required to prepay any borrowings. This would likely result in the Funds seeking to terminate early all, or a portion of, any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Funds. An early termination of a cap could result in a termination payment to the Funds.

Credit Derivatives.    Subject to any applicable restrictions imposed by the PPIP, the Funds may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to purchase or be "long" a third party's credit risk and the other party (the "buyer") to sell or be "short" the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond's par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit security and sometimes are preferable to actually purchasing the security. A purchaser of a credit default swap is subject to counterparty risk. The Funds will monitor any such swaps or derivatives with a view towards ensuring that the Funds remain in compliance with all applicable regulations and tax requirements.

Securities Lending

Subject to any applicable restrictions imposed by the PPIP, the Funds may lend portfolio securities to banks or dealers which meet the certain creditworthiness standards (a "Qualified Institution"). By lending their portfolio securities, the Funds attempt to increase income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds may lend portfolio securities so long as the Treasury consents and the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act and any rules promulgated thereunder or exemptive relief from the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Funds collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Funds at any time and (iv) the Funds receive reasonable interest on the loan (which may include the Funds' investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.  Loan arrangements made by the Funds will comply with all other applicable regulatory requirements, including the rules of the NYSE , which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Investment Team and will be considered in making decisions with respect to lending securities.  In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

RISKS

Hedging Transactions Risk

Subject to any applicable restrictions imposed by the PPIP, the hedging techniques of the Funds could involve a variety of derivative transactions described herein.  There can be no assurance that all or any portion of the portfolio investments of the Funds will be hedged against investment risks or that the hedging strategies, if employed, will prove successful.  The ability of the Funds to hedge successfully will depend on the ability of the Investment Team to predict pertinent market movements, which cannot be assured.  Hedging techniques involve risks different than those of underlying investments.  In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged by the Funds creates the possibility that losses on the hedge may be greater than gains in the value of portfolio investments.  Such losses can be substantial and include losses on the hedged position, the attempted hedged position or both.  Hedging transactions also generally limit the potential gain which might result if the value of a portfolio investment should increase, due to the cost of hedging or a decline in the value of the hedged position.  The Investment Team may not seek, or be able, to establish a perfect correlation between a hedging instrument and the position being hedged.  The portfolio of the Funds will always be subject to risks that cannot be hedged.

Swap Risk

Subject to any applicable restrictions imposed by the PPIP, the Funds may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Funds are contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Funds are contractually entitled to receive. When the Funds act as a seller of a credit default swap agreement with respect to a debt security, they are subject to the risk that an adverse credit event may occur with respect to the debt security and the Funds may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Funds by the buyer under the swap (such as the buyer's obligation to deliver the debt security to the Funds). As a result, the Funds bear the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap they have sold if there is a credit event with respect to the security. If the Funds are a buyer of a credit default swap and no credit event occurs, the Funds may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. However, as a result of recent financial turmoil, it is possible that swaps will come under new governmental regulation. The Investment Team cannot predict the effects of any new governmental regulation on the ability of the Funds to use swaps and there can be no assurance that such regulation will not adversely affect the Funds' portfolios.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Investment Team is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if these investment techniques were not used.

Credit Derivatives Risk

Subject to any applicable restrictions imposed by the PPIP, the Funds may make use of credit derivatives.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Investment Team is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Funds would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Investment Team is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Funds' risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Funds purchase a default option on a security, and if no default occurs with respect to the security, the Funds' loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Funds' loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

Strategic Transactions Risk

Subject to any applicable restrictions imposed by the PPIP, the Funds may engage in various other portfolio strategies, including interest rate transactions, options, futures and other derivatives transactions ("Strategic Transactions"), for hedging and risk management purposes and to enhance total return. The use of Strategic Transactions to enhance total return may be particularly speculative. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Funds' ability to successfully use Strategic Transactions depends on the Investment Team's ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that they might otherwise sell. Additionally, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Funds for investment purposes.

Counterparty Risk

The Funds will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Funds. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances.

Securities Lending Risk

Subject to any applicable restrictions imposed by the PPIP, the Funds may lend portfolio securities to banks or dealers which meet certain creditworthiness standards. Securities lending is subject to the risk that loaned securities may not be available to the Funds on a timely basis and the Funds may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Funds that occurs during the term of the loan would be borne by the Funds and would adversely affect the Funds' performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

MANAGEMENT OF THE TRUST

Investment Management Agreement

The investment management agreement between the Trust and BAL was approved by the Trust's board of trustees at an "in-person" meeting held on  August 25 , 2009, including a majority of the trustees who are not parties to the agreement or "interested persons" (as such term is defined in the Investment Company Act) of any such party (in such capacity, the "independent trustees"). The agreement was approved by the sole common shareholder of the Trust on                                 , 2009. The agreement provides for the Trust to pay a management fee at an annual rate , accrued monthly and payable quarterly in arrears, in an amount equal to 0.75 % of the Trust's average net assets .

The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated at any time, without the payment of any penalty, by the Trust (upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust) or by BAL, upon 60 days' written notice by either party to the other which can be waived by the non-terminating party. The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The investment management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BAL is not liable to the Trust or any of the Trust's shareholders for any act or omission by BAL in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BAL, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

BAL will devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust. However, the services of BAL are not exclusive, and BAL provides similar services to other investment companies and other clients and may engage in other activities.

Sub-Investment Advisory Agreement

The Trust and BAL have entered into separate sub-investment advisory agreement s with each of BFM and UCM . The agreements were approved by the Trust's board of trustees, including a majority of the independent trustees, and at an "in person" meeting held on  August 25 , 2009. The agreements were approved by the sole common shareholder of the Trust on                , 2009.

BAL will pay an annual sub-advisory fee to BFM equal to 50% of the quarterly advisory fees received by BAL from the Trust .  BAL will also pay an annual sub-advisory fee to UCM equal to 3.75% of the quarterly advisory fees received by BAL and BFM from the Trust and the General Partner, respectively .

Each sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. Each sub-investment advisory agreement may be terminated at any time, without the payment of any penalty, by the Trust or BAL (upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust) or by BFM (with respect to BFM's sub-investment advisory agreement) or UCM (with respect to UCM's sub-investment advisory agreement) upon 60 days' written notice by any party to the other, which notice can be waived by the non-terminating party. Each sub-investment advisory agreement will terminate automatically in the event of their respective assignments (as such term is defined in the Investment Company Act and the rules thereunder).

Each sub-investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BFM (with respect to BFM's sub-investment advisory agreement) or UCM (with respect to UCM's sub-investment advisory agreement) is not liable to the Trust or any of the Trust's shareholders for any act or omission by BFM or UCM, as applicable, in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BFM (with respect to BFM's sub-investment advisory agreement) or UCM (with respect to UCM's sub-investment advisory agreement), its respective directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

BFM and UCM will devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust. However, the services of BFM and UCM are not exclusive, and each provides similar services to other investment companies and other clients and may engage in other activities.

Matters Considered by the Board of Trustees

A discussion regarding the basis for the approval of the investment management agreement and the sub-investment advisory agreement by the board of trustees of the Trust will be available in the Trust's first report to shareholders following the completion of this offering.

Trustees and Officers of the Trust

The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. The business address of the Trust is 100 Bellevue Parkway, Wilmington, Delaware 19809.

The trustees listed below are trustees or directors of other closed-end funds in which the Advisor acts as investment advisor.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Funds and Portfolios Overseen*	Public Directorships

Non-Interested Trustees
Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Trustee and Chairman of the Board	Since 2009
Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Director, The Fremont Group since 1996; Formerly Trustee of the Educational Testing Service from 1997 to 2009 and Chairman from 2005 to 2009; Adjunct Lecturer Harvard University since 2007; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				104 Funds 101 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Trustee, Vice Chair of the Board and Chairperson of the Audit Committee	Since 2009
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.

				104 Funds 101 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Funds and Portfolios Overseen*

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2009
Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham College since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Member of the Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				104 Funds 101 Portfolios	None
Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Trustee and Member of the Audit Committee	Since 2009	Consultant/ Investor since 1988.	104 Funds 101 Portfolios	None
Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Trustee and Member of the Audit Committee	Since 2009
Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				104 Funds 101 Portfolios	None
Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2009
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Board of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003.

				104 Funds 101 Portfolios	The McClatchy Company (publishing)
James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2009	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	104 Funds 101 Portfolios	None
Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2009	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	104 Funds 101 Portfolios	BlackRock - Kelso Capital Corp.
R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Trustee	Since 2009
Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co- Director of Columbia Business School's Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				104 Funds 101 Portfolios	ADP (data and information services), KKR Financial Corporation (finance), Metropolitan Life Insurance Company (insurance)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Funds and Portfolios Overseen*	Public Directorships

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Trustee and Member of the Audit Committee	Since 2009
George Fisher Baker, Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				104 Funds 101 Portfolios	None
Interested Trustees +
Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2009
Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

				173 Funds 283 Portfolios	None
Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2009
Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain Closed-End Funds in the BlackRock fund complex from 1989 to 2006.

				173 Funds 283 Portfolios	None
______________________
*
For purposes of this chart, " Funds " refers to the legal investment companies into which investors invest and " Portfolios " refers to the investment programs of the Funds.  The BlackRock fund complex is comprised of 104 Funds.  Some of the Funds have the same investment program because they invest through a master-feeder or parent-subsidiary structure, which results in the smaller number of Portfolios than Funds.

+
Mr. Davis is an "interested person," as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates.  Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities

OFFICERS

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of BlackRock-Advised Closed-End Funds Overseen
Fund Officers*
Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009
Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock's Account Management Group (AMG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

104 registered investment companies.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of BlackRock-Advised Closed-End Funds Overseen

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009
Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009, co-head thereof from 2007 to 2009;  Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.
104 registered investment companies.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2009
Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.
104 registered investment companies.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2009
Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

104 registered investment companies.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2009
Chief Compliance Officer of the BlackRock-advised f unds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

104 registered investment companies.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 200 9	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	104 registered investment companies.

* Officers of the Trust serve at the pleasure of the Board.

Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies(*)
Independent Trustees:
G. Nicholas Beckwith III	$0	Over $100,000
Richard E. Cavanagh	$0	Over $100,000
Kent Dixon	$0	Over $100,000
Frank J. Fabozzi	$0	$10,001-$50,000
Kathleen F. Feldstein	$0	$10,001-$50,000
James T. Flynn	$0	$50,001-$100,000
Jerrold B. Harris	$0	$10,001-$50,000
R. Glenn Hubbard	$0	$10,001-$50,000
W. Carl Kester	$0	Over $100,000
Karen P. Robards	$0	$50,001-$100,000
Interested Trustees:
Henry Gabbay	$0	Over $100,000
Richard S. Davis	$0	Over $100,000

______________________
*
As of  December 31, 200 8 . The trustee could not own shares in the Trust as of this date because the Trust had not yet begun investment operations. The term "Family of Registered Investment Companies" refers to all registered investment companies advised by BAL or an affiliate thereof.

Independent Trustee Ownership of Securities

As of               , 2009, the independent trustees (and their respective immediate family members) did not beneficially own securities of BAL, or an entity controlling, controlled by or under common control with BAL (not including registered investment companies).

As of the date of this prospectus, as a group, trustees and officers owned less than 1% of the outstanding shares of the Trust.

Compensation of Trustees

The fees and expenses of the independent trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust.   Mr. Gabbay, a former employee and consultant of BlackRock, and currently an interested person of the Trust, receives as compensation for his services as a Board Member of the Trust, the other funds in the BlackRock fund complex and other BlackRock-advised funds, an annual retainer of $412,500 allocated to the Trust, the other funds in the BlackRock fund complex and other BlackRock-advised funds, based on their net assets.  In addition, Mr. Gabbay receives meeting fees for attendance at board meetings held by two open-end BlackRock fund complexes.  Information regarding compensation, including amounts deferred, paid to the Independent Board Members for the Fund’s most recent fiscal year is set forth below.

It is estimated that the trustees named below will receive from the Trust the amounts set forth before the Trust's calendar year ending December 31, 2009, assuming the Trust will have been in existence for the full calendar year.

Name of Trustee	Estimated Compensation from the Trust	Total Compensation from the Trust and Fund Complex Paid to Board Members(1) (2)
Independent Trustees:
G. Nicholas Beckwith III	$10,907	$250,000
Richard E. Cavanagh	$16,142	$370,000
Kent Dixon	$11,997	$275,000
Frank J. Fabozzi	$12,870	$295,000
Kathleen F. Feldstein	$11,779	$270,000
James T. Flynn	$11,997	$275,000
Jerrold B. Harris	$10,907	$250,000
R. Glenn Hubbard	$11,343	$260,000
W. Carl Kester	$11,997	$275,000
Karen P. Robards	$15,269	$350,000
Interested Trustees:
Henry Gabbay	$8,175	$187,500
______________________
(1)
Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2009 from the Fund Complex. The funds shall pay a pro rata portion quarterly (based on the relative net assets) of the above director/trustee fees paid by all of the funds in the Fund Complex for which they serve.

(2)
Of these amounts, it is anticipated that Mr. Beckwith, Mr. Cavanagh, Mr. Fabozzi, Ms. Feldstein, Mr. Flynn, Mr. Harris, Mr. Kester and Ms. Robards may defer a portion of their compensation paid in calendar year 2009 pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2009.

The Trust shall pay a pro rata portion quarterly (based on the relative net assets) of the following trustee fees paid by the Fund Complex: (i) $250,000 per annum for each independent trustee as a retainer and (ii) $10,000 per day for each independent trustee for each special meeting of each board in the Fund Complex (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year)

attended. Each independent trustee shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of each board and any committee thereof. Mr. Cavanagh will receive an additional $120,000 per annum from the Fund Complex for acting as Chairman for each board of trustees/directors in the Fund Complex. Ms. Robards will receive an additional $40,000 per annum from the Fund Complex for acting as the Vice Chair for each board of trustees/directors in the Fund Complex. Mr. Fabozzi will receive an additional $20,000 per annum from the Fund Complex for acting as Chair of each Performance Oversight Committee. Ms. Feldstein will receive an additional $20,000 per annum from the Fund Complex for acting as Chair of each Compliance Committee. Mr. Hubbard will receive an additional $10,000 per annum from the Fund Complex for acting as Chair of each Governance and Nominating Committee. Mr. Dixon, Mr. Fabozzi, Mr. Flynn, Mr. Kester and Ms. Robards will each receive an additional $25,000 per annum from the Fund Complex for their service on each Audit Committee. Ms. Robards will receive an additional $35,000 per annum from the Fund Complex for acting as the Chair of each Audit Committee. The additional compensation payable to Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein, Mr. Flynn, Mr. Hubbard, Mr. Kester and Ms. Robards will be allocated among the funds in the Fund Complex for which they serve based on their relative net assets.  The term "Fund Complex" refers to the registered closed-end investment companies advised by BAL.

The independent trustees have agreed that a maximum of 50% of each independent trustee's total compensation paid by the Fund Complex may be deferred pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the independent trustees as though equivalent dollar amounts had been invested in common shares of certain funds in the Fund Complex selected by the independent trustees. This has approximately the same economic effect for the independent trustees as if they had invested the deferred amounts in such other funds in the Fund Complex for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Fund Complex selected by the independent trustees in order to match its deferred compensation obligation.

The board of trustees currently has five standing committees: an Executive Committee, an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The Audit Committee is comprised of Karen P. Robards, Kent Dixon, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, each of whom is an independent trustee. The primary purposes of the Audit Committee is to assist the board of trustees in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust, the qualifications and independence of the Trust's independent registered public accounting firm, and the Trust's compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Trust's audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the independent trustees for their ratification, the selection, appointment, retention or termination of the Trust's independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the Trust's independent registered public accounting firms to its manager or advisor and any affiliated service providers if the engagement relates directly to the Trust's operations and financial reporting of the Trust.

The board of trustees has a standing Governance and Nominating Committee. The Governance and Nominating Committee is comprised of R. Glenn Hubbard, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and Kathleen F. Feldstein, each of whom is an independent trustee.

The Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the board of trustees, scheduling and organization of meetings of the board of trustees, evaluating the structure and composition of the board of trustees and determining compensation of the Trust's independent trustees. The Governance and Nominating Committee may consider nominees recommended by a shareholder. A shareholder who wishes to recommend a nominee should send recommendations to the Trust's Secretary and must include:

•
As to each person whom the shareholder proposes to nominate for election as a trustee: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of the Trust which are owned beneficially or of record by the person, if any, and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act; and

•
As to the shareholder giving the notice: (1) the name and record address of the shareholder, (2) the class or series and number of shares of the Trust which are owned beneficially or of record by the shareholder, (3) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) in connection with which the nomination(s) are made by the shareholder, (4) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (5) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a trustee if elected. The shareholder recommendation and information described above must be sent to the Trust's Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

The Trust has a Compliance Committee composed of Kathleen F. Feldstein, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, each of whom is an independent trustee. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the trustees in acting independently of BAL in pursuing the best interests of the Trust and its shareholders, receiving information on and, where appropriate, recommending policies concerning the Trust's compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Trust's Chief Compliance Officer.

The Trust has a Performance Oversight Committee composed of all of the independent trustees. The Performance Oversight Committee acts in accordance with the Performance Oversight Committee charter. The Performance Oversight Committee performs those functions enumerated in the Performance Oversight Committee charter, including, but not limited to, supporting the independent trustees in acting independently of BAL in pursuing the best interests of the Trust and its shareholders, developing an understanding of and reviewing the investment objectives, policies and practices of the Trust, and reviewing with respect to the Trust: (a) whether the Trust has complied with their investment policies and restrictions as reflected in the prospectus, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Trust's investment results.

The Trust has an Executive Committee composed of Messrs. Cavanagh and Davis and Ms. Robards, which acts on behalf of the full board of trustees on certain matters in the interval between meetings of the board of trustees.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Trust to select the Trust's independent registered public accounting firm.

Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BAL.

General Partner of the PPIF

The General Partner will be responsible for overseeing and managing the PPIF and has the power on behalf of the PPIF to, among other things: (i) make all decisions concerning the investigation, evaluation, selection, negotiation, structuring, commitment to, monitoring of and disposition of Eligible Assets and Temporary Investments; (ii) acquire, hold, manage, own, sell, transfer, convey, exchange or dispose of Eligible Assets and Temporary Investments, and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to Eligible Assets and Temporary Investment, and (iii) enter into, execute, maintain and/or terminate contracts, undertakings and any and all other instruments, agreements and documents in the name of the PPIF, and do or perform all such things as may be, in the General Partner's good faith judgment, necessary or advisable in furtherance of the PPIF's powers, objects or purposes or to the conduct of the PPIF's activities, including entering into acquisition agreements to make or dispose of Eligible Assets or Temporary Investments which may include such representations, warranties and covenants as the General Partner in good faith deems necessary or advisable.  The General Partner may delegate any of its discretionary investment authority and other rights, powers, functions and obligations it has under the PPIF's limited partnership agreement to any person (including its affiliates), subject to the conditions that (i) it can revoke the delegation at any time and that (ii) it remains liable to the PPIF, the Trust and the Treasury for its obligations and for all actions and omissions of anyone it has delegated its authority to the same extent as it is liable for its own actions and omissions.  The General Partner will delegate day-to-day management responsibilities of the PPIF to BFM.  The managing member of the General Partner, an affiliate of BlackRock, will be BFM.

Proxy Voting Policies

The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock Advisors pursuant to its proxy voting guidelines. Under these guidelines, BlackRock Advisors will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock Advisors' proxy voting policy is attached as Appendix C to this Statement of Additional Information. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling (800) 441-7762; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Codes of Ethics

The Trust and BlackRock Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

In addition, as a result of its participation in the PPIP, the General Partner will be required to adopt a conflict of interest mitigation plan and a code of ethics reasonably satisfactory to the Treasury.  This policy is described in the prospectus under the heading "Management of the Funds —Potential Conflicts of Interest—PPIF Conflict of Interest Mitigation Plan and Code of Ethics."

Investment Advisor and Sub-Advisors

BAL acts as the Trust's investment advisor, while BFM and UCM act as the Trust's sub-advisors.  BAL, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly owned subsidiary of BlackRock. BlackRock is one of the world's largest publicly traded investment management firms. As of June 30, 2009, BlackRock's assets under management were approximately $ 1.373  trillion. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

BlackRock has over 20 years of experience managing closed-end products and, as of June 30, 2009, advised a closed-end family of 101 active exchange-listed funds with approximately $ 33.5 billion in assets and two active non -exchange-listed funds with approximately $0.8 billion in assets .  The firm is headquartered in New York City and has employees in 21 countries throughout the United States , Europe and Asia Pacific.

BFM acts as the PPIF's investment advisor.  The PPIF will engage UCM to sub-advise 5% of the portfolio of the PPIF (measured based on the capital contributed to and amounts lent to the PPIF).

Other Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BAL. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BAL, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms with approximately $1.373 trillion in assets under management as of June 30, 2009. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Funds, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in the Trust should be aware, and which may cause conflicts of interest that could disadvantage the Trust and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Funds.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Funds and/or that engage in transactions in the same types of securities as the Funds. One or more Affiliates and BAC Entities are also major participants in the equities and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities in which the Funds invest.  Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on the Funds' performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable than those obtained by the Funds. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Funds. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds, particularly, but not limited to, with respect to less liquid strategies. This may occur when investment decisions regarding the Funds are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Funds, market impact, liquidity constraints, or other factors could result in the Funds receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Funds could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Funds to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for them to do so.  Conflicts may also arise because portfolio decisions regarding the Funds may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which the Funds have invested, and those activities may have an adverse effect on the Funds. As a result, prices, availability, liquidity and terms of the Funds' investments may be negatively impacted by the activities of

BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Funds' investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate or BAC Entity managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Funds. Moreover, it is possible that the Funds will sustain losses during periods in which one or more Affiliates or BAC Entity managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Funds' activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Funds.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Trust should be aware.

Purchases and sales of securities for the Funds may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations.

It is possible that the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. The Funds also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Funds and the interests of other clients of BlackRock or its Affiliates or a BAC Entity.  In making investment decisions for the Funds, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit the Funds' flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Funds' pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Funds' pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Funds' pricing vendors and/or fund accountants, there may be instances where the Funds' pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BAL, in addition to those described in this section, may give rise to additional conflicts of interest.

Other Information

BlackRock is the ultimate parent company of BAL and BFM.  BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Merrill Lynch & Co., Inc., a wholly-owned subsidiary of Bank of America Corporation, and The PNC Financial Services Group, Inc. own approximately 4.9% and 46.5% of BlackRock's voting common stock, respectively, and approximately 47.4% and 31.5% of BlackRock's capital stock on a fully diluted basis, respectively.  The remaining approximately 21.1% is held by employees and the public.

Portfolio Managers

To be filed by amendment.

Securities Ownership of Portfolio Managers

To be filed by amendment.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BlackRock Advisors is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.

The Trust may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, may purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

BlackRock Advisors is responsible for placing portfolio transactions and it do so in a manner deemed fair and reasonable to the Trust and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, BlackRock Advisors consider the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of BlackRock Advisors, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services.

BlackRock Advisors may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and their other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to BlackRock Advisors' investment decision making process in order for such research, statistical and/or pricing services to be considered by BlackRock Advisors in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Exchange Act. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by BlackRock Advisors under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BlackRock Advisors determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of BlackRock Advisors to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pays to BlackRock Advisors will not be reduced as a consequence of BlackRock Advisors' receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisors in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to BlackRock Advisors in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of BlackRock Advisors, BlackRock Advisors would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

One or more of the other investment companies or accounts that BlackRock Advisors manage may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by BlackRock Advisors in their discretion in accordance with the accounts' various investment objectives. Such allocations are based upon the written procedures of BlackRock Advisors, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to BlackRock Advisors' or the organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

BlackRock Advisors and their affiliates manage investments for clients from offices located around the world. As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets through out the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

DESCRIPTION OF SHARES

Common Shares

The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The prospectus contains a detailed discussion of the common shares.  The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.   The Trust's shareholder reports will include financial statements for the PPIF, which will include the underlying security holdings of the PPIF, prepared in accordance with generally accepted accounting principles and compliant with Regulation S-X.  Such financial statements will be audited annually.  In addition, the Trust's quarterly reports of its portfolio holdings on Form N-Q will include the portfolio holdings of the PPIF.

Preferred Shares

The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue preferred shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements that may be imposed by any rating agencies rating the preferred shares have been met.  The Trust has no intention of issuing preferred shares.

Other Shares

The board of trustees (subject to applicable law and the terms of the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the possible issuance of preferred shares.

TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences to a shareholder who purchases common shares of the Trust.  The discussion is based upon the Code , Treasury r egulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to differing interpretations or change (possibly with retroactive effect).  The discussion does not address all of the tax consequences that may be relevant to a particular shareholder or to shareholders subject to special treatment under U.S. federal income tax laws.  This discussion is limited to shareholders who hold their common shares as capital assets.  No private letter ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of purchasing common shares of the Trust as part of this offering, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Trust

The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains.

The Trust will invest approximately       % of the net proceeds from this offering in the PPIF, which is treated as a partnership for U.S. federal income tax purposes.  Consequently, with respect to its investment in the PPIF, the Trust's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the PPIF.   The Code mandates a partnership look-through rule in applying the income test applicable to a regulated investment company that holds an interest in a partnership.  Therefore, the Trust's allocable share of income from the PPIF will be treated as qualifying income for purposes of the income test applicable to a regulated investment company because such income would be qualifying income if realized directly by the Trust.  In addition, Revenue Procedure 2009-42 provides that if a regulated investment company invests in a partnership such as the PPIF and meets certain other requirements, then, for purposes of the asset diversification tests, the regulated investment company will be treated as if it directly invests in the assets held by such partnership, determined in accordance with the regulated investment company's percentage of ownership of the capital interests in such partnership.  The Trust believes that it will satisfy the requirements of Revenue Procedure 2009-42 and, therefore, the Trust will look through to its share of the assets of the PPIF for purposes of satisfying the asset diversification tests applicable to a regulated investment company.  Any references to, and description of the U.S. federal income tax aspects of, the Trust's investment practices and activities, in effect, take into account the investment practices and activities of the PPIF.

In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year ( x ) at least 50% of the value of the Trust's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer and ( y ) not more than 25% of the value of the Trust's total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below ), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust intends to distribute annually all or substantially all of such income.

The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to a tax of 35% of such amount. With respect to any net retained capital gain, the Trust expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against their U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its shares for the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Trust level. To avoid the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of the amount by which its capital gains exceed its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Trust's shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income , which would materially adversely impact the amount of cash available for distribution to the Trust's shareholders.  In addition, if the Trust were to fail to qualify as a regulated company, the Trust shareholders would be required to treat all Trust distribu tions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as ordinary dividends to the extent of the Trust's earnings and profits .  To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Trust as an additional tax. In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Certain of the Funds' investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Trust will monitor its transactions and the PPIF's transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

Due to the nature of the assets in which the Funds invests, the Funds may be required to recognize taxable income for U.S. federal income tax purposes from those assets in advance of the Funds’ receipt of cash flow on or proceeds from disposition of such assets, and may be required to recognize taxable income for U.S. federal income tax purposes in early periods that exceeds the economic income ultimately realized on such assets.

The Funds expect that they may acquire debt instruments (including mortgage-backed securities) in the secondary market for less than their stated redemption price at maturity.  The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectibility rather than current market interest rates.  The amount of such discount will nevertheless generally be treated as "market discount" for U.S. federal income tax purposes.  Market discount on a debt instrument accrues on the basis of the constant yield to maturity of the debt instrument.  Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made.  The Funds will not elect to accrue market discount attributable to certain debt instruments currently in taxable income.  Therefore, there may be significant limitations on the deductibility of interest expenses incurred in purchasing or holding such debt instruments.  Thus, it is possible that the Trust may have taxable income in excess of the cash available for distribution.  If the Funds are required under the market discount rules to defer deduction of all or a portion of the interest on indebtedness incurred or maintained to acquire or carry the market discount debt instruments, then the Funds will be allowed to deduct such interest, in whole or in part, on disposition of such market discount debt instruments. Payments on residential mortgage loans are ordinarily made monthly.   Consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.  If that turned out not to be the case, and the Funds eventually collected less on the debt instrument than the amount they paid for it plus the market discount the Funds had previously reported as income, there would be an ordinary loss or a capital loss depending on, among other things , the characteristics of the underlying obligation, and the amount of cash the Funds collect on maturity.  In addition, the ability to benefit from that ordinary loss (or capital loss) would depend on the Funds' having ordinary income (or capital gain) in that later taxable year.  The Trust may not carry back net operating losses, so this possible "income early, losses later" phenomenon could adversely affect the Trust and its shareholders if it were persistent and in significant amounts.

The Funds will not elect to accrue market discount attributable to certain debt instruments currently in taxable income, which may tend to “back load” market discount income to later years.  Thus, the tax burden on market discount income may be shifted from the shareholders who own their shares during the initial holding period of the market discount debt instruments to shareholders who own their shares at the time the Funds dispose their market discount debt instruments.

Some of the debt instruments (including mortgage-backed securities) that the Funds acquire may have been issued with original issue discount.  In general, the Funds will be required to accrue original issue discount based on the constant yield to maturity of the debt instruments, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though smaller or no cash payments are received on such debt instruments.  As in the case of the market discount discussed in the preceding paragraph, the constant yield in question will be determined and the Funds will be taxed based on the assumption that all future payments due on mortgage-backed securities in question will be made, with consequences similar to those described in the previous paragraph if all payments on the debt instruments are not made.

In addition, the Funds may acquire distressed debt instruments that are subsequently modified by agreement with the borrower.  If the amendments to the outstanding debt are "significant modifications" under the applicable Treasury regulations, the modified debt may be considered to have been reissued to the Funds in a debt-for-debt exchange with the borrower.  In that event, the Funds may be required to recognize income to the extent the principal amount of the modified debt exceeds the Funds ' adjusted tax basis in the unmodified debt, and would hold the modified loan with a cost basis equal to its principal amount for U.S. federal income tax purposes.

In addition, in the event that any debt instruments (including mortgage-backed securities) acquired by the Funds are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Funds may nonetheless be required to continue to recognize the unpaid interest as taxable income.  Similarly, the Funds may be required to accrue interest income with respect to subordinate mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.   In any of these situations, if the Funds are unable to fully benefit from their losses, they will be subject to tax on a greater amount of income or gain than it has received economically.  Because income and gain, but not losses, are passed through to investors, an investor may be subject to tax on income it has not earned economically, which might cause the investor to recognize a capital loss that it may not be able to benefit from when it disposes of its investment in the Trust .

Finally, the PPIF may be required under the terms of any Treasury loan to which it is a party to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to the Trust's shareholders.

Due to each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that the Trust may have substantial taxable income in excess of cash available for distribution.  The Trust intends to hold Temporary Investments directly and not through the PPIP to endeavor to satisfy the distribution requirements necessary to maintain the Trust's status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes, but no assurances can be given in this regard.  Further, to satisfy its regulated investment company distribution requirements, the Trust may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt.  In addition, the Trust may make distributions in its common shares to satisfy the distribution requirements necessary to maintain the Trust's status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes but no assurances can be given in this regard.

Gain or loss on the sales of securities by the Funds will generally be long-term capital gain or loss if the securities have been held by the Funds for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

An entity, or a portion of an entity, that is treated as a "taxable mortgage pool" (described below) will be taxed as a corporation for U.S. federal income tax purposes.  An entity, or a portion of an entity, may be treated as a taxable mortgage pool if (1) substantially all of its assets consist of debt obligations or interests in debt obligations, (2) more than 50% of those debt obligations are real estate mortgages or interests in real estate mortgages as of specified testing dates, (3) the entity has issued debt obligations (liabilities) that have two or more maturities and (4) the payments required to be made by the entity on its debt obligations (liabilities) ''bear a relationship'' to the payments to be received by the entity on the debt obligations that it holds as assets.  The IRS recently issued Revenue Procedure 2009-38, which addresses the taxable mortgage pool rules in the context of partnerships such as PPIFs.  Based on Rev. Proc. 2009-38, the Trust believes that (x) neither the PPIF, nor any portion of the PPIF, and (y) neither the Trust's equity interest in the PPIF, nor any portion of the Trust, will be a "taxable mortgage pool for U.S. federal income tax purposes.

Taxation of Shareholders

Because the Trust intends to invest primarily in fixed income securities, ordinary income dividends paid by the Trust generally will not be eligible for the reduced rates applicable to "qualified dividend income" and will not be eligible for the corporate dividends received deduction.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gains if they have been properly designated by the Trust, regardless of the length of time you have owned common shares of the Trust. The maximum U.S. federal income tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized in taxable years beginning on or before December 31, 2010. For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum U.S. federal income tax rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum U.S. federal income tax rate of 35%.

If, for any taxable year, the Trust's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the common shares. A "return of capital" means the Trust will make distributions to you in excess of your share of such earnings and profits. When you sell your common shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the Trust's common shares is gain subject to tax. Because a return of capital reduces your basis in the common shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the common shares, all other things being equal.

Generally, not later than 60 days after the close of its taxable year, the Trust will provide you with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Trust ( including through a liquidation of the Trust ) will generally result in capital gain or loss to you in an amount equal to the difference between your adjusted tax basis in the shares sold or exchanged and the amount realized.  Upon liquidation of the Trust, if the Trust has any illiquid assets, it will place the illiquid assets in a “liquidating trust” and distribute interests in the liquidating trust to you (in addition to any cash).  The amount realized on a disposition of common shares of the Trust in a liquidation of the Trust will equal the sum of (i) the amount of cash received by you and (ii) if the Trust establishes a liquidating trust for illiquid assets, the net fair market value of your share of the Trust’s assets (net of known liabilities) that are transferred to the liquidating trust.  Generally, y our gain or loss will be long-term capital gain or loss, if the common shares have been held for more than one year at the time of sale . Any loss upon the sale or exchange of Trust common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you .  Any loss realized on a sale or exchange of common shares of the Trust will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations

at the rates applicable to ordinary income.   For non-corporate taxpayers, short-term capital gain will currently be taxed at a maximum U.S. federal income tax rate of 35% applicable to ordinary income, while long-term capital gain generally will be taxed at a current maximum U.S. federal income tax rate of 15% for taxable years beginning on or before December 31, 2010 (and thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise).

In general, a distribution of interests in a “liquidating trust” (if any) will be taxable even though there may not be a corresponding cash distribution to pay such taxes and the “liquidating trust” interests cannot be easily converted into cash.

You may be entitled to offset your capital gain dividends with capital loss es . There are a number of statutory provisions affecting when capital loss es may be offset against capital gain s , and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss es are urged to consult their tax advisors .

You should be aware that if Trust common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and you would then receive a taxable distribution that is likely to reduce the trading value of such Trust common shares, in effect resulting in a taxable return of some of the purchase price.

Dividends are taxable to shareholders whether they are reinvested in additional common shares of the Trust or they are paid in cash and common shares at the election of each common shareholder . Ordinary income dividends and capital gain dividends may also be subject to state and local taxes. Shareholders are urged to consult their own tax advis o rs regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local and foreign tax consequences to them of investing in the Trust.

A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to U.S. federal income withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below).

In general, U.S. federal income withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of common shares of the Trust . Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust's common shares.

For taxable years of the Trust beginning on or before December 31, 2009, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Trust's "qualified net interest income" (generally, the Trust's U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust's "qualified short-term capital gains" (generally, the excess of the Trust's net short-term capital gain over the Trust's long-term capital loss for such taxable year). Depending on its circumstances, however, the Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Trust's common shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

EXPERTS

The Statement of Assets and Liabilities of the Trust as of                 , 2009 appearing in this Statement of Additional Information and related Statements of Operations and Changes in Net Assets for the period from                       , 2009 (date of inception) to                       , 2009 have been audited by                            an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                 , located at                                                                    , provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To be filed by amendment.

F-1

FINANCIAL STATEMENTS OF THE FUNDS

To be filed by amendment.

F-2

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor's Corporation —A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

"AAA"	An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
"AA"	An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Appendix A-1

"A"
An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB"
An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C"
Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB"
An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"
An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"
An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"	An obligation rated "CC" is currently highly vulnerable to nonpayment.
"C"
A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D"
An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (–)	(–) The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
"N.R."
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

"A-1"
A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

Appendix A-2

"A-2"
A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3"
A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"
A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1"
A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2"
A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-3"
A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"C"
A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"
A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

"i"
This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"L"	Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.
"P"
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

Appendix A-3

"pi"
Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

"pr"
The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

"preliminary"	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

"t"
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

"*"
This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

"C"
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

"q"	A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
"r"
The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody's Investors Service, Inc. — A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Appendix A-4

LONG TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

"Aaa"	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

"Aa"	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

"A"	Obligations rated A are considered upper medium grade and are subject to low credit risk.

"Baa"	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

"Ba"	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

"B"	Obligations rated B are considered speculative and are subject to high credit risk.

"Caa"	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

"Ca"	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C"	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody's assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties.

•	Notes allowing for negative coupons, or negative principal.

•	Notes containing any provision that could obligate the investor to make any additional payments.

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Appendix A-5

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

Short Term Rating Definitions:

Moody's short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1"	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.

"P-2"	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.

"P-3"	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.

"NP"	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

US MUNICIPAL AND TAX EXEMPT RATINGS

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions:

"Aaa"	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax exempt issuers or issues.

"Aa"	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax exempt issuers or issues.

"A"	Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax exempt issuers or issues.

"Baa"	Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax exempt issuers or issues.

"Ba"	Issuers or issues rated Ba demonstrate below average creditworthiness relative to other US municipal or tax exempt issuers or issues.

Appendix A-6

"B"	Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"Caa"	Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"Ca"	Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"C"	Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax exempt issuers or issues.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch IBCA, Inc. — A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

"AAA"
Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA"
Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A"
High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB"
Good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Appendix A-7

Speculative Grade

"BB"
Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B"
Highly speculative. For issuers and performing obligations, "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of "R1" (outstanding).

"CCC"
For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of "R2" (superior), or "R3" (good) or "R4" (average).

"CC"
For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of "R4" (average) or "R5" (below average).

"C"
For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of "R6" (poor).

"RD"	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
"D"	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
	•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
	•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or
	•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated D upon a default. Defaulted and distressed obligations typically are rated along the continuum of C to B ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the B or CCC-C categories.

Appendix A-8

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "–" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e . those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term "put" or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

"PIF"	Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

"NR"	indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn":
A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Appendix A-9

NATIONAL LONG-TERM CREDIT RATINGS

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

"AAA(xxx)"
"AAA" national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

"AA(xxx)"
"AA" national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

"A(xxx)"
"A" national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

"BBB(xxx)"
"BBB" national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

"BB(xxx)"
"BB" national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

"B(xxx)"
"B" national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

"CCC(xxx)," "CC(xxx)," "C(xxx)"
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

"DDD(xxx)," "DD(xxx)," "D(xxx)"	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Appendix A-10

"F1"	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2"	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3"	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

"B"	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

"C"	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"RD"	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D"	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "–" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term "put" or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Appendix A-11

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

"PIF"	Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

"NR"	indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn":
A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL SHORT-TERM CREDIT RATINGS

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

"F1(xxx)"
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

"F2(xxx)"
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

"F3(xxx)"
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

"B(xxx)"
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

"C(xxx)"
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"D(xxx)"	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Appendix A-12

APPENDIX B

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its portfolio or to enhance income as described in the prospectus, the Funds (subject to the restrictions imposed by the PPIP) may engage in Strategic Transactions. The Funds may engage in such activities in the General Partner's or the board of trustees', as applicable, discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Funds occur. The Funds' ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC.  Moreover, the ability to pursue any and all of these strategies will be subject to any applicable restrictions imposed by the PPIP. Certain Strategic Transactions may give rise to taxable income.

Futures Contracts and Related Options

Characteristics.   The Funds may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Funds, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.   At the time a futures contract is purchased or sold, the Funds must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Funds will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Funds may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures.  The Funds' use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Funds currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Funds may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Funds will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its respective initial deposits and premiums on open contracts and options would exceed 5% of the respective Fund's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the General Partner or the board of trustees, as applicable, at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

Segregation and Cover Requirements.  Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Funds are generally subject to segregation and coverage requirements of either the CFTC or the Securities and Exchange Commission, with the result that, if the Funds do not hold the security or futures contract underlying the instrument, the Funds will be required to designate on their books and records an ongoing basis cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Funds' obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Funds maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Appendix B-1

Strategic Transactions Present Certain Risks.  With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Funds' position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Funds to successfully utilize Strategic Transactions will depend on Investment Team's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Funds have sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations.  The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Appendix B-2

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES
FOR THE BLACKROCK-ADVISED FUNDS

I.	INTRODUCTION

The Trustees/Directors ("Directors") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Investment Advisers Act of 1940 (the "Advisers Act"), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests.(1) When voting proxies for the Funds, BlackRock's primary objective is to make voting decisions solely in the best interests of the Funds' shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(2) It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the
______________________
(1)
Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(2)
Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock

Appendix C-1

Funds. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

II.	PROXY VOTING POLICIES

A.	Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.	Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

Appendix C-2

G.           Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company's board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.	Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions "micro-managing" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

III.	REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

Appendix C-3

PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

	(1)	Financial Statements
Part A—None.
Part B—Financial Statements.(2)
	(2)	Exhibits
(a)		Second Amended and Restated Agreement and Declaration of Trust of the Trust.(1)
(b)		Amended and Restated By-Laws of the Trust.(3)
(c)		Inapplicable.
(d)		Form of Specimen Certificate for the Common Shares of the Trust.(2)
(e)		Inapplicable .
(f)		Loan Agreement Relating to the Treasury Debt Financing.(2)
(g)	(1)	Form of Investment Management Agreement.(2)
	(2)	Form of Sub-Investment Advisory Agreement.(2)
(h)		Form of Underwriting Agreement.(2)
(i)		Form of the BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan.(2)
(j)	(1)	Form of Custody Agreement of the Trust.(2)
	(2)	Form of Custody Agreement of the PPIF(2)
(k)	(1)	Transfer Agency Agreement.(2)
	(2)	Form of Administrative Services Agreement.(2)
(l)		Opinion and Consent of Counsel to the Trust.(2)
(m)		Inapplicable.
(n)		Independent Registered Public Accounting Firm Consent.(2)
(o)		Inapplicable.
(p)		Form of Subscription Agreement.(2)
(q)		Inapplicable.
(r)	(1)	Code of Ethics of the Trust.(2)
	(2)	Code of Ethics of UCM .(2)
	(3)	Code of Ethics of the BAL and BFM.(2)
(s)	(1)	Power of Attorney.(3)
	(2)	Certified Resolution of the Board of Trustees of the Registrant Regarding Power of Attorney.(3)

(1)	Filed herewith.

(2)	To be filed by amendment.

(3)	Previously filed as an exhibit to the Trust's Registration Statement on Form N-2, filed with the Securities and Exchange Commission on July 24, 2009.

Item 26. Marketing Arrangements

Reference is made to the Form of Underwriting Agreement for the Registrant's common shares to be filed by amendment to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$
NYSE listing fees
Printing (other than certificates)
Engraving and printing certificates
Accounting fees and expenses related to the offering
Legal fees and expenses related to the offering
FINRA fees
Miscellaneous (i.e., travel) related to the offering
Total	$

Item 28. Persons Controlled by or under Common Control with the Registrant

BlackRock Legacy Securities Public-Private Master , L.P.

Item 29. Number of Holders of Shares

As of                      , 2009:

Title of Class	Number of Record Holders
Common Shares

Item 30. Indemnification

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

5.1           No Personal Liability of Shareholders, Trustees, etc.  No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2           Mandatory Indemnification  (a)  The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)           Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940 "the 1940 Act") nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)           The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)           The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)           Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3           No Bond Required of Trustees.  No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4           No Duty of Investigation; Notice in Trust Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5           Reliance on Experts, etc.  Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Reference is also made to Article 7 of the Underwriting Agreement, to be filed by amendment.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

Not Applicable

Item 32. Location of Accounts and Records

The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of BlackRock Financial Management, Inc. and the Registrant's Custodian and Transfer Agent.

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1)           The Registrant hereby undertakes to suspend the offering of its common shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)           Not applicable

(3)           Not applicable

(4)           Not applicable

(5)           (a)  For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)  For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of September , 2009.

/s/ Anne F. Ackerley
Anne F. Ackerley
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacities set forth below on the 28th day of September , 2009.

Name	Title

/s/ Anne F. Ackerley	President and Chief Executive Officer (Principal Executive Officer)
Anne F. Ackerley
Chief Financial Officer
*	(Principal Financial and Account ing Officer)
Neal Andrews

*	Trustee
G. Nicholas Beckwith, III

*	Trustee
Richard E. Cavanagh

*	Trustee
Richard S. Davis

*	Trustee
Kent Dixon

*	Trustee
Frank J. Fabozzi

*	Trustee
Kathleen F. Feldstein

*	Trustee
James T. Flynn

*	Trustee
Henry Gabbay

*	Trustee
Jerrold B. Harris

*	Trustee
R. Glenn Hubbard

*	Trustee
W. Carl Kester

*	Trustee
Karen P. Robards

*By: /s/ Anne F. Ackerley	Attorney-in-fact
Anne F. Ackerley

INDEX TO EXHIBITS

(a)	Second Amended and Restated Agreement and Declaration of Trust